                                                Contents

                       QUALIVEST FUND FACTS                           1

                       A GUIDE TO YOUR
                         SHAREHOLDER REPORT                           3

                       CHAIRMAN'S LETTER                              5

                       MARKET REVIEW AND
                         ECONOMIC OUTLOOK                             6

                       PORTFOLIO REVIEWS                              7

                       STATEMENTS OF ASSETS
                         AND LIABILITIES                             18

                       STATEMENTS OF OPERATIONS                      22

                       STATEMENTS OF CHANGES
                         IN NET ASSETS                               26

                       SCHEDULES OF PORTFOLIO INVESTMENTS            31

                       NOTES TO FINANCIAL STATEMENTS                 80

                       FINANCIAL HIGHLIGHTS                          93

                              QUALIVEST FUND FACTS

Whatever your investment goal or investing style, you'll find a Qualivest Fund or Funds to suit you. The Qualivest Mutual Funds offer funds designed for growth, income and capital preservation. To put together a portfolio tailored to your needs, consult with a U.S. Bancorp Securities registered representative* or call 1-800-743-8637 for prospectuses, which you should read carefully before investing.

                                                   PORTFOLIO CONSISTS      DESIGNED FOR INVESTORS
   QUALIVEST FUND             OBJECTIVE            PRIMARILY OF . . .      WHO . . .
-------------------------------------------------------------------------------------------------
STOCK FUNDS
-------------------------------------------------------------------------------------------------
Qualivest Small         Capital appreciation    Small U.S. companies       Have a long time
Companies Value                                 that the portfolio         horizon, seek
Fund(1)                                         manager believes to be     significant investment
                                                undervalued and to have    growth and can accept
                                                superior growth            higher-than- average
                                                potential                  volatility
Qualivest               Capital appreciation    Stocks of companies        Have a long time
International                                   outside the U.S. that      horizon, seek
Opportunities Fund(2)                           are included in the MSCI   significant investment
                                                EAFE Index(3)              growth and can accept
                                                                           a higher-than-average
                                                                           volatility
Qualivest Large         Long-term capital       Large U.S. companies       Have a medium to long
Companies Value Fund    appreciation            whose stocks are           time horizon and seek
                                                considered by the          investment growth
                                                portfolio manager to be
                                                undervalued
Qualivest Optimized     Capital appreciation    Stocks in the S&P 500      Have a medium to long
Stock Fund              and current income      Stock Index,(4)            time horizon and seek
                                                emphasizing                investment growth and
                                                top-performing stocks      income
-------------------------------------------------------------------------------------------------
BOND FUNDS
-------------------------------------------------------------------------------------------------
Qualivest Diversified   Current income and      Securities issued by the   Seek current income
Bond Fund               preservation of         U.S. Government and its
                        capital                 agencies,
                                                mortgage-related
                                                securities and corporate
                                                bonds with 7-11 yr.
                                                average maturity
Qualivest               Current income and      Securities issued by the   Seek current income
Intermediate Bond       preservation of         U.S. Government, its
Fund                    capital                 agencies and by
                                                corporations with 3-7
                                                yr. average maturity

                                                   PORTFOLIO CONSISTS      DESIGNED FOR INVESTORS
   QUALIVEST FUND             OBJECTIVE            PRIMARILY OF . . .      WHO . . .
-------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS(5)
-------------------------------------------------------------------------------------------------
Qualivest Money         Current income,         High-quality, short-term   Seek a convenient way
Market Fund             liquidity & stability   money-market instruments   to accumulate cash
                        of principal                                       while waiting for
                                                                           other investment
                                                                           opportunities
Qualivest Tax-Free      Income free from        High-quality, municipal    Seek a tax-free way to
Money Market Fund(6)    federal income tax &    money-market securities    accumulate cash while
                        stability of                                       waiting for other
                        principal                                          investment
                                                                           opportunities
Qualivest U.S.          Current income,         Money-market securities    Seek a convenient way
Treasury Money Market   liquidity & stability   issued or guaranteed by    to accumulate cash
Fund                    of principal            the U.S. Government or     while waiting for
                                                its agencies               other investment
                                                                           opportunities
-------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------------------------
Qualivest Allocated     Current income, with    Qualivest stock and bond   Seek current income
Conservative Fund       appreciation a          funds
                        secondary objective
                        of long-term capital
Qualivest Allocated     Long-term capital       Qualivest stock and bond   Seek a combination of
Balanced Fund           appreciation and        funds                      capital appreciation
                        current income                                     and income
Qualivest Allocated     Capital appreciation    Qualivest stock and bond   Have a medium to long
Growth Fund             and income growth       funds                      time horizon and seek
                                                                           investment growth
Qualivest Allocated     Maximum capital         Qualivest stock funds      Have a long time
Aggressive Fund         appreciation                                       horizon and seek
                                                                           significant investment
                                                                           growth

* The Qualivest Funds are available through U.S. Bancorp Securities, a brokerage subsidiary of U.S. Bancorp and a member of NASD and SIPC.
(1) Small-cap funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller-company stocks have experienced a greater degree of market volatility than larger capitalization stocks on average.
(2) International investing is subject to certain risk factors, including currency exchange-rate volatility, possible political instability and/or differences in financial standards and taxation.
(3) The Morgan Stanley Capital International EAFE (Europe, Australia, Asia and Far East) Index is an unmanaged index generally representative of established international stock markets.
(4) The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.
(5) An investment in the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurances that these Funds will be able to maintain a stable NAV of $1.00 per share.
(6) Depending on your tax bracket, some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.

                       A GUIDE TO YOUR SHAREHOLDER REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information designed to help you understand your investment and its performance--an annual and a semi-annual report. Below is a guide to key sections of your report.

The MARKET REVIEW AND OUTLOOK gives you an overview of the economy and the financial markets for the reporting period and the Investment Adviser's outlook for the months ahead.

The INTERVIEWS WITH THE FUND MANAGERS provide you with information about each Fund's performance, investment strategy and changes in portfolio holdings.

To help illustrate Fund performance you will find a chart comparing a hypothetical $10,000 investment in the Fund against a widely used industry benchmark. This index depicts the performance of a broad universe of investments similar to those held in the Fund. When comparing Fund performance to an index, it is important to keep in mind that the Fund's holdings may be restricted--by the guidelines of its prospectus--to a much smaller range of investments than those represented by an index. In addition, an index does not reflect any expenses that may accompany an investment in the funds, such as management fees, portfolio transaction costs and sales charges.

The STATEMENT OF ASSETS AND LIABILITIES lists each Fund's assets and liabilities. This is, in effect, the Fund's balance sheet as of the date of the report.

                         ASSETS: summarizes the Fund's assets stated at market value, including investments owned, dividends, interest and other amounts owed to each Fund by outside parties and any other assets owned by the Fund

                         LIABILITIES: summarizes all amounts owed by the Fund, including distributions declared but not yet paid to shareholders and other amounts owed to outside parties

ART NET ASSETS: (assets minus liabilities): summarizes the amounts that compose the Fund's net assets, including capital, undistributed net investment income, unrealized gains (or losses) from investments owned and realized gains (or losses) from investments sold

                         The number of shares owned by shareholders in the Fund

                         NET ASSET VALUE: the market value of the Fund's total net assets divided by the number of outstanding shares, or the net asset value (NAV) per share

                         The NAV plus sales charges

The STATEMENT OF OPERATIONS lists the results of operating activities during the period.

                         INVESTMENT INCOME includes dividend and interest income earned by the investments in the Fund

                         EXPENSES lists expenses incurred by the Fund
ART
                         REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS: summarizes gains or losses realized from selling the Fund's investments

                         Change in net assets due to Fund operations

The STATEMENT OF CHANGES IN NET ASSETS lists the activities that affected the value of the Fund's total net assets during the two most recent reporting periods.

                         See Statement of Operations

                         Distributions declared to shareholders from net investment income or net realized gains during the period

                         Dollar amount of mutual fund shares issued, reinvested
ART                      or redeemed

                         Compares total net assets as of the end of the current and prior periods

                         Share Transactions lists the number of Fund shares issued, reinvested and redeemed

The SCHEDULE OF PORTFOLIO INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments are usually grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also indicated.

                         Type of security

                         Industry sector and percentage of the Fund's net assets
 ART represented by investments in that sector (if applicable)

                         Individual portfolio holdings with number of shares and market value as of the date of the report

The NOTES TO FINANCIAL STATEMENTS describe in more detail certain Fund procedures and activities, such as accounting procedures, contractual arrangements between the Fund and its service providers, specialized Fund transactions and other general information about the Fund.

The FINANCIAL HIGHLIGHTS summarizes Fund activity as it affects a single Fund share--including net investment income, realized and unrealized gains and losses and dividends and distributions of the Fund. This section also gives key data such as the total investment return for each period, the portfolio turnover rate (an indication of portfolio activity) and the ratios of expenses and net investment income to average net assets.

The financial statements and financial highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. A semi-annual report is a six-month interim report that includes financial statements that will not be audited by an independent accounting firm.

                                QUALIVEST FUNDS

                               Semi-Annual Report
                                January 31, 1997

                               CHAIRMAN'S LETTER
Dear Shareholders:

It is my pleasure to present the semi-annual report of the Qualivest Mutual Funds for the six months ended January 31, 1997. The period was characterized by a booming stock market and modest bond market gains.

Although inflation remained under control during 1996, investors were very sensitive to stronger economic data. As a result, interest rates were volatile during the period, and bond returns were modest. Although the economy continued to grow at a healthy rate, there was very little evidence that inflation would return. Therefore, the Federal Reserve Board chose to keep short-term interest rates at 5.25%.

The stock market's performance was anything but modest, with the Dow Jones Industrial Average piercing 7000 on February 13, 1997. Qualivest Mutual Funds focusing on stocks certainly benefited from this environment. One in particular, the Qualivest Small Companies Value Fund, outperformed its benchmark, the Russell 2000, by 10.97% for the six month period.

We are very much aware that we are in the midst of one of the most powerful bull markets in history. Our investment posture is increasingly cautious, as dividend yields sink below 2% and stock prices approach 20 times 1997 earnings. As a means of controlling risk, mutual funds such as the Qualivest Mutual Funds offer professional management as well as broad diversification by investing in a wide variety of stocks.

Speaking of diversification, the Dynamic Allocation Series--Qualivest's "fund of funds" approach to investing--completes its first year on May 1, 1997. These four funds, provide well-balanced portfolios invested across different asset classes helping you maintain the proper allocation among stocks and bonds over time. The funds offer a spectrum of conservative to aggressive approaches and invest in the various Qualivest Funds.

Following this letter, we present interviews with the portfolio managers of the Qualivest Mutual Funds as well as detailed performance data. We urge you to read the entire report to help you monitor the progress of your investments.

In the two years since the Funds were launched on August 1, 1994, the Qualivest family has grown from $530 million to $2.3 billion in assets under management. We appreciate your confidence in us and look forward to continuing to help you meet your investment goals.

Sincerely,

/s/ GEORGE R. LANDRETH

George R. Landreth
Chairman, Qualivest Mutual Funds

-------------------------------------------------------------------------------
THE QUALIVEST MUTUAL FUNDS, LIKE ALL MUTUAL FUNDS, ARE NOT INSURED BY THE FDIC OR ANY OTHER U.S. GOVERNMENT AGENCY AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, U.S. BANCORP OR ITS AFFILIATES OR SUBSIDIARIES. THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUNDS MAY INVOLVE SALES CHARGES AND OTHER FEES.
-------------------------------------------------------------------------------

                       MARKET REVIEW AND ECONOMIC OUTLOOK
                       FROM QUALIVEST CAPITAL MANAGEMENT

HOW WOULD YOU CHARACTERIZE THE CURRENT INVESTMENT ENVIRONMENT?

TIM LEACH: The environment continues to look very positive. The economy has now expanded for six consecutive years, the second longest pace time expansion on record. The longest was a 7 1/2 year expansion in the 1980s. Prior to that, the average expansion lasted less than 3 years and was followed by an 18-month recession. Business cycles usually end when excesses cause imbalances, and so far this business cycle seems to have avoided the excesses associated with past business cycles. We do not see the economy expanding dramatically or moving into recession. The economy continues to grow, although slowly. We see continuing signs of some slowing in retail sales and housing and we expect to see automobile sales slow somewhat. Although the fourth quarter of 1996 was strong from a GDP point of view, fourth quarter corporate profits suggest an annual growth in earnings for the S&P 500 in the 7-9% range rather than the double-digit growth that we were seeing last year. International business competition is combining with higher domestic labor costs to reduce profit margins.

WHY HAS THE STOCK MARKET'S PERFORMANCE BEEN DOMINATED BY LARGE COMPANIES?

TIM LEACH: Very large companies have been streamlining and finally achieving efficiencies from reducing costs and implementing new technologies, as well as expanding internationally. From a taxation and regulatory point of view, we have one of the least encumbered markets in the world. U.S. multinational corporations are the most competitive they have been in 20 years. To a large extent, the huge companies in our market-the 30 Dow Jones Industrials and two-thirds of the Standard & Poor's 500 have been growing substantially overseas as well as in the U.S. These companies will continue to be formidable in the international marketplace for years to come.

HOW IS THE STRONGER DOLLAR IMPACTING THESE CORPORATIONS?

TIM LEACH: Having been shored up by the international sense that our politicians in Washington on both sides of the political spectrum are trying to exercise fiscal restraint, my expectation is that the dollar will continue to be relatively strong. This translates into a tougher environment for exporters and also opens an opportunity for depreciating currency imports to play to a heavier degree in our marketplace.

WHAT IS YOUR OUTLOOK FOR INFLATION, INTEREST RATES AND THE MARKETS?

TIM LEACH: Our outlook for interest rates and inflation continues to be moderate. There will be some pressure on inflation as our economy continues to grow, but with an economy that isn't growing excessively, we believe that inflation is likely to be restrained and should not become a significant problem for us. Inflation growth has been muted to some extent by the strengthening dollar. We continue to import more and more goods from, areas with low labor costs such as Thailand, China and Indonesia, and that has helped keep our inflation rate low. Because we believe that interest rates will remain in a trading range or trend downward, we are bullish on the bond market. In addition, we believe that the stock market will rise more slowly in 1997 than 1996. Although January 1997 was very robust and very much a continuation of the bull market that we've had for the past couple of years, we anticipate that growth in the stock market is not likely to be maintained at that level. *From Strategy Update, January 1997

                          QUALIVEST SMALL COMPANIES(1)
                                   VALUE FUND

For the six months ended January 31, 1997, the Fund produced a total return of 28.95%. For the 12 months ended January 31, 1997, the Fund produced a total return of 34.87%. (Returns are for Class A shares, without the sales charge.) In comparison, the Russell 2000 Index returned 17.98% and 19.00% for the six- and 12-month periods, respectively.

                       TOTAL RETURN*
-------------------------------------------------------------
                                      AVERAGE ANNUAL
                             --------------------------------
                                                     SINCE
  AS OF 1/31/97   6 MONTHS   1 YEAR   5 YEARS++   INCEPTION++
  Load**           23.12%    28.79%     20.92%       21.66%
  Without Load     28.95%    34.87%     22.04%       22.28%

                                                     SINCE
  AS OF 12/31/96             1 YEAR   5 YEARS++   INCEPTION++
  Load**                     14.65%     21.18%       20.72%
  Without Load               20.07%     22.28%       21.35%
-------------------------------------------------------------

 * Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
** Reflects 4.50% maximum sales charge.
++ This performance includes performance of certain collective trust fund
   ("commingled") accounts advised by Qualivest Capital Management, Inc., dating back to January 1, 1988, prior to the Qualivest Small Companies Value Fund which began operations on August 1, 1994, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, their performance may have been adversely affected.

The Qualivest Small Companies Value Fund is managed by Dale Benson, who has more than 20 years of experience in the investment field. In addition to being a Chartered Financial Analyst, Mr. Benson holds a Ph.D. in history from the University of Maine.

WHAT SECTORS PERFORMED PARTICULARLY WELL DURING THE SIX-MONTH PERIOD?

DALE BENSON: We were overweighted in two sectors: technology and financial services, that did very well. Applied Magnetics (8.15% of the portfolio holdings), which makes components for computers, rose from $9 last summer to $50 at the end of January. The company's products have benefited from the trend toward larger and larger hard-drive memory. Astoria Financial (1.20%), a New York-based savings and loan, is up more than 60% for the past year. Orion Capital (0.82%), a California-based company specializing in workers' compensation, is finally being recognized by the market after posting strong earnings. Tucson Electric (3.74%) remains a top ten holding, and the company continues to generate cash and reduce its debt burden. In addition, the energy sector performed well during the period. The strength in oil prices and increased exploration activity have benefited the Fund's holdings in the energy sector, the largest of which are Abacan Resources (1.84%) and Forest Oil (1.03%).

WHAT ARE SOME EXAMPLES OF RECENT PURCHASES?

DALE BENSON: We have recently added TNP Enterprises (0.55%) and El Paso Electric (0.44%), which are physically adjacent to Tuscon Electric in the Southwestern U.S. We believe that this region of the country represents significant growth opportunities in the deregulating utility environment. Recently, we bought Magnetek (1.32%), an electrical equipment company based in Los Angeles, at between $8 and $12 a share, and now it's $16. The stock was depressed after the company reported disappointing earnings and a burdensome debt load. They sold some businesses, paid down debt, and are now generating good cash flow. We bought in at a time when nobody liked the stock. Magnetek dominates its markets in the pieces of the businesses that are left. As of January 31, 1997, the top five holdings in the Fund were Applied Magnetics Corp. (8.15%), Tucson Electric Power Co. (3.74%), Fremont General Corp. (2.14%), Air & Water Technology (2.13%) and Pioneer Financial Services (2.09%).***

WHAT IS YOUR OUTLOOK?

DALE BENSON: We try to buy cheap stocks because we're value investors. For us to have a macro view of the market belies the strategy we pursue. Using this strategy, it really doesn't matter if the Dow

Jones Industrial Average is at 5000 or if it is at 7000. Our stocks have market capitalizations under $500 million and are not widely followed by Wall Street. The reason we have done well over the years is that we don't particularly care what the market does when we're buying a company. If we think the company is undervalued, then we'll buy it. Other so-called value investors buy value that everyone perceives to be value. We're buying value that others don't want to touch.

  (1) Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue chip" companies. Historically, smaller company stocks have experienced a greater degree of market volatility than stocks on average.

***   The composition of the Fund's holdings is subject to change.

                            QUALIVEST INTERNATIONAL
                             OPPORTUNITIES(1) FUND

For the six months ended January 31, 1997, the Fund produced a total return of 0.20%. For the 12 months ended January 31, 1997, the Fund produced a total return of 1.09%. (Returns are for Class A shares, without the sales charge.) In comparison, the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index returned 1.00% and 2.22% for the six- and 12-month periods, respectively.

                      TOTAL RETURN*
---------------------------------------------------------
                                        AVERAGE ANNUAL
                                     --------------------
                                                 SINCE
                                               INCEPTION
  AS OF 1/31/97          6 MONTHS    1 YEAR    (07/03/95)
  Load**                  -4.30%     -3.48%       1.44%
  Without Load             0.20%      1.09%       4.43%

                                                 SINCE
                                               INCEPTION
  AS OF 12/31/96                     1 YEAR    (07/03/95)
  Load**                              0.63%       4.47%
  Without Load                        4.81%       7.38%
----------------------------------------------------------

 * Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
** Reflects 4.50% maximum sales charge.

The Qualivest International Opportunities Fund is co-managed by Dan Rauchle, lead manager and Tim Leach, co-manager. Mr. Rauchle holds an MBA and JD degree from the University of Wisconsin. Mr. Leach holds a bachelor's degree in business management and agricultural science and an MBA from the University of California, Berkley.

HOW WOULD YOU DESCRIBE THE INTERNATIONAL OPPORTUNITIES FUND?

TIM LEACH (CO-MANAGER): The International Opportunities Fund attempts to match the EAFE Index by investing in about 700 stocks. These stocks are selected from the EAFE Index of 1,100 stocks representing 20 developed countries around the world. In Europe, the countries include Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. In Asia, the countries are Hong Kong, Japan, Malaysia and Singapore. In addition, the Fund invests in companies located in Australia and New Zealand.

HOW WOULD YOU ASSESS THE FUND'S RECENT PERFORMANCE?

TIM LEACH (CO-MANAGER): Over the past six months, the EAFE index has performed in a mediocre fashion, certainly relative to the U.S. stock market. Japan, which represents 40% of the index, was a big factor in that performance. Japan, which has suffered from a deflationary economy and a banking and real estate crisis for five years, has still not yet picked itself up off the ground. Another factor was the strong dollar. While there was some positive performance in local currency terms from other countries in EAFE, the stronger dollar took away a fair amount of that positive return. In Europe, Germany is still struggling to assimilate the former Eastern Germany into its economy. The rest of Continental Europe has been weak as these countries cut government spending to prepare for the upcoming unification of their currencies. As of January 31, 1997, the top five holdings in the Fund were Toyota Motor Corp. (1.78%), Royal Dutch Petroleum (1.62%), British Petroleum Co. (1.33%), Novartis AG (1.33%) and Bank of Tokyo Mitsubishi (1.33%).***

WHAT IS YOUR OUTLOOK FOR JAPAN?

TIM LEACH (CO-MANAGER): Japan has discovered that it cannot be an island in the international economy. Employers can't offer compensation packages that are widely divergent from the international marketplace because the supply of labor has become global. However, there are some positive signs coming out of Japan today. Employment is growing, housing is improving and the weaker yen should help exports. The major Japanese auto companies are reporting substantial improvements in automobile sales in the U.S. Never underestimate Japan from a competitive standpoint. Industrial Japan is very focused, and that has always been a key to its success.
  (1) International investing involves certain risk factors, such as currency-rate volatility, differences in political, social or economic conditions and in taxation, auditing and other financial standards.
*** The composition of the Fund's holdings is subject to change.

                           QUALIVEST LARGE COMPANIES
                                   VALUE FUND

For the six months ended January 31, 1997, the Fund produced a total return of 22.39%.* For the 12 months ended January 31, 1997, the Fund produced a total return of 22.59%. (Returns are for Class A shares, without the sales charge.) In comparison, the Standard & Poor's 500 Stock Index and the Lipper Growth and Income Index produced 24.15%, 18.92% and 26.37%, 22.09% for the six- and 12-month periods, respectively.

                         TOTAL RETURN*
---------------------------------------------------------
                                        AVERAGE ANNUAL
                                     --------------------
                                                 SINCE
                                               INCEPTION
  AS OF 1/31/97          6 MONTHS    1 YEAR    (08/01/94)
  Load**                  16.90%     17.11%      19.91%
  Without Load            22.39%     22.59%      22.13%

                                                 SINCE
                                               INCEPTION
  AS OF 12/31/96                     1 YEAR    (08/01/94)
  Load**                             14.12%      17.96%
  Without Load                       19.51%      20.22%
---------------------------------------------------------

 * Past performance is no guarantee of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
** Reflects 4.50% maximum sales charge.

The Qualivest Large Companies Value Fund is co-managed by John Dozier and John Swank, each of whom has more than 20 years of experience in the investment field. John Swank holds an MBA from Long Beach State University and is also a Chartered Financial Analyst. John Dozier has a bachelor's degree in economics from Claremont Men's College.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

JOHN DOZIER: Over the past year portfolio managers have been rewarded for throwing caution to the wind and chasing fast-moving momentum stocks. After a six-year bull market though, we believe our more risk-averse, value-driven style makes more sense. Actually our performance has been quite good on a risk-adjusted basis (beta of only .81)(1). We believe the Fund's low beta combined with its relatively low average price/earnings ratio (75% of the S&P) and above average dividend yield (2.5% versus 1.8% for the S&P) should provide some downside protection in the event of a correction.

LET'S TAKE A LOOK AT SOME GOOD AREAS WITHIN THE FUND.

JOHN DOZIER: Certainly one area is the semiconductor industry. We added to our positions in the ones that had really gotten beat up such as Advanced Micro Devices (0.88% of the portfolio holdings) and National Semiconductor (1.18%). Another excellent technology stock has been IBM (2.64%). There is a newfound confidence in the company, and it was low priced relative to other technology stocks. In the hotel and gaming area, ITT (1.47%) has been a big stock for us, particularly after Hilton Hotel's recent hostile offer to buy the company. ITT's stock had been trading in the 60s until it announced that its gaming division was going to have some near-term problems. We bought the stock in the low 40s. The gaming business was only about one-third of the total, and a third of the value was taken off the stock, so we figured we were getting the gaming business for free. As of January 31, 1997, the top five holdings in the Fund were Kennamental, Inc. (3.12%), IBM Corp. (2.64%), Sun Healthcare Group (2.60%), Boise Cascade Corp. (2.50%) and Ford Motor Co. (2.07%).***

JOHN SWANK: In financial services, Citicorp (1.74%) has been a very successful stock, more than tripling in the past three years. Much of the company's growth is overseas, where they have a market presence in about 80 countries. There is a lot more growth opportunity in these developing countries than in the U.S. market, which is pretty saturated. Citicorp wants to be the Coca Cola of the banking industry. Other strong banking companies include Nationsbank (0.70%) and Mellon Bank (1.00%). Retail stocks are very inexpensive now, underperforming because the consumer has a lot of debt and is more particular about what he or she buys. We recently bought Federated Department Stores (1.13%), which owns Macy's and Bloomingdales. When we bought the stock, it was selling at only 12 times 1997 earnings, which we think is very inexpensive for a good name retail company with strong growth prospects. Waban (1.76%) has been another good retailing stock for us. Waban owns HomeBase and BJ's Wholesale, but plans to sell HomeBase and use the proceeds to pay down debt. The stock is selling at just 11 times earnings.

WHAT IS YOUR OUTLOOK?

JOHN DOZIER: Going back to late 1994 when the Dow Jones Industrial Average was at 4000, we were raging bulls. But you get more cautious when the Dow is 7000 and price/earnings multiples on 1997 earnings approach 20. The yield on the S&P 500 is 1.8%, the lowest it has ever been.

JOHN SWANK: I think the market is fully valued. However, since our Fund is selling at a discount to the market in terms of its price/earnings ratio, and our Fund has a higher dividend yield than the market, we think that we're in a good position if we do have a correction.

*** The composition of the Fund's holdings is subject to change.

(1) Beta measures a stock's relative risk in relation to the rest of the stock market. The Standard and Poor's 500 Index has a beta of 1. A stock with a lower beta such as the Large Companies Value Fund, may be expected to rise and fall more slowly than the market, whereas a stock with a higher beta than 1 is more of a riskier relation to the market.

                         QUALIVEST OPTIMIZED STOCK FUND

For the six months ended January 31, 1997, the Fund produced a total return of 24.02%.* For the 12 months ended January 31, 1997, the Fund produced a total return of 25.23%. (Returns are for Class A shares, without the sales charge.) In comparison, the Standard & Poor's 500 Stock Index returned 24.15% and 26.37% for the six- and 12-month periods, respectively.

                       TOTAL RETURN*
---------------------------------------------------------
                                        AVERAGE ANNUAL
                                     --------------------
                                                 SINCE
                                               INCEPTION
  AS OF 1/31/97          6 MONTHS    1 YEAR    (05/02/95)
  Load**                  18.45%     19.57%      25.31%
  Without Load            24.02%     25.23%      28.63%

                                                 SINCE
                                               INCEPTION
  AS OF 12/31/96                     1 YEAR    (05/02/95)
  Load**                             16.46%      22.38%
  Without Load                       21.95%      25.80%
---------------------------------------------------------

 * Past performance is no guarantee of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
** Reflects 4.50% maximum sales charge.

The Qualivest Optimized Stock Fund is managed by Tim Leach, chief investment officer for Qualivest Capital Management, investment adviser to the Qualivest Funds. Mr. Leach has more than 15 years of experience in the investment field and holds an MBA from the University of California, Berkeley.

HOW DOES THIS PORTFOLIO DIFFERENT FROM A TRADITIONAL EQUITY STRATEGY?

TIM LEACH: The Optimized Stock Fund attempts to beat the S&P 500 Index using a quantitative methodology, meaning that we make no subjective bets on stocks or sectors. We created an optimization strategy that favors stocks that have seen positive momentum in their share price and a higher expected total return than other securities in their industry. We also manage this portfolio for lower turnover, which helps reduce capital gains for our shareholders.

HOW WOULD YOU ASSESS YOUR PERFORMANCE?

TIM LEACH: This portfolio is intended to move very closely with the S&P 500, with the idea that we are trying to deliver some excess return through quantitative strategies. Typically, most quantitative strategies tend to result in a tilt towards the value style of investing. In early 1996, we were lagging behind the S&P 500 a little bit, and then we introduced some additional strategies in the summer which began to impact performance in the second half of the year.

WHAT IS YOUR OUTLOOK FOR THE FUND?

TIM LEACH: Our goal is to modestly outperform the S&P 500 Index, which we believe will rise in 1997, but at a more moderate rate than the past two years.

                        QUALIVEST INTERMEDIATE BOND FUND

For the six months ended January 31, 1997, the Fund produced a total return of 3.85%.* For the 12 months ended January 31, 1997, the Fund produced a total return of 2.09%. (Returns are for Class A shares, without the sales charge.) In comparison, the Fund's benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index, returned 4.37% and 3.56% for the six- and 12-month periods, respectively.

                         TOTAL RETURN*
-------------------------------------------------------------
                                          AVERAGE ANNUAL
                                      -----------------------
                                                     SINCE
  AS OF 1/31/97   6 MONTHS   1 YEAR   5 YEARS++   INCEPTION++
  Load**            0.21%    -1.52%      5.10%        6.69%
  Without Load      3.85%     2.09%      5.85%        7.11%

                                                     SINCE
  AS OF 12/31/96             1 YEAR   5 YEARS++   INCEPTION++
  Load**                     -1.06%      4.82%        6.72%
  Without Load                2.49%      5.57%        7.14%
-------------------------------------------------------------

 * Past performance is no guarantee of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
** Reflects 3.50% maximum sales charge.
++ This performance includes performance of certain collective trust fund
   ("commingled") accounts advised by Qualivest Capital Management, Inc., dating back to January 1, 1988, prior to the Qualivest Intermediate Bond Fund, which began operations on August 1, 1994, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, their performance may have been adversely affected.

The Qualivest Intermediate Bond Fund is managed by Curry Garvin, who has more than ten years of experience in financial analysis and portfolio management. In addition to being a Chartered Financial Analyst, Mr. Garvin has a bachelor's degree in finance from the University of Oregon.

WHY HAS THE BOND MARKET BEEN SO VOLATILE LATELY?

CURRY GARVIN: In the 1960s, 1970s and 1980s, the course of the economy was much more predictable. Investors could look at the economy, see that we were late in the cycle, predict that the Federal Reserve Board would raise interest rates, extend maturities and perform well in relation to the market. But in the last few years, the economy has moved in a much more narrow range. Instead of quarters in which the economy grows 6% and then 1%, you see a series of 3%, 2%, 3%, 2% and so on. So investors are hunting around for the slightest hint of a recession or a spurt of growth. People have become hypersensitive to economic data.

AND YET, OUR MARKET IS RELATIVELY ATTRACTIVE COMPARED TO THE REST OF THE WORLD.

CURRY GARVIN: Japan's economy is bordering on disinflation and most of the industrialized countries in Europe are experiencing high unemployment. To try to correct that situation, foreign governments are lowering interest rates to stimulate the economy, so that makes our market relatively attractive.

In addition, the strength of the dollar is very compelling. A foreign investor who bought dollar-denominated fixed-income securities when the dollar was worth 80 yen in 1995 has done very well with the dollar at 125 yen today. We've had good foreign inflows into our market.

WHAT HAS BEEN YOUR STRATEGY IN MANAGING THE FUND?

CURRY GARVIN: Many managers have not been using duration (sensitivity to interest rates) to try to add returns to the portfolios. A lot of them have said that they can't figure out where the economy is going, so they're going to take away interest rates as a factor. To add incremental yield, they've turned to non-Treasury products such as corporates, mortgages and asset-backed securities. This has caused yield spreads on these products to narrow considerably compared to Treasuries. We have increased exposure to asset-backed securities such as home equity loans and AAA-rated collateralized mortgage obligations to get additional yield. Within the government agency sector, we've been selling noncallable agencies and buying callable agencies. With regard to corporates, we have been market neutral. This economic expan-sion is six years old. When the next recession comes, that will put the squeeze on corporate profits and will probably cause corporate bond prices to fall in relation to Treasuries. However, it is difficult to time the economy, so we would prefer to keep a neutral weighting in corporates because if you're under-weighted in corporates, then you're giving up yield. But yield spreads are so narrow that it isn't attractive to add any incremental credit risk at a time when the economic cycle is getting stale.

WHAT IS YOUR OUTLOOK?

CURRY GARVIN: Our themes revolve around the economy slowing somewhat, interest rates falling, the dollar strengthening and the attractiveness of our market compared to markets overseas. We're seeking to add yield in a conservative manner, keeping the portfolio's credit quality high and its duration slightly longer than average. Our goal is to provide income with high quality.

                        QUALIVEST DIVERSIFIED BOND FUND

For the six months ended January 31, 1997, the Fund produced a total return of 4.30%.* For the 12 months ended January 31, 1997, the Fund produced a total return of 1.61%. (Returns are for Class A shares, without the sales charge.) In comparison, the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.94% and 3.25% for the six-and 12-month periods, respectively.

                          TOTAL RETURN*
---------------------------------------------------------
                                        AVERAGE ANNUAL
                                     --------------------
                                                 SINCE
                                               INCEPTION
  AS OF 1/31/97          6 MONTHS    1 YEAR    (05/02/95)
  Load**                   0.62%     -1.98%       4.32%
  Without Load             4.30%      1.61%       6.44%

                                                 SINCE
                                               INCEPTION
  AS OF 12/31/96                     1 YEAR    (05/02/95)
  Load**                             -1.62%       4.47%
  Without Load                        1.98%       6.71%
---------------------------------------------------------

 * Past performance is no guarantee of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
** Reflects 3.50% maximum sales charge.

The Qualivest Diversified Bond Fund is managed by John McCune, who has ten years of experience in financial analysis and portfolio management. Mr. McCune holds an MBA from UCLA and a bachelor's degree in finance from Brigham Young University.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

JOHN MCCUNE: Starting last May, we recognized a trading range within the market. During 1996, the 30-year Treasury hit 7.20% approximately four times during the year. It also fell to 6.50% six times during the year. When you look at that type of trading range, the market can obviously be very volatile. That type of volatility is typical in a moderately growing economy with no particular trend in the market. As a result, the market overreacts to news, so you get big movements in interest rates in a relatively short period of time. In a trading range with uncertain and volatile interest rate changes, it often doesn't pay to make extreme duration bets. The way to add value in this type of environment is to look for yield/spread product. That is the reason why we added commercial mortgage-backed securities, asset-backed securities, and mortgage pass-through securities to the portfolio. A recent purchase was a large pool of commercial mortgages in which we were able to pick up 0.9% over Treasuries with a similar maturity. This is a AAA security with an average maturity of slightly less than seven years. A similarly rated corporate bond would only provide a spread of 0.2% over Treasuries.

WHAT IS THE ADVANTAGE OF A COMMERCIAL MORTGAGE COMPARED TO A TRADITIONAL
MORTGAGE?

JOHN MCCUNE: The types of commercial mortgages we have purchased have been large pools of commercial properties such as apartment buildings, shopping malls, hotels, etc. The structures we have purchased are much more stable in regard to price changes due to interest rate movements rather than typical mortgage pools wherein you can assume more prepayment risk, etc. For example, if interest rates fall in a typical pool of home mortgages, people tend to refinance and the duration of your portfolio shortens just at the wrong time. In well-structured mortgage pools such as the commercial pools we purchased, you can eliminate much of this type of risk.

WHAT IS YOUR OUTLOOK?

JOHN MCCUNE: We believe that long-term interest rates will remain in a trading range between 6 3/8 and 7% in 1997. Inflation will remain under control for the year. As the market continues to trade within this range, many of the yield products we have purchased such as commercial mortgages, should remain very desirable. We will also be looking for opportunities to adjust our duration in anticipation of interest rate changes.

                         QUALIVEST MONEY MARKET FUNDS*

- Qualivest Money Market Fund is comprised primarily of commercial paper--high quality short-term debt issued by blue chip corporations. As of January 31, 1997, the Money Market Fund offered a seven-day yield of 4.61% and an effective seven-day yield of 4.71% (Class A shares). As of January 31, 1997, the Fund's average maturity was 57 days.

- Qualivest U.S. Treasury Money Market Fund is comprised primarily of short-term U.S. Treasury securities. As of January 31, 1997, the U.S. Treasury Money Market Fund offered a seven-day yield of 4.48% and an effective seven-day yield of 4.58% (Class A shares). As of January 31, 1997, the Fund's average maturity was 58 days.

- Qualivest Tax-Free Money Market Fund** is comprised primarily of short-term tax-free municipal securities. As of January 31, 1997, the Tax-Free Money Market Fund offered a seven day yield of 2.66% and an effective seven day yield of 2.70% (Class A shares). As of January 31, 1997, the Fund's average maturity was 62 days.

The Qualivest Money Market Funds are managed by John Coulter, who has more than 30 years of experience in the investment field. Mr. Coulter holds a bachelor's degree from Oregon State University.

DESCRIBE THE SHORT-TERM INTEREST RATE ENVIRONMENT DURING THE PAST SIX MONTHS.

JOHN COULTER: There was very little change in rates. The Federal Reserve Board has kept the Fed Funds rate steady at 5.25% where it has been since January of 1996. In the fall, there was some speculation that the Fed would tighten rates but that never happened. We were skeptical at the time and maintained our average maturities during the period, which proved to be the right course of action. There's been a lot of mixed economic signals and mixed interpretation of these different signals.

WHAT HAS BEEN YOUR STRATEGY?

JOHN COULTER: As managers of money market funds, our policy has been to maintain a high-quality portfolio and not chase yield. Our strategy is to hold securities through a variety of maturities, rather than trying to go long or short, depending on the outlook at the moment. We don't expect much change in interest rates in the near future, and the portfolios are positioned in the 50-60 day range. In the Money Market Fund, the predominant issuers of commercial paper tend to be in financial services. We hold them because that's what's available and the rates are good, but we try to diversify into nonfinance names. We're delighted when we see a name like Warner Lambert because they're not in the market that often. In the Tax Free Fund, it is still difficult to buy Oregon issues because they're so scarce. It takes some persistence and we've made some efforts to let various dealers know that we're particularly looking for Oregon paper so if they see some come that we get on their list, and when we buy it, we want to try to hang onto it rather than sell it. Our goal is 20% Oregon paper, and we're quite close to that.

WHAT IS YOUR OUTLOOK?

JOHN COULTER: It's fairly rare for the Fed not to make changes for an entire year. Chairman Greenspan likes to tinker, instead of making sweeping moves. Our thought is that if the employment numbers continue to show strength, he may want to step in and increase the Fed Funds rate a little bit, to put out a signal to calm the markets and show that he's not going to tolerate renewed inflation.

 * An investment in the Funds is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.
** Some of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.

                          QUALIVEST DYNAMIC ALLOCATION
                                SERIES OF FUNDS

On May 1, 1996, Qualivest introduced the Qualivest Dynamic Allocation Series of Funds. The Dynamic Allocation Series is based on the concept of asset allocation among stocks and bonds. The approach is guided by the premise that investment performance is determined primarily by the appropriate mixture of asset classes rather than by the selection of individual securities. The components of the Dynamic Allocation Series of Funds are the Qualivest Mutual Funds.

- The Allocated Conservative Fund is designed for investors who want a steady source of investment income with some capital appreciation and who are most comfortable with limited investment risk. As of January 31, 1997, the Fund's portfolio allocation was 65% Qualivest bond funds, 33% Qualivest equity funds and the balance in cash.* For the six months ended January 31, 1997, the Fund produced a total return of 8.08% (Class A shares at NAV).

- The Allocated Balanced Fund is designed for investors who seek the potential for both capital appreciation and current income and who want greater capital appreciation potential than the Allocated Conservative Fund. As of January 31, 1997, the Fund's portfolio allocation was 59% Qualivest equity funds, 39% Qualivest bond funds and the balance in cash.* For the six months ended January 31, 1997, the Fund produced a total return of 12.76% (Class A shares at NAV).

- The Allocated Growth Fund is designed for investors who seek long-term capital appreciation with some current income and who want greater price stability than the Allocated Aggressive Fund. As of January 31, 1997, the Fund's portfolio allocation was 80% Qualivest equity funds, 18% Qualivest bond funds and the balance in cash.* For the six months ended January 31, 1997, the Fund produced a total return of 15.54% (Class A shares at NAV).

- The Allocated Aggressive Fund is designed for investors who seek long-term capital appreciation and can accept more investment risk in exchange for higher potential returns. As of January 31, 1997, the Fund's portfolio allocation was 98% in Qualivest equity funds and the balance in cash.* For the six months ended January 31, 1997, the Fund produced a total return of 17.20% (Class A shares at NAV)

* The allocation of the Fund's are subject to change.

  Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

QUALIVEST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                                                                                       U.S.
                                                                                    MONEY            TREASURY          TAX-FREE
                                                                                    MARKET         MONEY MARKET      MONEY MARKET
                                                                                     FUND              FUND              FUND
                                                                                 ------------      ------------      ------------
ASSETS:
Investments, at amortized cost...............................................    $531,728,325      $147,649,657      $42,005,756
Repurchase agreements, at amortized cost.....................................      45,645,104               --                --
                                                                                 ------------      ------------      -----------
Total Investments............................................................     577,373,429      147,649,657        42,005,756
Interest receivable..........................................................         263,799          862,802           291,001
Prepaid expenses.............................................................          17,152           10,118               615
                                                                                 ------------      ------------      -----------
       Total Assets..........................................................     577,654,380      148,522,577        42,297,372
                                                                                 ------------      ------------      -----------
LIABILITIES:
Distributions payable........................................................       2,322,384          585,382            92,958
Payable for investments purchased............................................              --               --         1,144,053
Accrued expenses and other payables:
   Investment advisory fees..................................................         120,968               --                --
   Administration fees.......................................................          62,903           16,784             4,657
   Distribution and shareholder service fees (Class A).......................          86,227           40,557            11,455
   Distribution and shareholder service fees (Class Q).......................              --            5,274               903
   Accounting and transfer agent fees........................................          26,502           20,122            19,512
   Legal and audit fees......................................................          21,379            6,747             2,839
   Printing fees.............................................................          16,410            6,025             1,329
   Other.....................................................................          17,949            5,063             4,495
                                                                                 ------------      ------------      -----------
       Total Liabilities.....................................................       2,674,722          685,954         1,282,201
                                                                                 ------------      ------------      -----------
NET ASSETS:
Capital......................................................................     574,979,467      147,836,576        41,015,013
Accumulated undistributed net realized gains from investment transactions....             191               47               158
                                                                                 ------------      ------------      -----------
       Net Assets............................................................    $574,979,658      $147,836,623      $41,015,171
                                                                                 ============      ============      ===========
Net Assets
   Class A...................................................................    $245,853,652      $119,997,499      $32,862,881
   Class Y...................................................................     147,218,954        1,447,353         4,233,200
   Class Q...................................................................     181,907,052       26,391,771         3,919,090
                                                                                 ------------      ------------      -----------
       Total.................................................................    $574,979,658      $147,836,623      $41,015,171
                                                                                 ============      ============      ===========
Outstanding units of beneficial interest (shares)
   Class A...................................................................     245,855,013      119,997,463        32,862,524
   Class Y...................................................................     147,219,322        1,447,353         4,233,267
   Class Q...................................................................     181,905,132       26,391,760         3,919,222
                                                                                 ------------      ------------      -----------
       Total.................................................................     574,979,467      147,836,576        41,015,013
                                                                                 ============      ============      ===========
Net asset value -- offering and redemption price per share
   Class A...................................................................    $       1.00      $      1.00       $      1.00
   Class Y...................................................................    $       1.00      $      1.00       $      1.00
   Class Q...................................................................    $       1.00      $      1.00       $      1.00
                                                                                 ============      ============      ===========

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                                                              INTERMEDIATE      DIVERSIFIED       SMALL COMPANIES
                                                                               BOND FUND         BOND FUND          VALUE FUND
                                                                              ------------      ------------      ---------------
ASSETS:
Investments, at value (Cost $167,026,800, $211,956,714; and $294,727,440,
 respectively)............................................................    $167,254,198      $211,147,685       $ 396,133,521
Repurchase agreements (Cost $8,854,898; $11,625,186 and $7,814,914,
 respectively)............................................................       8,854,898        11,625,186           7,814,914
                                                                              ------------      ------------        ------------
       Total investments..................................................     176,109,096       222,772,871         403,948,435
Interest and distributions receivable.....................................       2,335,392         3,267,216             470,758
Receivable for investments sold...........................................              --                --           2,719,315
Receivable for capital shares issued......................................              --                --              11,983
Unamortized organization costs............................................              --               468                  --
Prepaid expenses..........................................................           5,440            17,729              16,221
                                                                              ------------      ------------        ------------
       Total Assets.......................................................     178,449,928       226,058,284         407,166,712
                                                                              ------------      ------------        ------------
LIABILITIES:
Payable for capital shares redeemed.......................................          39,679                --              44,839
Payable for investments purchased.........................................       2,010,420                --           2,283,016
Accrued expenses and other payables:
   Investment advisory fees...............................................          65,932            56,657             265,737
   Administration fees....................................................          19,047            24,552              43,182
   Distribution and shareholder service fees (Class A)....................             157                93               2,850
   Distribution and shareholder service fees (Class C)....................             140                19               1,267
   Accounting and transfer agent fees.....................................          20,555            23,193              32,924
   Legal and audit fees...................................................           6,590             5,944               8,839
   Printing fees..........................................................           7,962             8,820              13,521
   Other..................................................................           9,483             7,045              12,417
                                                                              ------------      ------------        ------------
       Total Liabilities..................................................       2,179,965           126,323           2,708,592
                                                                              ------------      ------------        ------------
NET ASSETS:
Capital...................................................................     175,364,397       226,418,498         283,150,510
Undistributed net investment income.......................................         391,759           555,995             (62,398)
Net unrealized appreciation (depreciation) from investments...............         227,398          (809,029)        101,406,081
Accumulated distributed net realized gains (losses) from investment
 transactions.............................................................         286,409          (233,503)         19,963,927
                                                                              ------------      ------------        ------------
       Net Assets.........................................................    $176,269,963      $225,931,961       $ 404,458,120
                                                                              ============      ============        ============
Net Assets
   Class A................................................................    $    741,887      $    424,634       $  15,247,811
   Class Y................................................................     175,457,266       225,485,427         387,636,743
   Class C................................................................          70,810            21,900           1,573,566
                                                                              ------------      ------------        ------------
       Total..............................................................    $176,269,963      $225,931,961       $ 404,458,120
                                                                              ============      ============        ============
Outstanding units of beneficial interest (shares)
   Class A................................................................          74,266            42,750             937,577
   Class Y................................................................      17,397,428        22,271,057          23,824,424
   Class C................................................................           7,142             2,307              98,610
                                                                              ------------      ------------        ------------
       Total..............................................................      17,478,836        22,316,114          24,860,611
                                                                              ============      ============        ============
Net asset value
   Class A-redemption price per share.....................................    $       9.99      $       9.93       $       16.26
   Class Y-offering and redemption price per share........................    $      10.09      $      10.12       $       16.27
   Class C-offering price per share*......................................    $       9.92      $       9.49       $       15.96
                                                                              ============      ============        ============
Maximum Sales Charge (Class A)............................................           3.50%             3.50%               4.50%
                                                                              ============      ============        ============
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net asset
 value adjusted to nearest cent) per share (Class A)......................    $      10.35      $      10.29       $       17.03
                                                                              ============      ============        ============

---------------

* Redemption price per share (Class C) varies by length of time shares are held.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                                                        LARGE COMPANIES       OPTIMIZED          INTERNATIONAL
                                                                          VALUE FUND          STOCK FUND       OPPORTUNITIES FUND
                                                                        ---------------      ------------      ------------------
ASSETS:
Investments, at value(Cost $114,646,939; $214,534,948 and
 $163,124,433, respectively)........................................     $ 147,323,729       $276,154,822         $166,996,705
Repurchase agreements (Cost $6,598,375; $1,047,203 and $0,
 respectively)......................................................         6,598,375          1,047,203                   --
                                                                          ------------       ------------         ------------
Total Investments...................................................       153,922,104        277,202,025          166,996,705
Foreign currency (Cost $558,112)....................................                --                 --              551,759
Interest and distributions receivable...............................           228,256            361,581              218,780
Receivable for investments sold.....................................           964,426                 --                   --
Receivable for capital shares issued................................             5,499              4,453                  589
Unamortized organization costs......................................                --                469                  821
Prepaid expenses....................................................             1,771              7,485               13,967
                                                                          ------------       ------------         ------------
       Total Assets.................................................       155,122,056        277,576,013          167,782,621
                                                                          ------------       ------------         ------------
LIABILITIES:
Payable for capital shares redeemed.................................            25,389                 --                7,901
Payable for investments purchased...................................           617,824                 --                   --
Accrued expenses and other payables:
   Investment advisory fees.........................................            75,515             68,136               42,495
   Administration fees..............................................            16,909             29,525               18,414
   Distribution and shareholder service fees (Class A)..............             1,304                443                  364
   Distribution and shareholder service fees (Class C)..............               707                136                   19
   Accounting and transfer agent fees...............................            28,492             24,605               28,598
   Legal and audit fees.............................................             4,584             11,371                5,755
   Custody fees.....................................................             3,900              6,813               28,352
   Printing fees....................................................             5,568              9,810                6,801
   Other............................................................             1,695              1,713                1,106
                                                                          ------------       ------------         ------------
       Total Liabilities............................................           781,887            152,552              139,805
                                                                          ------------       ------------         ------------
NET ASSETS:
Capital.............................................................       118,096,966        210,306,808          164,529,503
Undistributed net investment income.................................           116,132            223,888             (134,187)
Net unrealized appreciation from investments and translation of
 assets and liabilities in foreign currencies.......................        32,676,790         61,619,874            3,861,758
Accumulated undistributed net realized gains (losses) from
 investment transactions and foreign currency transactions..........         3,450,281          5,272,891             (614,258)
                                                                          ------------       ------------         ------------
       Net Assets...................................................     $ 154,340,169       $277,423,461         $167,642,816
                                                                          ============       ============         ============
Net Assets
   Class A..........................................................     $   6,393,697       $  2,272,610         $  1,689,081
   Class Y..........................................................       147,070,492        274,981,780          165,931,778
   Class C..........................................................           875,980            169,071               21,957
                                                                          ------------       ------------         ------------
       Total........................................................     $ 154,340,169       $277,423,461         $167,642,816
                                                                          ============       ============         ============
Outstanding units of beneficial interest (shares)
   Class A..........................................................           469,565            161,660              159,786
   Class Y..........................................................        10,743,429         19,535,194           15,632,132
   Class C..........................................................            65,378             12,072                2,080
                                                                          ------------       ------------         ------------
       Total........................................................        11,278,372         19,708,926           15,793,998
                                                                          ============       ============         ============
Net asset value
   Class A -- redemption price per share............................     $       13.62       $      14.06         $      10.57
   Class Y -- offering and redemption price per share...............     $       13.69       $      14.08         $      10.61
   Class C -- offering price per share *............................     $       13.40       $      14.01         $      10.55
                                                                          ============       ============         ============
Maximum Sales Charge (Class A)......................................             4.50%              4.50%                4.50%
                                                                          ============       ============         ============
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net
 asset value adjusted to nearest cent) per share (Class A)..........     $       14.26       $      14.72         $      11.07
                                                                          ============       ============         ============

---------------

*Redemption price per share (Class C) varies by length of time shares are held.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                                           ALLOCATED        ALLOCATED
                                                          CONSERVATIVE      BALANCED        ALLOCATED         ALLOCATED
                                                              FUND            FUND         GROWTH FUND     AGGRESSIVE FUND
                                                          ------------     -----------     -----------     ---------------
ASSETS:
Investments, at value (Cost $9,930,380; $68,495,452;
  $18,160,467 and $20,079,364, respectively)...........   $ 10,176,976     $71,002,511     $18,961,797       $21,004,064
Distributions receivable...............................          1,451          16,241          2,667              2,988
Receivable from brokers for investments sold...........         31,964              --             --                 --
Receivable for capital shares issued...................             --         110,681        144,411             90,852
Prepaid expenses.......................................          3,144           8,145          2,039              1,675
                                                           -----------     -----------     -----------       -----------
        Total Assets...................................     10,213,535      71,137,578     19,110,914         21,099,579
                                                           -----------     -----------     -----------       -----------
LIABILITIES:
Accrued expenses and other payables:
    Investment advisory fees...........................            420           2,925            759                756
    Administration fees................................            589           4,095          1,063              1,058
    Distribution and shareholder service fees (Class
      A)...............................................            209             713            994                511
    Accounting and transfer agent fees.................             72           9,208            415                392
    Legal and audit fees...............................            241             968            221                186
    Printing fees......................................            291              --            262                332
    Other..............................................            215             497            237                271
                                                           -----------     -----------     -----------       -----------
        Total Liabilities..............................          2,037          18,406          3,951              3,506
                                                           -----------     -----------     -----------       -----------
NET ASSETS:
Capital................................................      9,772,814      66,612,278     17,705,279         19,596,330
Undistributed net investment income....................           (169)           (782)         3,930             (2,139)
Net unrealized appreciation from investments...........        246,596       2,507,059        801,330            924,700
Accumulated undistributed net realized gains from
  investment transactions..............................        192,257       2,000,617        596,424            577,182
                                                           -----------     -----------     -----------       -----------
        Net Assets.....................................   $ 10,211,498     $71,119,172     $19,106,963       $21,096,073
                                                           ===========     ===========     ===========       ===========
Net Assets
    Class A............................................   $  1,151,009     $ 3,862,732     $5,436,468        $ 3,051,214
    Class Y............................................      9,060,489      67,256,440     13,670,495         18,044,859
                                                           -----------     -----------     -----------       -----------
        Total..........................................   $ 10,211,498     $71,119,172     $19,106,963       $21,096,073
                                                           ===========     ===========     ===========       ===========
Outstanding units of beneficial interest (shares)
    Class A............................................        109,595         357,552        488,291            271,580
    Class Y............................................        860,721       6,280,497      1,242,016          1,612,007
                                                           -----------     -----------     -----------       -----------
        Total..........................................        970,316       6,638,049      1,730,307          1,883,587
                                                           ===========     ===========     ===========       ===========
Net asset value
    Class A-redemption price per share.................   $      10.50     $     10.80     $    11.13        $     11.24
    Class Y-offering and redemption price per share....   $      10.53     $     10.71     $    11.01        $     11.19
                                                           ===========     ===========     ===========       ===========
Maximum Sales Charge (Class A).........................          4.00%           4.00%          4.00%              4.00%
                                                           ===========     ===========     ===========       ===========
Maximum Offering Price (100%/(100%-Maximum Sales
  Charge) of net asset value adjusted to nearest cent)
  per share (Class A)..................................   $      10.94     $     11.25     $    11.59        $     11.71
                                                           ===========     ===========     ===========       ===========

                       See notes to financial statements.

QUALIVEST FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JANUARY 31, 1997
                                  (UNAUDITED)

                                                                                              U.S.
                                                                              MONEY         TREASURY        TAX-FREE
                                                                             MARKET       MONEY MARKET    MONEY MARKET
                                                                              FUND            FUND            FUND
                                                                           -----------    ------------    ------------
INVESTMENT INCOME:
Interest income..........................................................  $14,402,290     $3,868,157       $688,152
                                                                           -----------     ----------       --------
        Total Income.....................................................   14,402,290      3,868,157        688,152
                                                                           -----------     ----------       --------
EXPENSES:
Investment advisory fees.................................................      921,569        260,350         68,591
Administration fees......................................................      341,853         96,570         25,430
Distribution and shareholder service fees (Class A)......................      497,114        222,072         65,509
Distribution and shareholder service fees (Class Q)......................      191,331         44,856          5,539
Custodian fees...........................................................       78,883         22,283          5,869
Accounting and transfer agent fees.......................................       99,731         57,062         54,930
Legal and audit fees.....................................................       34,848          9,008          3,396
Trustees' fees and expenses..............................................       11,793          3,359            968
Registration and filing fees.............................................       28,964          6,528            688
Printing costs...........................................................       20,456          3,533            533
Other....................................................................        6,623          2,321            742
                                                                           -----------     ----------       --------
        Total expenses before waivers....................................    2,233,165        727,942        232,195
        Less waivers.....................................................     (455,488)      (269,375)       (68,591)
                                                                           -----------     ----------       --------
        Net Expenses.....................................................    1,777,677        458,567        163,604
                                                                           -----------     ----------       --------
Net Investment Income....................................................   12,624,613      3,409,590        524,548
                                                                           -----------     ----------       --------
REALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions..........................           --             47         (1,160)
                                                                           -----------     ----------       --------
Change in net assets resulting from operations...........................  $12,624,613     $3,409,637       $523,388
                                                                           ===========     ==========       ========

                       See notes to financial statements.

QUALIVEST FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JANUARY 31, 1997
                                  (UNAUDITED)

                                                                           INTERMEDIATE    DIVERSIFIED   SMALL COMPANIES
                                                                            BOND FUND      BOND FUND       VALUE FUND
                                                                           ------------    ----------    ---------------
INVESTMENT INCOME:
Interest income..........................................................   $5,447,836     $6,643,436      $   716,026
Dividend income..........................................................           --             --        1,577,225
                                                                            ----------     ----------      -----------
        Total Income.....................................................    5,447,836      6,643,436        2,293,251
                                                                            ----------     ----------      -----------
EXPENSES:
Investment advisory fees.................................................      514,161        623,310        1,426,402
Administration fees......................................................      111,188        134,693          231,789
Distribution and shareholder service fees (Class A)......................          858            511           14,680
Distribution and shareholder service fees (Class C)......................          660            122            6,744
Custodian fees...........................................................       25,656         31,081           53,486
Accounting and transfer agent fees.......................................       64,579         71,166          117,309
Legal and audit fees.....................................................       12,236         14,696           30,352
Trustees' fees and expenses..............................................        4,118          4,715            8,250
Registration and filing fees.............................................        4,280         14,964           21,512
Printing costs...........................................................        3,648          5,469            9,912
Other....................................................................        2,692          3,428            4,367
                                                                            ----------     ----------      -----------
        Total expenses before waivers....................................      744,076        904,155        1,924,803
        Less waivers.....................................................     (129,280)      (312,485)              --
                                                                            ----------     ----------      -----------
        Net Expenses.....................................................      614,796        591,670        1,924,803
Net Investment Income....................................................    4,833,040      6,051,766          368,448
                                                                            ----------     ----------      -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions.................      289,346       (238,179)      26,602,979
Net change in unrealized appreciation from investments...................    1,341,288      3,009,910       64,722,641
                                                                            ----------     ----------      -----------
Net realized/unrealized gains from investments...........................    1,630,634      2,771,731       91,325,620
                                                                            ----------     ----------      -----------
Change in net assets resulting from operations...........................   $6,463,674     $8,823,497      $91,694,068
                                                                            ==========     ==========      ===========

                       See notes to financial statements.

QUALIVEST FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JANUARY 31, 1997
                                  (UNAUDITED)

                                                                                                           INTERNATIONAL
                                                                         LARGE COMPANIES     OPTIMIZED     OPPORTUNITIES
                                                                           VALUE FUND       STOCK FUND         FUND
                                                                         ---------------    -----------    -------------
INVESTMENT INCOME:
Interest income........................................................    $   367,638      $    54,206     $        --
Dividend income........................................................      1,350,984        2,568,695       1,232,573
Foreign tax withholding................................................             --               --        (151,334)
                                                                            ----------       ----------     -----------
        Total Income...................................................      1,718,622        2,622,901       1,081,239
                                                                            ----------       ----------     -----------
EXPENSES:
Investment advisory fees...............................................        533,958          622,512         478,098
Administration fees....................................................         92,852          161,436         103,366
Distribution and shareholder service fees (Class A)....................          7,173            2,218           2,289
Distribution and shareholder service fees (Class C)....................          3,650              653              99
Custodian fees.........................................................         21,423           37,254          79,296
Accounting and transfer agent fees.....................................         76,486           86,689         121,109
Legal and audit fees...................................................         10,928           17,424          12,756
Organization costs.....................................................             --              988           1,104
Trustees' fees and expenses............................................          3,195            5,794           3,680
Registration and filing fees...........................................          9,364           15,272          18,608
Printing costs.........................................................          3,756            6,903          29,225
Other..................................................................          1,841            3,312           2,025
                                                                            ----------       ----------     -----------
        Total expenses before waivers..................................        764,626          960,455         851,655
        Less waivers...................................................       (107,936)        (249,965)       (239,559)
                                                                            ----------       ----------     -----------
        Net Expenses...................................................        656,690          710,490         612,096
Net Investment Income..................................................      1,061,932        1,912,411         469,143
                                                                            ----------       ----------     -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions...............      6,006,268       12,864,683        (455,009)
Net realized losses from foreign currency transactions.................             --               --         (37,708)
Net change in unrealized appreciation from investments.................     21,207,888       38,375,343         164,596
Net change in unrealized depreciation from foreign currency
  transactions.........................................................             --               --         (13,833)
                                                                            ----------       ----------     -----------
Net realized/unrealized gains from investments.........................     27,214,156       51,240,026        (341,954)
                                                                            ----------       ----------     -----------
Change in net assets resulting from operations.........................    $28,276,088      $53,152,437     $   127,189
                                                                            ==========       ==========     ===========

                       See notes to financial statements.

QUALIVEST FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JANUARY 31, 1997
                                  (UNAUDITED)

                                                          ALLOCATED      ALLOCATED     ALLOCATED     ALLOCATED
                                                         CONSERVATIVE     BALANCED       GROWTH      AGGRESSIVE
                                                             FUND           FUND          FUND          FUND
                                                         ------------    ----------    ----------    ----------
INVESTMENT INCOME:
Distribution income....................................    $193,958      $1,026,142    $  166,288    $   80,909
                                                           --------      ----------    ----------    ----------
EXPENSES:
Investment advisory fees...............................       2,255          15,574         3,602         2,874
Administration fees....................................       3,157          21,816         5,043         4,023
Distribution and shareholder service fees (Class A)....         556           1,887         2,549         1,228
Custodian fees.........................................         225           1,558           360           287
Accounting and transfer agent fees.....................       1,353          18,982         2,160         1,728
Legal and audit fees...................................       6,472           6,388         5,352         5,236
Trustees' fees and expenses............................          68           1,384           116           116
Registration and filing fees...........................       3,898           9,472         4,432         4,036
Printing costs.........................................         129           2,381           313           243
Other..................................................          50             368           118           116
                                                           --------      ----------    ----------    ----------
         Total expenses before waivers.................      18,163          79,810        24,045        19,887
                                                           --------      ----------    ----------    ----------
Net investment income..................................     175,795         946,332       142,243        61,022
                                                           --------      ----------    ----------    ----------
REALIZED/UNREALIZED GAINS
  FROM INVESTMENTS:
Net realized gains from investment transactions........     195,759       2,012,767       608,754       582,121
Net change in unrealized appreciation from
  investments..........................................     332,006       3,627,113     1,155,310     1,214,195
                                                           --------      ----------    ----------    ----------
Net realized/unrealized gains from investments.........     527,765       5,639,880     1,764,064     1,796,316
                                                           --------      ----------    ----------    ----------
Change in net assets resulting from operations.........    $703,560      $6,586,212    $1,906,307    $1,857,338
                                                           ========      ==========    ==========    ==========

------------------

(a) Period from commencement of operations.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                           U.S. TREASURY                    TAX-FREE
                                       MONEY MARKET FUND                 MONEY MARKET FUND              MONEY MARKET FUND
                               ---------------------------------   -----------------------------   ---------------------------
                                   FOR THE                            FOR THE                        FOR THE
                                 SIX MONTHS                         SIX MONTHS                      SIX MONTHS
                                    ENDED          YEAR ENDED          ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                 JANUARY 31,        JULY 31,        JANUARY 31,      JULY 31,      JANUARY 31,      JULY 31,
                                    1997              1996             1997            1996            1997           1996
                               ---------------   ---------------   -------------   -------------   ------------   ------------
                                 (UNAUDITED)                        (UNAUDITED)                    (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income....  $    12,624,613   $    19,376,010   $   3,409,590   $   5,282,724   $    524,548   $  1,042,039
    Net realized gains
      (losses) from
      investment
      transactions...........               --                --              47              --         (1,160)         1,142
                               ---------------   ---------------   -------------   -------------   ------------   ------------
Change in net assets
  resulting from
  operations.................       12,624,613        19,376,010       3,409,637       5,282,724        523,388      1,043,181
                               ---------------   ---------------   -------------   -------------   ------------   ------------
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
    From net investment
      income.................       (5,703,281)      (10,656,517)     (2,517,774)     (3,929,231)      (433,113)      (968,355)
DISTRIBUTIONS TO CLASS Y
  SHAREHOLDERS:
    From net investment
      income.................       (3,107,183)       (4,081,900)        (41,961)         (3,788)       (29,560)       (10,400)
DISTRIBUTIONS TO CLASS Q
  SHAREHOLDERS:
    From net investment
      income.................       (3,814,149)       (4,637,593)       (849,855)     (1,349,705)       (61,875)       (63,284)
                               ---------------   ---------------   -------------   -------------   ------------   ------------
Change in net assets from
  shareholder
  distributions..............      (12,624,613)      (19,376,010)     (3,409,590)     (5,282,724)      (524,548)    (1,042,039)
                               ---------------   ---------------   -------------   -------------   ------------   ------------
CAPITAL TRANSACTIONS:
    Proceeds from shares
      issued.................    1,311,739,826     1,928,774,210     388,209,919     342,623,902     45,425,534     95,124,837
    Dividends reinvested.....        9,197,037        15,063,971       3,278,321       5,151,868        475,195      1,052,542
    Cost of shares
      redeemed...............   (1,192,601,720)   (1,835,702,517)   (366,956,050)   (307,567,073)   (38,922,542)   (96,972,871)
                               ---------------   ---------------   -------------   -------------   ------------   ------------
Change in net assets from
  share transactions.........      128,335,143       108,135,664      24,532,190      40,208,697      6,978,187       (795,492)
                               ---------------   ---------------   -------------   -------------   ------------   ------------
Change in net assets.........      128,335,143       108,135,664      24,532,237      40,208,697      6,977,027       (794,350)
NET ASSETS:
    Beginning of period......      446,644,515       338,508,851     123,304,386      83,095,689     34,038,144     34,832,494
                               ---------------   ---------------   -------------   -------------   ------------   ------------
    End of period............  $   574,979,658   $   446,644,515   $ 147,836,623   $ 123,304,386   $ 41,015,171   $ 34,038,144
                               ===============   ===============   =============   =============   ============   ============
SHARE TRANSACTIONS:
    Issued...................    1,311,739,826     1,928,774,210     388,209,919     342,623,902     45,425,534     95,124,837
    Reinvested...............        9,197,037        15,063,971       3,278,321       5,151,868        475,195      1,052,542
    Redeemed.................   (1,192,601,720)   (1,835,702,517)   (366,956,050)   (307,567,073)   (38,922,542)   (96,972,871)
                               ---------------   ---------------   -------------   -------------   ------------   ------------
Change in shares.............      128,335,143       108,135,664      24,532,190      40,208,697      6,978,187       (795,492)
                               ===============   ===============   =============   =============   ============   ============

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                             INTERMEDIATE                   DIVERSIFIED                 SMALL COMPANIES
                                               BOND FUND                     BOND FUND                    VALUE FUND
                                      ---------------------------   ---------------------------   ---------------------------
                                        FOR THE                       FOR THE                       FOR THE
                                       SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                         ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                      JANUARY 31,      JULY 31,     JANUARY 31,      JULY 31,     JANUARY 31,      JULY 31,
                                          1997           1996           1997           1996           1997           1996
                                      ------------   ------------   ------------   ------------   ------------   ------------
                                      (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income...........  $  4,833,040   $  8,337,086   $  6,051,766   $  7,902,356   $    368,448   $  1,062,914
    Net realized gains (losses) from
      investment transactions.......       289,346        952,023       (238,179)     1,877,945     26,602,979     34,451,881
    Net change in unrealized
      appreciation (depreciation)
      from investments..............     1,341,288     (3,464,045)     3,009,910     (5,431,677)    64,722,641     (2,468,172)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets
  resulting from operations.........     6,463,674      5,825,064      8,823,497      4,348,624     91,694,068     33,046,623
                                      ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
    From net investment income......       (18,512)       (28,845)       (11,458)        (6,473)        (4,297)       (12,944)
    In excess of net investment
      income........................            --             --             --             --             --           (348)
    From net realized gains from
      investment transactions.......        (1,769)          (120)        (2,976)        (1,356)    (1,213,322)      (266,703)
DISTRIBUTIONS TO CLASS Y
  SHAREHOLDERS:
    From net investment income......    (4,802,892)    (8,226,339)    (5,947,713)    (7,654,293)      (601,183)    (1,049,662)
    In excess of net investment
      income........................            --             --             --             --             --        (28,247)
    From net realized gains from
      investment transactions.......      (434,375)       (33,732)    (1,403,908)    (1,723,809)   (33,660,875)   (17,878,500)
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
    From net investment income......        (3,270)        (5,766)          (530)           (73)            --           (317)
    From net realized gains from
      investment transactions.......          (280)           (34)          (155)            --       (133,253)       (52,906)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
  shareholder distributions.........    (5,261,098)    (8,294,836)    (7,366,740)    (9,386,004)   (35,612,930)   (19,289,627)
                                      ------------   ------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.....    44,282,769     64,422,296     43,563,634     91,547,557    115,820,247    126,977,542
    Dividends reinvested............     4,509,208      8,041,886      5,483,146      9,032,688     33,364,309     19,203,383
    Cost of shares redeemed.........   (32,594,458)   (53,037,282)    (8,149,159)   (11,311,827)  (108,847,353)   (63,092,760)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets
  from share transactions...........    16,197,519     19,426,900     40,897,621     89,268,418     40,337,203    (83,088,165)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets................    17,400,095     16,957,128     42,354,378     84,231,038     96,418,341     96,845,161
NET ASSETS:
    Beginning of period.............   158,869,868    141,912,740    183,577,583     99,346,545    308,039,779    211,194,618
                                      ------------   ------------   ------------   ------------   ------------   ------------
    End of period...................  $176,269,963   $158,869,868   $225,931,961   $183,577,583   $404,458,120   $308,039,779
                                      ============   ============   ============   ============   ============   ============
SHARE TRANSACTIONS:
    Issued..........................     4,389,128      6,326,763      4,295,075      8,900,490      7,694,123      9,165,038
    Reinvested......................       447,523        791,062        540,371        874,967      2,317,007      1,494,582
    Redeemed........................    (3,229,983)    (5,220,893)      (803,261)    (1,108,034)    (7,218,256)    (4,525,438)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in shares....................     1,606,668      1,896,932      4,032,185      8,667,423      2,792,874      6,134,182
                                      ============   ============   ============   ============   ============   ============

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                            LARGE COMPANIES                  OPTIMIZED                   INTERNATIONAL
                                              VALUE FUND                    STOCK FUND                OPPORTUNITIES FUND
                                      ---------------------------   ---------------------------   ---------------------------
                                        FOR THE                       FOR THE                       FOR THE
                                       SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                         ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                      JANUARY 31,      JULY 31,     JANUARY 31,      JULY 31,     JANUARY 31,      JULY 31,
                                          1997           1996           1997           1996           1997           1996
                                      ------------   ------------   ------------   ------------   ------------   ------------
                                      (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income...........  $  1,061,932   $  1,880,892   $  1,912,411   $  3,361,625   $    469,143   $  1,276,687
    Net realized gains (losses) from
      investment transactions.......     6,006,268      8,958,325     12,864,683      8,462,270       (455,009)       315,363
    Net realized losses from foreign
      currency transactions.........            --             --             --             --        (37,708)      (231,025)
    Net change in unrealized
      appreciation (depreciation)
      from investments..............    21,207,888     (2,960,072)    38,375,343     11,602,223        164,596      1,148,968
    Net change in unrealized
      appreciation (depreciation)
      from foreign
      currency......................            --             --             --             --        (13,833)         3,418
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets resulting from
  operations........................    28,276,088      7,879,145     53,152,437     23,426,118        127,189      2,513,411
                                      ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
    From net investment income......       (46,475)       (35,005)       (14,299)        (4,963)       (11,326)        (8,763)
    From net realized gains from
      investment transactions.......      (340,861)      (129,974)      (101,679)        (4,341)        (4,870)           (38)
DISTRIBUTIONS TO CLASS Y
  SHAREHOLDERS:
    From net investment income......    (1,314,477)    (1,756,110)    (2,404,342)    (3,150,517)    (1,135,363)      (542,120)
    From net realized gains from
      investment transactions.......    (8,239,081)    (7,767,356)   (13,829,821)    (2,699,756)      (430,341)        (1,605)
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
    From net investment income......        (2,836)        (5,161)          (491)          (660)           (42)           (20)
    From net realized gains from
      investment transactions.......       (43,128)       (27,868)        (7,082)          (860)           (50)            --
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
  shareholder distributions.........    (9,986,858)    (9,721,474)   (16,357,714)    (5,861,097)    (1,581,992)      (552,546)
                                      ------------   ------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.....    39,440,961     51,611,609     22,873,575     70,019,637     31,298,834     93,375,001
    Dividends reinvested............     7,436,204      9,546,835     14,884,494      5,767,679      1,161,073        468,557
    Cost of shares redeemed.........   (29,048,400)   (40,548,298)   (17,452,219)   (21,866,911)    (7,844,830)   (11,414,929)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from share
  transactions......................    17,828,765     20,610,146     20,305,850     53,920,405     24,615,077     82,428,629
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets................    36,117,995     18,767,817     57,100,573     71,485,426     23,160,274     84,389,494
NET ASSETS:
    Beginning of period.............   118,222,174     99,454,357    220,322,888    148,837,462    144,482,542     60,093,048
                                      ------------   ------------   ------------   ------------   ------------   ------------
    End of period...................  $154,340,169   $118,222,174   $277,423,461   $220,322,888   $167,642,816   $144,482,542
                                      ============   ============   ============   ============   ============   ============
SHARE TRANSACTIONS:
    Issued..........................     3,070,753      4,166,612      1,731,627      5,892,190      2,886,828      8,816,810
    Reinvested......................       585,571        839,075      1,133,456        492,903        105,837         44,496
    Redeemed........................    (2,247,255)    (3,265,999)    (1,331,321)    (1,803,663)      (720,926)    (1,073,107)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in shares....................     1,409,069      1,739,688      1,533,762      4,581,430      2,271,739      7,788,199
                                      ============   ============   ============   ============   ============   ============

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   ALLOCATED                          ALLOCATED
                                                               CONSERVATIVE FUND                    BALANCED FUND
                                                        -------------------------------    -------------------------------
                                                          FOR THE          FOR THE           FOR THE          FOR THE
                                                        SIX MONTHS       PERIOD FROM       SIX MONTHS       PERIOD FROM
                                                           ENDED         MAY 1, 1996          ENDED         MAY 1, 1996
                                                        JANUARY 31,        THROUGH         JANUARY 31,        THROUGH
                                                           1997        JULY 31, 1996(A)       1997        JULY 31, 1996(A)
                                                        -----------    ----------------    -----------    ----------------
                                                        (UNAUDITED)                        (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income.............................  $   175,795       $   58,647       $   946,332      $    217,386
    Net realized gains (losses) from investment
      transactions....................................      195,759              (47)        2,012,767             6,167
    Net change in unrealized appreciation
      (depreciation) from investments.................      332,006          (85,410)        3,627,113        (1,120,054)
                                                        -----------       ----------       -----------       -----------
Change in net assets resulting from operations........      703,560          (26,810)        6,586,212          (896,501)
                                                        -----------       ----------       -----------       -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income........................      (10,757)              --           (26,309)               --
    From net realized gains on investments............         (272)              --              (791)               --
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS:
    From net investment income........................     (205,147)         (18,707)       (1,050,699)          (87,492)
    From net realized gains on investments............       (3,183)              --           (17,526)               --
                                                        -----------       ----------       -----------       -----------
Change in net assets from shareholder distributions...     (219,359)         (18,707)       (1,095,325)          (87,492)
                                                        -----------       ----------       -----------       -----------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.......................    3,203,724        7,728,026        31,413,740        39,938,939
    Dividends reinvested..............................       63,389               --         1,011,053            77,746
    Cost of shares redeemed...........................   (1,112,411)        (109,914)       (5,079,144)         (750,056)
                                                        -----------       ----------       -----------       -----------
Change in net assets from share transactions..........    2,154,702        7,618,112        27,345,649        39,266,629
                                                        -----------       ----------       -----------       -----------
Change in net assets..................................    2,638,903        7,572,595        32,836,536        38,282,636
NET ASSETS:
    Beginning of period...............................    7,572,595               --        38,282,636                --
                                                        -----------       ----------       -----------       -----------
    End of period.....................................  $10,211,498       $7,572,595       $71,119,172      $ 38,282,636
                                                        ===========       ==========       ===========       ===========
SHARE TRANSACTIONS:
    Issued............................................      310,685          771,456         3,101,735         3,995,654
    Reinvested........................................        6,093               --            97,712             7,698
    Redeemed..........................................     (106,820)         (11,098)         (488,290)          (76,460)
                                                        -----------       ----------       -----------       -----------
Change in shares......................................      209,958          760,358         2,711,157         3,926,892
                                                        ===========       ==========       ===========       ===========

---------------

(a) Period from commencement of operations.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   ALLOCATED                          ALLOCATED
                                                                  GROWTH FUND                      AGRESSIVE FUND
                                                        -------------------------------    -------------------------------
                                                          FOR THE          FOR THE           FOR THE          FOR THE
                                                        SIX MONTHS       PERIOD FROM       SIX MONTHS       PERIOD FROM
                                                           ENDED         MAY 1, 1996          ENDED         MAY 1, 1996
                                                        JANUARY 31,        THROUGH         JANUARY 31,        THROUGH
                                                           1997        JULY 31, 1996(A)       1997        JULY 31, 1996(A)
                                                        -----------    ----------------    -----------    ----------------
                                                        (UNAUDITED)                        (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income.............................  $   142,243      $     30,292      $    61,022      $     10,360
    Net realized gains (losses) from investment
      transactions....................................      608,754            (1,108)         582,121            (4,939)
    Net change in unrealized appreciation
      (depreciation) from investments.................    1,155,310          (353,980)       1,214,195          (289,495)
                                                        -----------       -----------      -----------       -----------
Change in net assets resulting from operations........    1,906,307          (324,796)       1,857,338          (284,074)
                                                        -----------       -----------      -----------       -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income........................      (18,432)               --           (4,129)               (4)
    From net realized gains on investments............       (2,510)               --               --                --
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS:
    From net investment income........................     (133,400)          (16,773)         (59,032)          (10,356)
    From net realized gains on investments............       (8,712)               --               --            (1,452)
                                                        -----------       -----------      -----------       -----------
Change in net assets from shareholder distributions...     (163,054)          (16,773)         (63,161)          (11,812)
                                                        -----------       -----------      -----------       -----------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.......................    7,446,881        11,303,551       13,019,063         9,805,661
    Dividends reinvested..............................       89,440             1,099           56,339            10,396
    Cost of shares redeemed...........................     (973,233)         (162,459)      (1,981,930)       (1,311,747)
                                                        -----------       -----------      -----------       -----------
Change in net assets from share transactions..........    6,563,088        11,142,191       11,093,472         8,504,310
                                                        -----------       -----------      -----------       -----------
Change in net assets..................................    8,306,341        10,800,622       12,887,649         8,208,424
NET ASSETS:
    Beginning of period...............................   10,800,622                --        8,208,424                --
                                                        -----------       -----------      -----------       -----------
    End of period.....................................  $19,106,963      $ 10,800,622      $21,096,073      $  8,208,424
                                                        ===========       ===========      ===========       ===========
SHARE TRANSACTIONS:
    Issued............................................      702,663         1,128,552        1,209,583           985,152
    Reinvested........................................        8,477               107            5,392             1,012
    Redeemed..........................................      (92,524)          (16,968)        (186,072)         (131,480)
                                                        -----------       -----------      -----------       -----------
Change in shares......................................      618,616         1,111,691        1,028,903           854,684
                                                        ===========       ===========      ===========       ===========

---------------

(a) Period from commencement of operations.

                       See notes to financial statements.

QUALIVEST FUNDS
MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMERCIAL PAPER (86.0%):
Automotive (3.4%):
$ 5,000,000    Ford Motor Credit Co.,
                 5.32%, 2/27/97...........   $  4,980,789
  5,000,000    Ford Motor Credit Co.,
                 5.33%, 3/28/97...........      4,959,285
  5,000,000    Ford Motor Credit Co.,
                 5.30%, 5/28/97...........      4,914,611
  5,000,000    Ford Motor Credit Co.,
                 5.31%, 5/30/97...........      4,912,975
                                             ------------
                                               19,767,660
                                             ------------
Banking (6.8%):
  4,800,000    Banc One Corp., 5.30%,
                 2/28/97..................      4,780,920
  5,000,000    Republic New York Corp.,
                 5.34%, 6/13/97...........      4,902,100
  5,000,000    Republic New York Corp.,
                 5.33%, 7/23/97...........      4,872,672
  5,000,000    Toronto-Dominion Holdings,
                 5.36%, 3/27/97...........      4,959,800
  5,000,000    Toronto-Dominion Holdings,
                 5.27%, 4/9/97............      4,950,960
  5,000,000    Toronto-Dominion Holdings,
                 5.30%, 4/11/97...........      4,949,208
  5,000,000    Toronto-Dominion Holdings,
                 5.33%, 4/18/97...........      4,943,739
  5,000,000    Toronto-Dominion Holdings,
                 5.32%, 5/2/97............      4,933,500
                                             ------------
                                               39,292,899
                                             ------------
Beverages (0.9%):
  5,000,000    Coca-Cola Co., 5.28%,
                 4/28/97..................      4,936,933
                                             ------------
Building Products (3.5%):
  5,000,000    Guardian Industries Corp.,
                 5.31%, 2/5/97............      4,997,050
  5,000,000    Guardian Industries Corp.,
                 5.30%, 2/26/97...........      4,981,597
  5,000,000    Guardian Industries Corp.,
                 5.28%, 3/4/97............      4,977,267
  5,000,000    Guardian Industries Corp.,
                 5.32%, 4/30/97...........      4,934,978
                                             ------------
                                               19,890,892
                                             ------------
Chemicals (6.0%):
  5,000,000    Air Products & Chemicals,
                 Inc., 5.30%, 2/27/97.....      4,980,861
  5,000,000    E.I. duPont deNemours Co.,
                 5.25%, 3/6/97............      4,975,937
  5,000,000    E.I. duPont deNemours Co.,
                 5.25%, 4/3/97............      4,955,521

 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
               ---------------------------   ------------
COMMERCIAL PAPER, CONTINUED:
Chemicals, Continued:
$ 5,000,000    Monsanto Co., 5.31%,
                 4/29/97..................   $  4,935,837
  4,700,000    Monsanto Co., 5.32%,
                 5/6/97...................      4,634,712
  5,000,000    Monsanto Co., 5.32%,
                 5/8/97...................      4,929,067
  5,000,000    Monsanto Co., 5.33%,
                 6/11/97..................      4,903,764
                                             ------------
                                               34,315,699
                                             ------------
Computers (3.5%):
  5,000,000    I.B.M. Corp., 5.30%,
                 2/11/97..................      4,992,639
  5,000,000    I.B.M. Corp., 5.31%,
                 2/21/97..................      4,985,250
  5,000,000    I.B.M. Corp., 5.27%,
                 3/17/97..................      4,967,794
  5,000,000    I.B.M. Corp., 5.30%,
                 3/31/97..................      4,957,306
                                             ------------
                                               19,902,989
                                             ------------
Electric Utility (2.6%):
  5,000,000    PacifiCorp, 5.29%,
                 3/3/97...................      4,977,958
  5,000,000    PacifiCorp, 5.30%,
                 4/2/97...................      4,955,833
  5,000,000    PacifiCorp, 5.31%,
                 6/3/97...................      4,910,025
                                             ------------
                                               14,843,816
                                             ------------
Financial Services (20.6%):
  5,000,000    American Express Credit
                 Corp., 5.30%, 2/12/97....      4,991,903
  5,000,000    American Express Credit
                 Corp., 5.32%, 3/14/97....      4,969,706
  5,000,000    American Express Credit
                 Corp., 5.28%, 4/21/97....      4,942,067
  5,000,000    American General Finance
                 Corp., 5.32%, 4/7/97.....      4,951,972
  5,000,000    Associates Corp. of North
                 America, 5.32%,
                 2/20/97..................      4,985,961
  5,000,000    Associates Corp. of North
                 America, 5.31%,
                 3/24/97..................      4,962,388
  5,000,000    Associates Corp. of North
                 America, 5.30%, 4/4/97...      4,954,361
  4,000,000    Cargill Inc., 5.24%,
                 2/3/97...................      3,998,796
  5,000,000    Cargill Inc., 5.30%,
                 4/10/97..................      4,949,944
  5,000,000    Cargill Inc., 5.30%,
                 5/7/97...................      4,930,069
  5,000,000    Cargill Inc., 5.30%,
                 5/14/97..................      4,924,917
  5,000,000    Cargill Inc., 5.36%,
                 7/21/97..................      4,873,444
  5,000,000    General Electric Capital
                 Corp., 5.53%, 2/10/97....      4,993,083
  5,000,000    General Electric Capital
                 Corp., 5.46%, 2/14/97....      4,990,142
  5,000,000    General Electric Capital
                 Corp., 5.28%, 3/21/97....      4,964,800

                                   Continued

QUALIVEST FUNDS
MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
               ---------------------------   ------------
COMMERCIAL PAPER, CONTINUED:
Financial Services, Continued:
$ 5,000,000    General Electric Capital
                 Corp., 5.29%, 4/16/97....   $  4,945,631
  5,000,000    General Electric Capital
                 Corp., 5.35%, 6/30/97....      4,889,285
  5,000,000    National Rural Utilities
                 C.F.C., 5.50%, 2/14/97...      4,990,069
  5,000,000    National Rural Utilities
                 C.F.C., 5.28%, 2/19/97...      4,986,800
  5,000,000    National Rural Utilities
                 C.F.C., 5.30%, 3/11/97...      4,972,028
  4,000,000    Transamerica Finance Corp.,
                 5.58%, 2/7/97............      3,996,280
  5,000,000    Transamerica Finance Corp.,
                 5.29%, 2/24/97...........      4,983,101
  5,000,000    Transamerica Finance Corp.,
                 5.29%, 4/16/97...........      4,945,631
  2,000,000    Transamerica Finance Corp.,
                 5.32%, 4/24/97...........      1,975,764
  5,000,000    Transamerica Finance Corp.,
                 5.34%, 6/24/97...........      4,893,942
                                             ------------
                                              118,962,084
                                             ------------
Food Products (1.7%):
  5,000,000    Kellogg Co., 5.38%,
                 2/5/97...................      4,997,011
  5,000,000    Nestle Capital Corp.,
                 5.47%, 2/18/97...........      4,987,085
                                             ------------
                                                9,984,096
                                             ------------
Insurance (12.0%):
  5,000,000    Marsh & McLennan Companies,
                 Inc., 5.34%, 3/20/97.....      4,965,142
  5,000,000    Prudential Funding Corp.,
                 5.29%, 4/8/97............      4,951,508
  5,000,000    Prudential Funding Corp.,
                 5.31%, 4/22/97...........      4,941,000
  5,000,000    Prudential Funding Corp.,
                 5.35%, 6/18/97...........      4,898,201
  5,000,000    SAFECO Credit Co., 5.30%,
                 3/4/97...................      4,977,181
  5,000,000    SAFECO Credit Co., 5.36%,
                 4/1/97...................      4,956,078
  5,000,000    SAFECO Credit Co., 5.35%,
                 4/15/97..................      4,945,757
  5,000,000    SAFECO Credit Co., 5.31%,
                 4/17/97..................      4,944,688

 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
               ---------------------------   ------------
COMMERCIAL PAPER, CONTINUED:
Insurance, Continued:
$ 5,000,000    SAFECO Credit Co., 5.32%,
                 5/1/97...................   $  4,934,239
  5,000,000    USAA Capital Corp., 5.28%,
                 2/4/97...................      4,997,800
  5,000,000    USAA Capital Corp., 5.31%,
                 2/25/97..................      4,982,300
  5,000,000    USAA Capital Corp., 5.33%,
                 5/21/97..................      4,919,310
  5,000,000    USAA Capital Corp., 5.34%,
                 6/17/97..................      4,899,133
  5,000,000    USAA Capital Corp., 5.34%,
                 6/23/97..................      4,894,683
                                             ------------
                                               69,207,020
                                             ------------
Leasing (4.3%):
  5,000,000    International Lease Finance
                 Corp., 5.40%, 2/28/97....      4,979,750
  5,000,000    International Lease Finance
                 Corp., 5.30%, 3/10/97....      4,972,764
  5,000,000    International Lease Finance
                 Corp., 5.30%, 4/11/97....      4,949,208
  5,000,000    International Lease Finance
                 Corp., 5.32%, 5/22/97....      4,918,722
  5,000,000    International Lease Finance
                 Corp., 5.34%, 6/26/97....      4,892,458
                                             ------------
                                               24,712,902
                                             ------------
Miscellaneous (4.3%):
  5,000,000    University of California
                 Regents, 5.33%,
                 2/18/97..................      4,987,415
  5,000,000    University of California
                 Regents, 5.30%,
                 3/19/97..................      4,966,139
  5,000,000    University of California
                 Regents, 5.36%,
                 3/27/97..................      4,959,800
  5,000,000    University of California
                 Regents, 5.36%,
                 4/23/97..................      4,939,700
  5,000,000    University of California
                 Regents, 5.43%,
                 4/25/97..................      4,938,557
                                             ------------
                                               24,791,611
                                             ------------
Office Equipment & Services (0.9%):
  5,000,000    Pitney Bowes Credit Corp.,
                 5.56% 2/6/97.............      4,996,139
                                             ------------
Pharmaceuticals (4.3%):
  5,000,000    Schering Corp., 5.31%,
                 3/18/97..................      4,966,875
  5,000,000    Schering Corp., 5.24%,
                 3/25/97..................      4,962,156

                                   Continued

QUALIVEST FUNDS
MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
               ---------------------------   ------------
COMMERCIAL PAPER, CONTINUED:
Pharmaceuticals, Continued:
$ 5,000,000    Warner-Lambert Co., 5.32%,
                 5/9/97...................   $  4,928,328
  5,000,000    Warner-Lambert Co., 5.33%,
                 5/15/97..................      4,923,750
  5,000,000    Warner-Lambert Co., 5.32%,
                 6/6/97...................      4,907,639
                                             ------------
                                               24,688,748
                                             ------------
Printing & Publishing (0.9%):
  5,000,000    McGraw-Hill Companies Inc.,
                 5.28%, 5/20/97...........      4,920,800
                                             ------------
Security Brokers & Dealers (4.3%):
  5,000,000    Merrill Lynch & Co., Inc.,
                 5.35%, 3/5/97............      4,976,222
  5,000,000    Merrill Lynch & Co., Inc.,
                 5.34%, 3/12/97...........      4,971,075
  5,000,000    Merrill Lynch & Co., Inc.,
                 5.35%, 3/18/97...........      4,966,563
  5,000,000    Merrill Lynch & Co., Inc.,
                 5.30%, 4/14/97...........      4,947,000
  5,000,000    Merrill Lynch & Co., Inc.,
                 5.30%, 4/23/97...........      4,940,375
                                             ------------
                                               24,801,235
                                             ------------
Telecommunications (6.0%):
  5,000,000    Ameritech Capital Funding
                 Corp., 5.38%, 3/7/97.....      4,974,758
  5,000,000    Ameritech Capital Funding
                 Corp., 5.28%, 3/13/97....      4,970,667
  5,000,000    Lucent Technologies Corp.,
                 5.29%, 2/13/97...........      4,991,183
  5,000,000    Lucent Technologies Corp.,
                 5.26%, 3/10/97...........      4,972,969
  5,000,000    Lucent Technologies Corp.,
                 5.25%, 3/26/97...........      4,961,354

 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMERCIAL PAPER, CONTINUED:
Telecommunications, Continued:
$ 5,000,000    Lucent Technologies Corp.,
                 5.28%, 5/16/97...........   $  4,923,733
  5,000,000    Lucent Technologies Corp.,
                 5.31%, 5/23/97...........      4,918,138
                                             ------------
                                               34,712,802
                                             ------------
    Total Commercial Paper                    494,728,325
                                             ------------
FUNDING AGREEMENTS (3.8%):
Insurance
  3,000,000    Commonwealth Life Insurance
                 Co., 6.06%*, 2/3/97**....      3,000,000
  9,000,000    General American Life
                 Insurance Co., 5.87%*,
                 2/3/97**.................      9,000,000
 10,000,000    Sun Life Insurance Co. of
                 America, 5.63%*,
                 2/3/97**.................     10,000,000
                                             ------------
    Total Funding Agreements                   22,000,000
                                             ------------
DAILY DEMAND NOTES (2.6%):
  4,000,000    General Electric Capital
                 Corp.,5.32%*, 2/3/97**...      4,000,000
 11,000,000    PACCAR Leasing Corp.,
                 5.52%*, 2/19/97**........     11,000,000
                                             ------------
                                               15,000,000
                                             ------------
Total Investments, at amortized cost          531,728,325
                                             ------------
REPURCHASE AGREEMENTS (7.9%):
 45,645,104    Merrill Lynch, 5.48%*,
                 2/3/97 (Collateralized by
                 $88,145,000 U.S. Treasury
                 Strips, 9.38%-12.00%,
                 11/15/04-2/15/15, market
                 value $46,558,765).......     45,645,104
                                             ------------
    Total Repurchase Agreements                45,645,104
                                             ------------
    Total (Cost--$577,373,429)(a)            $577,373,429
                                             ============

---------

Percentages are based on net assets of $574,979,658.

(a) Cost for federal income tax and financial reporting purposes are the same.

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at January 31, 1997.

 ** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.

                       See notes to financial statements.

QUALIVEST FUNDS
U.S. TREASURY MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
U.S. TREASURY BILLS (62.4%):
$8,000,000    2/6/97......................   $  7,994,427
 9,000,000    2/13/97.....................      8,984,960
 5,000,000    2/20/97.....................      4,986,348
 3,000,000    2/27/97.....................      2,989,156
 9,000,000    3/6/97......................      8,959,149
 8,000,000    3/13/97.....................      7,956,311
 9,000,000    3/20/97.....................      8,941,739
 3,000,000    3/27/97.....................      2,978,323
 6,000,000    4/3/97......................      5,949,980
 6,000,000    4/10/97.....................      5,943,702
 6,000,000    4/17/97.....................      5,937,688
 6,000,000    4/24/97.....................      5,931,052
 6,000,000    5/22/97.....................      5,907,600
 6,000,000    5/29/97.....................      5,901,720
 3,000,000    6/26/97.....................      2,938,919
                                             ------------
    Total U.S. Treasury Bills                  92,301,074
                                             ------------

SHARES OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
U.S. TREASURY NOTES (29.2%):
$3,000,000    4.75%, 2/15/97..............   $  2,998,948
 6,000,000    6.88%, 2/28/97..............      6,007,305
 6,000,000    6.88%, 3/31/97..............      6,014,638
 5,000,000    8.50%, 4/15/97..............      5,032,096
 9,000,000    6.50%, 4/30/97..............      9,025,988
 2,000,000    6.50%, 5/15/97..............      2,006,429
 3,000,000    8.50%, 5/15/97..............      3,026,357
 6,000,000    6.13%, 5/31/97..............      6,013,864
 3,000,000    5.63%, 6/30/97..............      3,003,553
                                             ------------
    Total U.S. Treasury Notes                  43,129,178
                                             ------------
INVESTMENT COMPANIES (8.3%):
 6,219,405    Dreyfus Treasury Prime Cash
                Management, Class A.......      6,219,405
 6,000,000    Provident Treasury Trust
                Fund......................      6,000,000
                                             ------------
    Total Investment Companies                 12,219,405
                                             ------------
    Total (Cost--$147,649,657)(a)            $147,649,657
                                             ============

---------

Percentages indicated are based on net assets of $147,836,623.

(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

QUALIVEST FUNDS
TAX FREE MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT               DESCRIPTION               COST
----------    -----------------------------   -----------
MUNICIPAL BONDS (80.9%):
Alaska (6.1%):
$1,500,000    Alaska Housing Finance Corp.,
                Series C, 3.55%*,
                6/1/26**...................   $ 1,500,000
 1,000,000    Anchorage, Electric Utility
                Revenue, Series D, 3.60%*,
                12/1/26**..................     1,000,000
                                              -----------
                                                2,500,000
                                              -----------
Colorado (1.7%):
   715,000    Adams County School District
                #14, 0.00%, 12/1/97........       693,958
                                              -----------
Florida (3.4%):
 1,400,000    Florida Housing Finance
                Agency, Series EE, 3.55%*,
                9/1/08**...................     1,400,000
                                              -----------
Illinois (9.7%):
 1,500,000    Chicago, O'Hare International
                Airport, 3.50%*, 1/1/15**,
                LOC: Societe General.......     1,500,000
   750,000    Lake County, Community School
                District #60, Waukegan,
                Series D, 6.70%,
                12/1/97,FSA................       768,458
 1,000,000    Illinois Development Finance
                Authority, PCR, 3.50%*,
                11/1/28**, LOC: Canadian
                Imperial Bank..............     1,000,000
   700,000    Illinois Development Finance
                Authority, Presbyterian
                Home Lake, Series A,
                3.55%*, 9/1/13**...........       700,000
                                              -----------
                                                3,968,458
                                              -----------
Kansas (2.1%):
   855,000    Leavenworth County, 3.70%,
                12/1/97....................       855,000
                                              -----------
Maryland (3.7%):
 1,500,000    Montgomery County Housing
                Opportunity, Issue I,
                3.70%*, 11/1/20**..........     1,500,000
                                              -----------
Massachusetts (2.4%):
 1,000,000    Massachusetts Bay General
                Transportation Authority
                System-1984 A, 3.63%*,
                9/1/14**...................     1,000,000
                                              -----------
Michigan (2.4%):
 1,000,000    City of Detroit School
                District, 4.50%, 5/1/97....     1,001,299
                                              -----------

SHARES OR
PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT               DESCRIPTION               COST
              -----------------------------   -----------
MUNICIPAL BONDS, CONTINUED:
Missouri (3.7%):
$1,500,000    Columbia, 3.55%*, 6/1/08**,
                LOC; Toronto Dominion
                Bank.......................   $ 1,500,000
                                              -----------
Nebraska (2.4%):
 1,000,000    Nebraska Educational Facility
                Authority, 3.65%*,
                12/1/00**, FGIC............     1,000,000
                                              -----------
New Hampshire (1.3%):
   500,000    New Hampshire Turnpike,
                System Revenue, 8.38%,
                11/1/17....................       526,712
                                              -----------
Oklahoma (3.2%):
 1,300,000    Garfield County, Industrial
                Authority, PCR, Oklahoma
                Gas & Electric Co. Project
                A, 3.55%*, 1/1/25**........     1,300,000
                                              -----------
Oregon (16.3%):
   200,000    Eugene, Electric Utility
                Revenue, 4.00%, 8/1/97.....       200,000
 1,600,000    Franciscan Health Systems,
                3.65%*, 12/1/24**, LOC:
                Toronto Dominion Bank......     1,600,000
   750,000    Jackson Co., Series #5,
                4.50%, 6/1/97, FSA.........       751,666
 1,500,000    Oregon, Series 73, 3.50%*,
                12/1/17**, LOC: Morgan
                Guaranty Trust.............     1,500,000
   445,000    Port of the Dalles, 6.55%,
                7/1/04.....................       450,095
   600,000    Oregon Department
                Transportation Revenue,
                Highway User Tax, 4.55%,
                3/1/97.....................       600,424
 1,500,000    Oregon Health, Housing,
                Education, 3.50%*,
                12/1/15**, LOC: Rabobank
                Nederland..................     1,500,000
   100,000    Umatilla County, Hospital
                Facility Authority,
                Fransican Health Systems,
                Series B, 3.50%*,
                12/1/24**, LOC: Societe
                Generale...................       100,000
                                              -----------
                                                6,702,185
                                              -----------

                                   Continued

QUALIVEST FUNDS
TAX FREE MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT               DESCRIPTION               COST
              -----------------------------   -----------
MUNICIPAL BONDS, CONTINUED:
Texas (6.1%):
$1,500,000    Gulf Coast, PCR, Waste
                Disposal Authority,
                Monsanto Co, Project,
                3.50%*, 7/1/01**...........   $ 1,500,000
 1,000,000    Texas, 7.10%, 8/1/97.........     1,015,412
                                              -----------
                                                2,515,412
                                              -----------
Utah (3.7%):
 1,500,000    Salt Lake County Housing
                Authority, Multifamily
                Revenue, Sante Fe Apts.
                Project, 3.60%*, 7/1/22**,
                LOC: Dresdner Bank A.G.....     1,500,000
                                              -----------
Vermont (3.7%):
 1,500,000    Vermont Student Assoc. Corp.,
                3.50%*, 1/1/99**...........     1,500,000
                                              -----------
Virginia (3.4%):
 1,400,000    Fairfax County Industrial
                Development, 3.55%*,
                10/1/16**, LOC: Dai-Ichi
                Kangyo.....................     1,400,000
                                              -----------
Washington (5.6%):
 1,300,000    Seattle Water System Revenue,
                3.50%*, 9/1/25**, LOC:
                Bayerische Landesbank......     1,300,000
 1,000,000    State, 3.60%, 1/1/98.........     1,012,456
                                              -----------
                                                2,312,456
                                              -----------
    Total Municipal Bonds                      33,175,480
                                              -----------
TAX FREE COMMERCIAL PAPER (12.7%):
Illinois (2.4%):
 1,000,000    Public Health Finance
                Authority, 3.50%,
                2/19/97....................     1,000,000
                                              -----------

SHARES OR
PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT               DESCRIPTION               COST
----------    -----------------------------   -----------
TAX FREE COMMERCIAL PAPER, CONTINUED:
Louisiana (2.4%):
$1,000,000    Louisiana, PFA, School Health
                Care System, 3.15%,
                4/8/97.....................   $ 1,000,000
                                              -----------
South Carolina (3.1%):
 1,200,000    York County, PCR, 3.35%,
                3/11/97....................     1,200,000
                                              -----------
Texas (2.4%):
 1,000,000    Texas 3.50%, 5/28/97.........     1,000,000
                                              -----------
Washington (2.4%):
 1,000,000    Seattle Municipal Light &
                Power, 3.70%, 2/4/97.......     1,000,000
                                              -----------
    Total Tax Free Commercial Paper             5,200,000
                                              -----------
ANTICIPATION NOTES (7.3%):
California (4.9%):
 1,000,000    California, Series A, 4.50%,
                6/30/97....................     1,002,080
 1,000,000    Yuba County, Tax & Revenue,
                4.50%, 10/31/97............     1,005,380
                                              -----------
                                                2,007,460
                                              -----------
New York (2.4%):
 1,000,000    New York City, GO, Series A,
                4.50%, 4/15/97.............     1,001,732
                                              -----------
    Total Anticipation Notes                    3,009,192
                                              -----------
INVESTMENT COMPANIES (1.5%):
   621,084    Federated Tax Free Cash
                Reserve Money Market.......       621,084
                                              -----------
    Total Investment Companies                    621,084
                                              -----------
    Total (Cost--$42,005,756)(a)              $42,005,756
                                              ===========

---------

Percentages indicated are based on net assets of $41,015,171.

(a) Cost for federal income tax and financial reporting purposes are the same.

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at January 31, 1997.

 ** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.

FGIC   Insured by Financial Guaranty Insurance Corp.
FSA    Insured by Financial Security Assurance
LOC    Letter of Credit
PCR    Pollution Control Revenue

                       See notes to financial statements.

QUALIVEST FUNDS
INTERMEDIATE BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
ASSET BACKED SECURITIES (4.9%):
$2,000,000    Associates Manufactured
                Housing Pass Through,
                6.70%, 10/15/11...........   $  2,016,340
 1,500,000    EquiCredit, 7.35%,
                6/15/14...................      1,520,370
 2,000,000    EQCC Home Equity Loan Trust,
                6.70%, 6/15/08............      2,002,220
 1,500,000    GE Capital Mortgage
                Services, 7.15%,
                10/31/11..................      1,520,055
 1,500,000    Oakwood Mortgage, 6.75%,
                4/15/27...................      1,495,800
                                             ------------
    Total Asset Backed Securities               8,554,785
                                             ------------
CORPORATE BONDS (22.2%):
Automotive (1.6%):
 1,000,000    Ford Motor Credit, 5.75%,
                1/25/01...................        971,250
 1,000,000    General Motors Acceptance
                Corp., 8.63%, 6/15/99.....        786,563
   750,000    General Motors Acceptance
                Corp., 7.25%, 5/15/03.....      1,018,750
                                             ------------
                                                2,776,563
                                             ------------
Banking (1.8%):
 1,000,000    BankAmerica Corp., 7.13%,
                5/1/06....................      1,001,250
 1,000,000    Norwest, 6.75%, 5/12/00.....      1,006,250
 1,000,000    Westpac Banking, 9.13%,
                8/15/01...................      1,088,750
                                             ------------
                                                3,096,250
                                             ------------
Banking -- Foreign (0.5%):
 1,000,000    Bayerishe Landesbank-NY,
                6.20%, 2/9/06.............        947,500
                                             ------------
Financial -- Commercial (1.7%):
 1,000,000    Heller Financial Inc.,
                6.50%, 11/1/01............        987,500
 2,013,000    Standard Credit Card, 7.88%,
                7/23/00...................      2,068,800
                                             ------------
                                                3,056,300
                                             ------------
Financial Services (2.8%):
 1,000,000    Associates Corp., N.A.,
                6.00%, 3/15/00............        987,500
 1,000,000    Chrysler Financial Corp.,
                6.18%, 12/15/00...........        986,250
 1,000,000    General Electric Capital
                Corp., 5.47%, 1/19/99.....        987,500

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
              ----------------------------   ------------
CORPORATE BONDS, CONTINUED:
Financial Services, Continued:
$1,000,000    Household International,
                Inc., 7.25%, 5/15/06......   $  1,012,500
 1,000,000    U.S. West Capital Funding,
                6.46%, 12/2/02............        985,000
                                             ------------
                                                4,958,750
                                             ------------
Government Agency (0.6%):
 1,000,000    Hydro-Quebec, 7.38%,
                2/1/03....................      1,031,250
                                             ------------
Industrial Goods & Services (0.5%):
 1,000,000    FMC Corp., 6.75%, 1/16/05...        959,000
                                             ------------
Insurance (1.7%):
 1,000,000    SAFECO Credit Corp., 7.88%,
                4/1/05....................      1,036,250
 1,000,000    St. Paul Cos., 9.38%,
                6/15/97...................      1,013,570
   943,000    Travelers Corp., 7.75%,
                6/15/99...................        971,290
                                             ------------
                                                3,021,110
                                             ------------
Manufacturing -- Consumer Goods (0.6%):
 1,000,000    VF Corp., 7.60%, 4/1/04.....      1,015,000
                                             ------------
Natural Gas Transmission & Distribution (1.2%):
 1,000,000    Pacific Gas Transmission,
                6.64%, 7/5/00.............        997,500
 1,000,000    Enron, 7.63%, 9/10/04.......      1,035,000
                                             ------------
                                                2,032,500
                                             ------------
Oil & Gas Exploration & Production Services (2.3%):
 1,000,000    Baker Hughes, Inc., 7.63%,
                2/15/99...................      1,023,750
 1,000,000    Occidental Petroleum, 5.84%,
                11/9/98...................        992,820
 1,000,000    Shell Oil Co., 6.63%,
                7/1/99....................      1,007,500
 1,000,000    Union Oil of California
                Corp., 8.75%, 8/15/01.....      1,078,750
                                             ------------
                                                4,102,820
                                             ------------
Railroads (0.5%):
 1,000,000    Union Pacific Co., 6.13%,
                1/15/04...................        940,000
                                             ------------
Retail Stores (2.3%):
 1,000,000    Dayton Hudson, 6.80%,
                10/1/01...................      1,001,250
 1,000,000    Price/Costco, Inc., 7.13%,
                6/15/05...................        993,750
 1,000,000    Sears Roebuck Acceptance,
                6.69%, 4/30/01............        997,500
 1,000,000    Wal-Mart Stores, 6.75%,
                5/15/02...................      1,010,000
                                             ------------
                                                4,002,500
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
              ----------------------------   ------------
CORPORATE BONDS, CONTINUED:
Utilities -- Electric (2.4%):
$1,057,000    Consolidated Edison, 6.38%,
                4/1/03....................   $  1,029,254
 1,000,000    National Rural Utilities,
                8.50%, 2/15/98............      1,023,750
 1,000,000    PacifiCorp, 6.75%, 4/1/05...        985,000
 1,057,000    Public Service Electric &
                Gas, 7.63%, 2/1/00........      1,087,389
                                             ------------
                                                4,125,393
                                             ------------
Telecommunications (1.1%):
 2,000,000    AT&T Corp., 6.57%,
                1/21/00...................      2,013,760
                                             ------------
Utilities -- Telephone (0.6%):
 1,000,000    Nippon Telephone, 9.50%,
                7/27/98...................      1,047,500
                                             ------------
    Total Corporate Bonds                      39,126,196
                                             ------------
U.S. GOVERNMENT AGENCIES (26.3%):
Federal Home Loan Mortgage Corp.:
 1,000,000    7.13%, 7/21/99..............      1,023,100
 1,500,000    6.50%, 6/8/00...............      1,504,740
 1,938,775    7.00%, 5/15/03..............      1,970,668
 3,000,000    6.78%, 3/15/04..............      2,961,060
 1,000,000    7.12%, 3/27/06..............        994,630
 2,962,285    7.00%, 6/1/10...............      2,965,899
 3,333,740    7.00%, 7/15/26..............      3,386,713
Federal National Mortgage Assoc.:
 2,000,000    5.67%, 1/25/01..............      1,944,600
 3,000,000    6.87%, 10/2/01..............      3,035,100
 2,500,000    7.05%, 6/25/02..............      2,508,075
 2,800,000    8.40%, 10/25/04.............      2,913,540
 1,000,000    8.50%, 2/1/05...............      1,048,370
 2,000,000    6.81%, 11/21/06.............      1,962,240
 1,633,408    6.00%, 9/25/08..............      1,555,723
 1,597,037    7.00%, 3/1/09...............      1,598,475
   635,692    7.00%, 6/1/10...............        636,270
 2,850,395    7.50%, 9/1/10...............      2,893,749
 2,899,838    7.00%, 1/1/11...............      2,902,506
 3,000,000    7.00%, 5/18/17..............      3,030,000

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Government National Mortgage Assoc:
$3,548,663    7.50%, 4/20/03..............   $  3,642,241
Private Export Funding Corp.:
 1,000,000    5.75%, 4/30/98..............        997,500
Student Loan Marketing Assoc.:
   943,000    7.72%, 1/25/99..............        971,073
                                             ------------
    Total U.S. Government Agencies             46,446,272
                                             ------------
U.S. TREASURY NOTES (41.5%):
 4,000,000    6.13%, 5/15/98..............      4,019,320
 4,500,000    5.88%, 10/31/98.............      4,498,335
 7,747,000    6.38%, 1/15/99..............      7,817,730
 3,816,000    7.13%, 9/30/99..............      3,914,873
 5,309,000    7.75%, 12/31/99.............      5,541,800
 3,300,000    6.88%, 3/31/00..............      3,370,224
 4,300,000    6.13%, 7/31/00..............      4,295,270
 5,750,000    6.13%, 9/30/00..............      5,737,235
 2,950,000    5.75%, 10/31/00.............      2,906,871
 3,700,000    8.00%, 5/15/01..............      3,941,462
 7,100,000    6.63%, 7/31/01..............      7,198,335
 4,000,000    6.25%, 10/31/01.............      3,993,680
 1,965,000    7.50%, 11/15/01.............      2,062,012
 3,000,000    6.25%, 2/15/03..............      2,986,080
 2,500,000    5.88%, 2/15/04..............      2,426,275
   700,000    7.25%, 5/15/04..............        732,844
 3,500,000    7.50%, 2/15/05..............      3,720,780
 1,200,000    6.50%, 8/15/05..............      1,199,964
 2,700,000    6.88%, 5/15/06..............      2,763,855
                                             ------------
    Total U.S. Treasury Notes                  73,126,945
                                             ------------
    Total Investments, at value               167,254,198
                                             ------------
REPURCHASE AGREEMENTS (5.0%):
 8,854,898    Merrill Lynch, 5.59%*,
                2/3/97 (Collateralized by
                $31,180,000 U.S. Treasury
                Strips, 11.25%, 2/15/15,
                market value
                $9,032,534)...............      8,854,898
                                             ------------
    Total Repurchase Agreements                 8,854,898
                                             ------------
    Total (Cost--$175,881,698)(a)            $176,109,096
                                             ============

---------

Percentages are based on net assets of $176,269,963.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation.....  $1,184,354
               Unrealized depreciation.....    (956,956)
                                             ----------
               Net unrealized
                 appreciation..............  $  227,398
                                             ==========

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at January 31, 1997.

                       See notes to financial statements.

QUALIVEST FUNDS
DIVERSIFIED BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
CORPORATE BONDS (10.3%):
Agriculture (1.3%):
$2,992,513    LB Commercial Conduit
                Mortgage Trust, 7.42%,
                6/25/26...................   $  3,052,363
                                             ------------
Automotive (0.4%):
 1,000,000    Ford Motor Credit, 5.75%,
                1/25/01...................        971,250
                                             ------------
Banking (0.5%):
 1,000,000    Westpac Banking, 9.13%,
                8/15/01...................      1,088,750
                                             ------------
Financial Services (2.2%):
 1,000,000    Associates Corp. N.A.,
                6.75%, 7/15/97............      1,005,270
 1,000,000    Commercial Credit Co.,
                6.38%, 9/15/02............        987,500
 1,000,000    General Electric Capital
                Corp., 5.47%, 1/19/99.....        987,500
 1,000,000    Government National Mortgage
                Assoc., 7.00%, 9/15/02....      1,013,750
 1,000,000    Norwest Financial, 6.25%,
                12/15/07..................        937,500
                                             ------------
                                                4,931,520
                                             ------------
Forest Products (0.4%):
 1,000,000    Weyerhauser Co., 7.25%,
                7/1/13....................        991,250
                                             ------------
Health Care Products (0.5%):
 1,000,000    Johnson & Johnson, 8.25%,
                11/9/04...................      1,078,750
                                             ------------
Insurance (0.5%):
 1,000,000    SAFECO Credit Corp., 7.88%,
                4/1/05....................      1,036,250
                                             ------------
Manufacturing -- Consumer Goods (0.4%):
 1,000,000    VF Corp., 7.60%, 4/1/04.....      1,015,000
                                             ------------
Railroads (0.4%):
   975,821    Conrail, Inc., 6.76%,
                5/25/15...................        968,503
                                             ------------
Retail Stores (0.9%):
 1,000,000    Price/Costco, Inc., 7.13%,
                6/15/05...................        993,750
 1,000,000    Wal-Mart Stores, 6.75%,
                5/15/02...................      1,010,000
                                             ------------
                                                2,003,750
                                             ------------
Telecommunications (0.6%):
 1,250,000    AirTouch Communications,
                7.50%, 7/15/06............      1,275,000
                                             ------------

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
              ----------------------------   ------------
CORPORATE BONDS, CONTINUED:
Utilities -- Electric (1.3%):
$1,000,000    Consolidate Edison, 6.50%,
                2/1/01....................   $    995,000
 1,000,000    Pacific Gas Transmission,
                7.10%, 6/1/05.............        996,250
 1,000,000    PacifiCorp., 6.75%,
                4/1/05....................        985,000
                                             ------------
                                                2,976,250
                                             ------------
Utilities -- Oil & Gas (0.9%):
 1,000,000    Enron Corp., 7.13%,
                5/15/07...................        998,750
 1,000,000    Occidental Petroleum, 6.39%,
                11/9/00...................        992,500
                                             ------------
                                                1,991,250
                                             ------------
    Total Corporate Bonds                      23,379,886
                                             ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (1.8%):
 4,000,000    Midland Realty Acceptance
                Corp., Series 1996-CL,
                Class A3, 7.64%,
                7/25/06...................      4,110,000
                                             ------------
MORTGAGE PASS THROUGH (13.2%):
Federal National Mortgage Association:
 2,852,811    Pool #190255, 6.50%,
                2/1/09....................      2,813,100
 3,358,563    Pool #303408, 6.50%,
                6/1/10....................      3,308,252
 2,079,601    Pool #D25558, 7.50%,
                10/1/22...................      2,085,195
Federal Home Loan Mortgage Corp.:
 2,876,409    Pool #C00209, 7.50%,
                2/1/23....................      2,884,146
 4,341,132    Pool #G00238, 8.50%
                6/1/24....................      4,497,717
                                             ------------
                                               15,588,410
                                             ------------
Government National Mortgage Assoc.:
   462,024    Pool #332377, 7.00%,
                10/15/07..................        464,385
   298,364    Pool #337178, 7.00%,
                10/15/07..................        299,874
   165,882    Pool #360174, 7.00%,
                5/15/08...................        166,723
   591,474    Pool #350688, 7.00%,
                7/15/08...................        594,491
   842,344    Pool #386559, 7.00%,
                6/15/09...................        846,733
 4,485,923    Pool #303790, 8.50%,
                3/15/22...................      4,647,056
 3,656,429    Pool #353131, 7.00%,
                7/15/23...................      3,591,491
 1,896,109    Pool #337540, 7.00%,
                8/15/23...................      1,858,186
 1,811,070    Pool #354790, 6.50%,
                4/15/24...................      1,726,728
                                             ------------
                                               14,195,667
                                             ------------
    Total Mortgage Pass Through                29,784,077
                                             ------------
U.S. GOVERNMENT AGENCIES (10.0%):
Federal Farm Credit Banks:
 1,000,000    7.06%, 5/24/10..............      1,016,740
                                             ------------

                                   Continued

QUALIVEST FUNDS
DIVERSIFIED BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
              ----------------------------   ------------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Federal National Mortgage Association:
$1,000,000    7.05%, 11/12/02.............   $  1,031,530
 2,000,000    6.44%, 6/21/05..............      1,960,600
 2,000,000    6.54%, 10/3/05..............      1,972,580
 1,000,000    6.50%, 1/13/11..............        943,580
 2,000,000    7.25%, 3/21/11..............      1,991,980
 3,958,000    6.75%, 12/25/21.............      3,897,560
 2,836,071    8.00%, 3/1/23...............      2,898,634
 2,494,320    7.50%, 4/1/26...............      2,500,530
   436,020    7.50%, 5/1/26...............        437,096
                                             ------------
                                               17,634,090
                                             ------------
Green Tree 1996-F A3:
 4,000,000    6.90%, 6/15/05..............      3,991,760
                                             ------------
    Total U.S. Government Agencies             22,642,590
                                             ------------
U.S. TREASURY BONDS (14.4%):
 8,450,000    7.25%, 5/15/16..............      8,802,112
 5,000,000    9.13%, 5/15/18..............      6,240,700
 9,000,000    7.25%, 8/15/22..............      9,358,560
 8,800,000    6.25%, 8/15/23..............      8,112,104
                                             ------------
Total U.S. Treasury Bonds                      32,513,476
                                             ------------
U.S. TREASURY NOTES (43.7%):
 4,500,000    6.75%, 5/31/97..............      4,519,035
 6,000,000    5.63%, 1/31/98..............      5,999,580
 9,500,000    5.13%, 11/30/98.............      9,374,980
 8,500,000    6.50%, 4/30/99..............      8,593,840
 8,350,000    7.13%, 9/30/99..............      8,566,349
 9,000,000    6.75%, 4/30/00..............      9,155,250

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
U.S. TREASURY NOTES, CONTINUED:
$6,000,000    6.13%, 7/31/00..............   $  5,993,400
 9,000,000    5.63%, 2/28/01..............      8,803,800
 7,000,000    7.50%, 11/15/01.............      7,345,591
 5,100,000    7.50%, 5/15/02..............      5,374,431
 8,300,000    6.38%, 8/15/02..............      8,330,960
 5,000,000    6.25%, 2/15/03..............      4,976,800
 4,250,000    7.50%, 2/15/05..............      4,518,090
 7,000,000    6.88%, 5/15/06..............      7,165,550
                                             ------------
Total U.S. Treasury Notes                      98,717,656
                                             ------------
Total Investments, at value                   211,147,685
                                             ------------
REPURCHASE AGREEMENTS (5.2%):
11,625,186    Merrill Lynch, 5.59%*,
                2/3/97, (Collateralized by
                $42,454,000 U.S Treasury
                Strips, 10.63%-11.25%,
                11/15/97-2/15/99, market
                value $11,862,730)........     11,625,186
                                             ------------
    Total Repurchase Agreements                11,625,186
                                             ------------
    Total (Cost-$223,581,900)(a)             $222,772,871
                                             ------------

---------

Percentages are based on net assets of $225,931,961.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation...   $ 1,396,005
               Unrealized depreciation...    (2,205,034)
                                            -----------
               Net unrealized
                 depreciation............   $  (809,029)
                                             ==========

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at January 31, 1997.

                       See notes to financial statements.

THE QUALIVEST FUNDS
SMALL COMPANY VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS (94.8%):
Apparel (0.4%):
    125,700    Tarrant Apparel Group
                 (b)......................   $  1,744,088
                                             ------------
Automotive Parts (1.8%):
     73,500    Bonded Motors, Inc.(b).....        725,813
    103,400    Edelbrock Corp.(b).........      1,731,950
    142,600    Excel Industries, Inc......      2,352,900
     74,140    Supreme Industries,
                 Inc.(b)..................        463,375
    115,300    Walbro Corp................      2,089,812
                                             ------------
                                                7,363,850
                                             ------------
Banking (2.2%):
     67,300    City National Corp.........      1,531,075
    177,700    First Republic Bancorp,
                 Inc.(b)..................      3,398,513
    104,600    Onbank, Inc................      3,896,350
                                             ------------
                                                8,825,938
                                             ------------
Beverages (0.6%):
    100,000    Suiza Foods Corp.(b).......      2,550,000
                                             ------------
Building Materials ( 1.9%):
     45,800    Centex Construction
                 Products.................        898,825
    134,600    Dayton Superior Corp.(b)...      1,783,450
    145,900    Morgan Products Ltd.(b)....      1,258,388
     65,800    Simpson Manufacturing
                 Co.(b)...................      1,612,100
    117,800    Synthetic Industries(b)....      2,223,475
                                             ------------
                                                7,776,238
                                             ------------
Chemicals -- Specialty (0.7%):
    109,600    AT Plastics, Inc...........      1,082,300
     43,500    Cambrex Corp...............      1,571,438
    113,800    Consep, Inc.(b)............        369,850
                                             ------------
                                                3,023,588
                                             ------------
Commercial Services (0.9%):
     94,200    Coinmach Corp.(b)..........      1,742,700
    136,900    Complete Management,
                 Inc......................      1,762,588
                                             ------------
                                                3,505,288
                                             ------------
Computers & Peripherals (11.3%):
    596,200    Applied Magnetics
                 Corp.(b).................     32,940,050
    298,000    Concurrent Computer
                 Corp.(b).................        605,313
    227,500    Control Data Systems(b)....      3,867,500

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Computers & Peripherals, Continued:
    258,500    Gandalf Technologies,
                 Inc.(b)..................   $    727,031
    136,200    General Scanning,
                 Inc.(b)..................      1,617,375
     77,200    National Computer Systems,
                 Inc......................      1,886,575
     27,000    Plaintree Systems,
                 Inc.(b)..................        106,313
    162,900    Planar Systems, Inc.(b)....      1,995,525
     54,700    Proxima Corp.(b)...........        649,562
    542,700    Zycad Corp.(b).............      1,254,994
                                             ------------
                                               45,650,238
                                             ------------
Construction (0.4%):
     75,100    Continental Homes Holding
                 Corp.....................      1,614,650
                                             ------------
Consumer Goods (0.3%):
     94,800    A.T. Cross Co..............      1,137,600
                                             ------------
Consumer Services (0.6%):
     92,500    Matthews International
                 Corp., Class A...........      2,624,688
                                             ------------
Containers -- Metal, Glass, Paper, Plastic (1.2%):
    100,200    Brockway Standard(b).......      1,891,275
     97,800    Libbey, Inc................      2,872,875
                                             ------------
                                                4,764,150
                                             ------------
Drug Stores (0.8%):
    573,600    Drug Emporium, Inc.........      3,083,100
                                             ------------
Electrical Equipment (3.0%):
     99,300    AFC Cable Systems, Inc.....      2,457,675
     49,800    Exide Electronics Group,
                 Inc.(b)..................        796,800
    388,900    Magnetek, Inc..............      5,347,375
     63,500    Scotsman Industries,
                 Inc......................      1,524,000
     90,900    Thomas Industries, Inc.....      1,988,438
                                             ------------
                                               12,114,288
                                             ------------
Electronic Component (0.5%):
     80,700    TNP Enterprises, Inc.......      2,219,250
                                             ------------
Electronic Computing (0.5%):
     69,100    Continental Circuits
                 Corp.(b).................        915,575
     90,300    Praegitzer Industries,
                 Inc.(b)..................      1,106,175
                                             ------------
                                                2,021,750
                                             ------------

                                   Continued

QUALIVEST FUNDS
SMALL COMPANY VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Electronic Computing Equipment (0.2%):
    148,600    California Micro Devices
                 Corp.(b).................   $    873,025
                                             ------------
Electronic & Electrical -- General (2.4%):
    147,800    FEI Co.(b).................      1,829,025
    101,100    IEC Electronics Corp.(b)...        783,525
      6,500    Mentor Graphics Corp.(b)...         67,438
    284,700    Moog, Inc., Class A(b).....      7,010,737
                                             ------------
                                                9,690,725
                                             ------------
Energy (0.9%):
    125,600    Trigen Energy Corp.........      3,501,100
                                             ------------
Engineering, Industrial Construction (0.3%):
    134,400    Guy F. Atkinson Co.,
                 California(b)............      1,327,200
                                             ------------
Entertainment (0.2%):
     97,000    Moovies, Inc...............        642,625
                                             ------------
Environmental Control (3.0%):
  1,347,300    Air & Water Technologies,
                 Class A (b)..............      8,589,038
    681,600    Catalytica, Inc.(b)........      2,726,400
    323,900    Envirosource, Inc.(b)......        627,556
                                             ------------
                                               11,942,994
                                             ------------
Financial Services (1.1%):
     90,200    Dignity Partners,
                 Inc.(b)..................        225,500
     58,600    Medallion Financial
                 Corp.....................        974,225
    198,700    Rockford Industries,
                 Inc.(b)..................      2,334,725
     78,000    Willis Lease Finance
                 Corp.(b).................      1,053,000
                                             ------------
                                                4,587,450
                                             ------------
Food Distributors & Wholesalers (0.8%):
     98,200    Performance Food Group,
                 Inc.(b)..................      1,595,750
     94,300    Rykoff Sexton, Inc.........      1,520,588
                                             ------------
                                                3,116,338
                                             ------------
Food Processing & Packaging (0.0%):
     67,300    Stokely USA, Inc.(b).......        126,188
                                             ------------
  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Forest Products -- Lumber, Paper (0.2%):
     36,500    Specialty Paperboard,
                 Inc.(b)..................   $    839,500
                                             ------------
Furniture (0.6%):
     93,300    Stanley Furniture Co.,
                 Inc.(b)..................      2,332,500
                                             ------------
Health Care (0.9%):
    131,200    Theratx, Inc.(b)...........      1,574,400
    160,600    Unison Healthcare
                 Corp.(b).................      2,248,400
                                             ------------
                                                3,822,800
                                             ------------
Heavy Machinery -- Industrial, Farm, Construction (0.7%):
    177,000    Park-Ohio Industries,
                 Inc.(b)..................      2,732,438
                                             ------------
Insurance -- Broker (0.4%):
     63,600    Acordia, Inc...............      1,772,850
                                             ------------
Insurance -- Life (3.5%):
     80,000    Amvestors Financial
                 Corp.....................      1,300,000
    327,296    Pioneer Financial Services,
                 Inc......................      8,427,872
    114,600    Security-Connecticut
                 Corp.....................      4,397,775
                                             ------------
                                               14,125,647
                                             ------------
Insurance -- Property, Casualty, Health & Other (10.5%):
     83,800    Acmat Corp.(b).............      1,215,100
    251,000    American Eagle Group,
                 Inc.(b)..................      1,380,500
     88,200    Chandler Insurance Company,
                 Ltd.(b)..................        496,125
    140,760    Delphi Financial
                 Group(b).................      4,398,750
    158,700    Enhanced Financial Services
                 Group, Inc...............      5,832,225
     63,900    Farm Family Holdings,
                 Inc.(b)..................      1,469,700
    288,310    Fremont General Corp.......      8,649,300
    161,200    John Alden Financial
                 Corp.....................      2,760,550
    125,000    Lasalle Re Holdings,
                 Ltd......................      3,382,813
     52,512    Orion Capital Corp.........      3,308,256
    169,150    Penn Treaty American
                 Corp.(b).................      4,736,200
     99,500    Philadelphia Consolidated
                 Holding Corp. (b)........      2,686,500
     53,700    Scpie Holdings, Inc.(b)....      1,127,700

                                   Continued

QUALIVEST FUNDS
SMALL COMPANY VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Insurance -- Property, Casualty, Health & Other,
  Continued:
     13,400    Symons International Group,
                 Inc.(b)..................   $    214,400
     78,100    Westbridge Capital
                 Corp.(b).................        868,862
                                             ------------
                                               42,526,981
                                             ------------
Leisure -- Recreation, Gaming (1.2%):
    100,600    Cannondale Corp.(b)........      2,338,950
    622,700    Topps, Co.(b)..............      2,646,475
                                             ------------
                                                4,985,425
                                             ------------
Machine Tools (0.5%):
    174,100    Bridgeport Machines,
                 Inc.(b)..................      1,936,863
                                             ------------
Medical Services (0.5%):
    188,500    Diagnostic Health Services,
                 Inc.(b)..................      1,837,875
                                             ------------
Medical Supplies (1.7%):
    148,114    Cardiotech International,
                 Inc.(b)..................        342,514
    294,100    Cholestech Corp.(b)........      1,654,312
    321,300    Polymedica Industries(b)...      1,847,475
    146,100    Space Labs Medical,
                 Inc.(b)..................      3,104,625
                                             ------------
                                                6,948,926
                                             ------------
Metals -- Fabrication (1.3%):
      4,300    Barnes Group, Inc..........        293,475
    282,000    Brown & Sharp Manufacturing
                 Co.(b)...................      3,560,250
    249,500    Foster L.B., Co.(b)........        998,000
     39,300    Greenbrier Cos., Inc.......        437,213
                                             ------------
                                                5,288,938
                                             ------------
Miscellaneous Manufacturing (1.0%):
     74,200    Bacou USA, Inc.(b).........      1,131,550
     59,850    Tredegar Industries,
                 Inc......................      2,356,594
     34,700    Whittaker Corp.(b).........        407,725
                                             ------------
                                                3,895,869
                                             ------------
Office Equipment & Supplies (0.2%):
     93,500    AM International,
                 Inc.(b)..................        350,625
     81,000    Kentek Information Systems,
                 Inc......................        475,875
                                             ------------
                                                  826,500
                                             ------------

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Oil & Gas Production, Exploration & Services (3.7%):
    684,000    Abacan Resource Corp.(b)...   $  7,438,500
    106,000    Cairn Energy USA,
                 Inc.(b)..................      1,205,750
    253,460    Forest Oil Corp.(b)........      4,150,408
    160,600    Titan Exploration, Inc.....      2,027,575
                                             ------------
                                               14,822,233
                                             ------------
Pharmaceuticals (0.2%):
     55,500    Roberts Pharmaceutical
                 Corp.(b).................        790,875
                                             ------------
Photography (0.3%):
     75,100    CPAC, Inc.(b)..............      1,013,850
                                             ------------
Pollution Control Services & Equipment (0.5%):
    175,900    Heidemij N.V.(b)...........      1,824,963
     60,100    Total Containment,
                 Inc.(b)..................        165,275
                                             ------------
                                                1,990,238
                                             ------------
Precision Instruments & Related (0.3%):
    129,300    Unit Instruments,
                 Inc.(b)..................      1,212,188
                                             ------------
Printing (0.4%):
     57,800    Devon Group, Inc.(b).......      1,647,300
                                             ------------
Real Estate Investment Trusts (3.8%):
     68,200    Chelsea GCA Realty, Inc....      2,344,375
     91,500    Highwood Properties,
                 Inc......................      3,202,500
    125,900    Omega Healthcare Investors,
                 Inc......................      3,965,850
     60,500    RFS Hotel Investors,
                 Inc......................      1,134,375
     95,100    Shurgard Storage Centers,
                 Inc......................      2,650,913
          1    Starwood Lodging Trust.....             20
     62,600    Walden Residential
                 Properties, Inc..........      1,666,725
     32,500    Winston Hotels, Inc........        438,750
                                             ------------
                                               15,403,508
                                             ------------
Retail -- Specialty Stores (1.3%):
    134,300    AMRE, Inc.(b)..............          1,343
    128,600    Finlay Enterprises,
                 Inc.(b)..................      1,896,850
    153,450    Genovese Drug Stores,
                 Inc......................      2,186,662
     35,700    Old America Stores,
                 Inc.(b)..................        174,038
    154,100    Sound Advice, Inc.(b)......        260,044
    235,300    Strouds, Inc.(b)...........        764,725
                                             ------------
                                                5,283,662
                                             ------------

                                   Continued

QUALIVEST FUNDS
SMALL COMPANY VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Savings & Loan Companies (2.9%):
    124,700    Astoria Financial Corp.....   $  4,863,300
     14,400    Pacific Crest Capital,
                 Inc.(b)..................        172,800
    107,200    TR Financial Corp..........      3,671,600
     83,900    Webster Financial Corp.....      3,167,225
                                             ------------
                                               11,874,925
                                             ------------
Semiconductors (0.0%):
      8,200    Chips & Technologies,
                 Inc.(b)..................        111,725
                                             ------------
Shoes, Leather Goods, Clothing Accessories (0.3%):
     94,000    Deckers Outdoor Corp.(b)...        634,500
     74,200    K-Swiss, Inc., Class-S.....        769,825
                                             ------------
                                                1,404,325
                                             ------------
Software & Computer Services (9.1%):
    351,300    American Software,
                 Inc.(b)..................      2,437,135
    121,805    Banctec, Inc.(b)...........      2,359,972
    382,900    Borg-Warner Security
                 Corp.(b).................      4,259,763
    448,800    Borland International(b)...      2,861,100
    134,500    Cimatron, Ltd.(b)..........        739,750
    168,100    Consilium, Inc.(b).........      1,050,625
    273,200    Dataflex Corp.(b)..........      1,024,500
    254,300    Fourth Shift Corp.(b)......      1,064,881
    130,400    Government Technology
                 Services(b)..............        749,800
    186,400    GSE Systems, Inc.(b).......      1,677,600
    323,300    Learmonth & Burchett
                 Management Systems(b)....      1,656,912
    232,100    Micrografx, Inc.(b)........      1,160,500
    161,600    Netrix Corp.(b)............        868,600
    207,200    Nimbus CD International,
                 Inc.(b)..................      2,279,200
    189,350    Pomeroy Computer
                 Resources(b).............      5,964,525
    100,400    Triad Systems Corp.(b).....        934,975
    430,300    Triple(b)..................      1,613,625
    210,200    Tro Learning, Inc.(b)......      2,259,650
     76,700    Truevision, Inc.(b)........        258,862

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Software & Computer Services, Continued:
     73,600    Visual Technology Number
                 Nine(b)..................   $    395,600
     70,900    Wonderware Corp.(b)........        779,900
                                             ------------
                                               36,397,475
                                             ------------
Steel (1.6%):
     52,300    Commercial Metals Co.......      1,523,238
    105,200    Kentucky Electric Steel,
                 Inc.(b)..................        710,100
    169,600    Northwest Pipe Co.(b)......      3,264,800
    555,700    Republic Engineered Steels,
                 Inc.(b)..................      1,111,400
                                             ------------
                                                6,609,538
                                             ------------
Technology (1.2%):
     97,600    Bell & Howell Holdings
                 Co.(b)...................      2,196,000
    172,100    MacNeal-Schwendler Corp....      1,570,413
    169,000    Plasma-Therm, Inc.(b)......        908,375
                                             ------------
                                                4,674,788
                                             ------------
Telecommunications (1.7%):
    184,300    Comdial Corp.(b)...........      1,566,550
    287,400    Olicom(b)..................      5,424,675
                                             ------------
                                                6,991,225
                                             ------------
Telecommunication Equipment (0.4%):
     62,000    Superior Telecom,
                 Inc.(b)..................      1,488,000
                                             ------------
Textile Manufacturing (0.3%):
     22,800    Culp, Inc.(b)..............        367,650
     53,800    Hampshire Group, Ltd.(b)...        726,300
                                             ------------
                                                1,093,950
                                             ------------
Toys & Bicycles Manufacturing (0.4%):
    118,900    Huffy Corp.................      1,694,325
                                             ------------
Transportation -- Air (0.4%):
     26,030    UST Corp.(b)...............        471,793
    143,200    World Airways, Inc.(b).....      1,288,800
                                             ------------
                                                1,760,593
                                             ------------

                                   Continued

QUALIVEST FUNDS
SMALL COMPANY VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Transportation -- Marine (0.2%):
    101,200    Anangel American
                 Shipholdings.............   $    872,850
     36,100    B & H Ocean Carriers,
                 Ltd.(b)..................        117,325
                                             ------------
                                                  990,175
                                             ------------
Transportation Leasing & Trucking (2.1%):
     50,000    Simon Transportation
                 Services, Inc. (b).......        787,500
    279,900    Team Rental Group,
                 Inc.(b)..................      7,557,300
                                             ------------
                                                8,344,800
                                             ------------
Utilities -- Electric (4.2%):
    929,020    Tuscon Electric Power
                 Co.(b)...................     15,096,575
    245,300    El Paso Electric Co.(b)....      1,778,425
                                             ------------
                                               16,875,000
                                             ------------
Video Tape Rental Services (0.3%):
    189,700    Video Update, Inc.(b)......        806,225
     68,600    West Coast Entertainment
                 Corp.(b).................        565,950
                                             ------------
                                                1,372,175
                                             ------------
                       Total Common Stocks    383,546,334
                                             ------------
CONVERTIBLE BONDS (1.6%):
Drug Stores (0.2%):
$   740,000    Drug Emporium, Inc., 7.75%,
                 10/1/14..................        630,850
                                             ------------
Electrical Equipment (0.1%):
    500,000    Magnetek, Inc., 8.00%,
                 9/15/01..................        523,750
                                             ------------
Environmental Control (0.2%):
  1,059,000    Air & Water Technologies
                 Corp., 8.00%, 5/15/15....        926,625
                                             ------------
Financial Services (0.2%):
    710,000    Pioneer Financial Services,
                 Inc., 6.50%, 4/1/03......        977,137
                                             ------------

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
CONVERTIBLE BONDS, CONTINUED:
Health Care (0.4%):
$ 1,695,000    Theratx, Inc., 8.00%,
                 2/1/02...................   $  1,565,756
                                             ------------
Real Estate Investment Trust (0.1%):
    382,000    Maxxim Medical, Inc.,
                 6.75%, 3/1/03............        380,569
                                             ------------
Software & Computer Services (0.4%):
  1,620,000    Recognition International,
                 Inc., 7.25%, 4/15/11.....      1,494,450
                                             ------------
                    Total Convertible Bond      6,499,137
                                             ------------
CORPORATE BONDS (1.2%):
Aerospace (0.6%):
  1,910,000    Titan Corp., 8.25%,
                 11/1/03..................      2,225,150
                                             ------------
Industrial Goods & Services (0.6%):
  1,120,000    Complete Management, Inc.,
                 8.00%, 8/15/03...........      1,183,000
    440,000    Complete Management, Inc.,
                 8.00%, 12/15/03..........        445,500
  1,000,000    MacNeal-Schwendler Corp.,
                 7.88%, 8/18/04...........        960,000
                                             ------------
                                                2,588,500
                                             ------------
                     Total Corporate Bonds      4,813,650
                                             ------------
WARRANTS (0.3%):
Retail-Specialty Stores (0.0%)
        505    Sound Advice Warrants,
                 expire 6/14/99...........              0
                                             ------------
Transportation -- Marine (0.3%)
    318,600    Nordic American Tanker
                 Shipping Warrants, expire
                 9/30/97..................      1,274,400
                                             ------------
                            Total Warrants      1,274,400
                                             ------------
               Total Investments, at value    396,133,521
                                             ------------

                                   Continued

QUALIVEST FUNDS
SMALL COMPANY VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
REPURCHASE AGREEMENTS (1.9%):
$ 7,814,914    Merrill Lynch , 5.59%*,
                 2/3/97, (Collateralized
                 by $27,520,000 U.S
                 Treasury Strips, 11.25%,
                 2/15/15, market value
                 $7,972,269)..............   $  7,814,914
                                             ------------
               Total Repurchase Agreements      7,814,914
                                             ------------
    Total (Cost--$302,542,354)(a)            $403,948,435
                                              ===========

---------
Percentages indicated are based on net assets of $404,458,615.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation...  $124,496,615
               Unrealized depreciation...   (23,090,534)
                                            -----------
               Net unrealized
                 appreciation............  $101,406,081
                                            ===========

(b) Non-income producing security.

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at January 31, 1997.

                       See notes to financial statements.

QUALIVEST FUNDS
LARGE COMPANY VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS (95.2%):
Automotive Parts (0.7%):
    32,200    A.O. Smith Corp.............   $  1,074,675
                                              -----------
Automobiles (2.8%):
    99,270    Ford Motor Co...............      3,189,049
    19,600    General Motors Corp.........      1,156,400
                                              -----------
                                                4,345,449
                                              -----------
Banks (6.1%):
    23,000    Citicorp....................      2,676,625
    39,000    Corestates Financial
                Corp......................      1,940,250
    10,400    First Union Corp............        869,700
    20,700    Mellon Bank Corp............      1,544,737
    10,000    NationsBank Corp............      1,080,000
    24,300    Standard Federal Bancorp....      1,394,213
                                              -----------
                                                9,505,525
                                              -----------
Beverages (0.5%):
    95,300    Cott Corp. (b)..............        786,225
                                              -----------
Brokerage Firms & Security Dealers (0.6%):
    28,912    Bear Stearns Cos., Inc......        867,360
                                              -----------
Building Materials (2.2%):
    51,600    Congoleum Corp., Class A
                (b).......................        735,300
    53,000    Martin Marietta Corp........      1,411,125
    29,900    Schuller Corp...............        336,375
    25,900    USG Corp. (b)...............        922,687
                                              -----------
                                                3,405,487
                                              -----------
Chemicals (4.8%):
    20,200    Air Products & Chemicals,
                Inc.......................      1,441,775
    47,400    Dexter Corp.................      1,433,850
    56,400    Ecolab, Inc.................      2,086,800
     8,400    E.I. du Pont de Nemours
                Co........................        920,850
    24,600    Ferro Corp..................        731,850
    14,800    MallincKrodt Group, Inc.....        606,800
    11,300    Wellman, Inc................        199,163
                                              -----------
                                                7,421,088
                                              -----------
Computers & Peripherals (3.2%):
    21,500    Digital Equipment Corp.
                (b).......................        806,250
    25,839    I.B.M. Corp.................      4,063,183
                                              -----------
                                                4,869,433
                                              -----------
Construction (0.1%):
    10,600    Continental Homes Holding
                Corp......................        227,900
                                              -----------
Consumer Goods (0.7%):
    38,100    American Greetings Corp.....      1,078,706
                                              -----------

SHARES OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
              ----------------------------   -----------
COMMON STOCKS, CONTINUED:
Electronic & Electrical -- General (2.8%):
    14,000    General Signal Corp.........   $    633,500
    22,100    Thomas & Betts Corp.........      1,035,938
    63,600    Wyle Electronics............      2,623,500
                                              -----------
                                                4,292,938
                                              -----------
Engineering, Industrial Construction (0.3%):
    21,600    E G & G, Inc................        459,000
                                              -----------
Entertainment (1.5%):
    39,700    ITT Corp. (b)...............      2,267,862
                                              -----------
Financial Services (6.0%):
    47,000    Advanta Corp., Class A......      2,197,250
    16,000    Beneficial Corp.............      1,076,000
    43,000    Federal National Mortgage
                Assoc.....................      1,698,500
    20,000    First USA, Inc..............      1,012,500
     4,753    TransAmerica Corp...........        390,935
    54,665    Travelers, Inc..............      2,863,060
                                              -----------
                                                9,238,245
                                              -----------
Food Distributors (0.5%):
    11,900    Kroger Co. (b)..............        568,225
     5,900    Sysco Corp..................        193,962
                                              -----------
                                                  762,187
                                              -----------
Food Processing & Packaging (2.1%):
    11,200    CPC International, Inc......        861,000
    71,700    Hudson Foods, Inc...........      1,434,000
    26,500    Universal Food Corp.........        940,750
                                              -----------
                                                3,235,750
                                              -----------
Forest Product (4.1%):
   111,600    Boise Cascade Corp..........      3,850,200
    17,500    Chesapeake Corp.............        520,625
    11,600    Mead Corp...................        652,500
    36,550    Rayonier, Inc...............      1,366,056
                                              -----------
                                                6,389,381
                                              -----------
Furniture (0.7%):
    77,000    Furniture Brands
                International, Inc. (b)...      1,097,250
                                              -----------
Industrial Services (2.0%):
    70,600    Millipore Corp..............      3,018,150
                                              -----------
Insurance (1.3%):
     8,603    Conseco, Inc. (b)...........        632,321
    26,900    Mid-Ocean Ltd...............      1,365,175
                                              -----------
                                                1,997,496
                                              -----------

                                   Continued

QUALIVEST FUNDS
LARGE COMPANY VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
              ----------------------------   -----------
COMMON STOCKS, CONTINUED:
Manufacturing-Capital Goods (5.3%):
    74,000    Albany International Corp.,
                Class A...................   $  1,739,000
    95,800    Greenbrier Cos., Inc........      1,065,775
   121,200    Kennametal, Inc.............      4,802,550
    13,500    Pall Corp. (b)..............        302,063
     5,310    Sequa Corp., Class A (b)....        210,409
                                              -----------
                                                8,119,797
                                              -----------
Medical Services (7.4%):
    46,350    Columbia/HCA Healthcare
                Corp......................      1,830,825
    57,000    Foundation Health Corp.
                (b).......................      1,895,250
    56,000    Health Systems
                International, Inc. (b)...      1,449,000
   246,000    Sun Healthcare Group, Inc.
                (b).......................      3,997,500
    84,915    Tenet Healthcare Corp.
                (b).......................      2,292,705
                                              -----------
                                               11,465,280
                                              -----------
Metals (0.8%):
    29,894    Cleveland Cliffs, Inc.......      1,300,389
                                              -----------
Mobile Homes & Manufactured Housing (1.9%):
   111,900    Fleetwood Enterprises,
                Inc.......................      2,993,325
                                              -----------
Office Equipment & Supplies (0.4%):
    26,600    Moore & Associates, Ltd.....        551,950
                                              -----------
Oil & Gas Exploration, Production, Services (1.3%):
    23,000    Ashland, Inc................        991,875
     9,401    Union Pacific Resources.....        266,753
    36,000    Union Texas Petroleum
                Holdings., Inc............        765,000
                                              -----------
                                                2,023,628
                                              -----------
Oil -- Integrated Companies (2.5%):
     8,000    Atlantic Richfield Co.......      1,058,000
    58,800    Occidental Petroleum
                Corp......................      1,499,400
    30,011    UNOCAL Corp.................      1,264,213
                                              -----------
                                                3,821,613
                                              -----------
Oilfield Equipment & Services (1.9%):
   162,000    McDermott International,
                Inc.......................      2,956,500
                                              -----------
Pharmaceuticals (3.6%):
    25,400    Astra (b)...................      1,216,025
    53,600    Pharmacia & Upjohn, Inc.....      1,996,600
    30,000    Schering-Plough.............      2,268,750
                                              -----------
                                                5,481,375
                                              -----------
Photography (0.5%):
     9,600    Eastman Kodak Co............        832,800
                                              -----------

SHARES OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
              ----------------------------   -----------
COMMON STOCKS, CONTINUED:
Pollution Control Services & Control (0.6%):
    30,000    Browning-Ferris Industries,
                Inc.......................   $    975,000
                                              -----------
Publishing, Except Newspapers (0.2%):
     8,800    Reader's Digest Assoc.,
                Class B...................        312,400
                                              -----------
Railroad & Railroad Holding Companies (1.4%):
    33,500    CSX Corp....................      1,624,750
     9,200    Union Pacific Corp..........        552,000
                                              -----------
                                                2,176,750
                                              -----------
Real Estate Investment Trusts (0.9%):
    35,300    Meditrust Shares Beneficial
                Interest..................      1,359,050
                                              -----------
Restaurants (1.1%):
    74,000    Wendy's International,
                Inc.......................      1,628,000
                                              -----------
Retail (4.5%):
    42,000    Dillard Department Stores,
                Inc.......................      1,254,750
    53,000    Federated Department Stores
                (b).......................      1,742,375
    23,000    J.C. Penney Co., Inc........      1,089,625
    13,400    May Department Stores.......        596,300
    56,400    Rite Aid....................      2,256,000
                                              -----------
                                                6,939,050
                                              -----------
Retail -- Specialty Stores (3.9%):
   140,000    Intimate Brands, Inc........      2,485,000
    44,386    The Limited, Inc............        760,110
   100,000    Waban, Inc. (b).............      2,712,500
                                              -----------
                                                5,957,610
                                              -----------
Semiconductors (2.5%):
    38,900    Advanced Micro Devices, Inc.
                (b).......................      1,361,500
    65,400    National Semiconductor Corp.
                (b).......................      1,814,850
     7,968    Texas Instruments, Inc......        624,492
                                              -----------
                                                3,800,842
                                              -----------
Software & Computer Services (0.2%):
    43,300    Intergraph Corp. (b)........        346,400
                                              -----------
Telecommunications (0.6%):
    37,000    Comsat Corp.................        999,000
                                              -----------
Textile Manufacturing (0.1%):
     3,600    Springs Industries, Inc.....        152,100
                                              -----------
Tobacco & Tobacco Products (1.6%):
    21,000    Philip Morris Cos., Inc.....      2,496,375
                                              -----------
Tools & Hardware Manufacturing (0.9%):
    43,200    Black & Decker Corp.........      1,447,200
                                              -----------

                                   Continued

QUALIVEST FUNDS
LARGE COMPANY VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
              ----------------------------   -----------
COMMON STOCKS, CONTINUED:
Utilities -- Electric (2.3%):
    55,000    Houston Industries, Inc.....   $  1,244,375
    29,900    Minnesota Power & Light.....        855,887
    62,000    Peco Energy Co..............      1,426,000
                                              -----------
                                                3,526,262
                                              -----------
Utilities -- Natural Gas (0.9%):
    31,700    Panenergy Corp..............      1,462,163
                                              -----------
Utilities -- Telecommunications (4.3%):
    65,000    AT&T Corp...................      2,559,375
    47,000    SBC Communications, Inc.....      2,579,125
    35,000    Sprint Corp. (b)............      1,426,250
                                              -----------
                                                6,564,750
                                              -----------
Utilities -- Telephones (0.6%):
    31,000    Tele Danmark A/S ADR (b)....        918,375
                                              -----------
    Total Common Stocks                       146,948,091
                                              -----------
CONVERTIBLE PREFERRED STOCKS (0.2%):
Tobacco & Tobacco Products (0.2%):
    56,700    RJR Nabisco.................        375,638
                                              -----------
    Total Convertible Preferred Stocks            375,638
                                              -----------
    Total Investments, at value               147,323,729
                                              ===========
SHARES OR
PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
WARRANTS (0.0%):
Radio & Television (0.0%):
     2,617    Sound Advice Warrants,
                Expire 06/14/99...........   $          0
                                              -----------
REPURCHASE AGREEMENTS (4.3%):
$6,598,375    Merrill Lynch, 5.59%*,
                2/3/97 (Collateralized by
                23,235,000 U.S. Treasury
                Strips, 11.25%, 2/15/15,
                market value
                $6,730,947)...............      6,598,375
                                              -----------
    Total Repurchase Agreements                 6,598,375
                                              -----------
    Total (Cost--$121,245,314)(a)            $153,922,104
                                              ===========

---------

Percentages indicated are based on net assets of $154,340,169.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation....  $34,767,654
               Unrealized depreciation....   (2,090,864)
                                             ----------
               Net unrealized
                 appreciation.............  $32,676,790
                                             ==========

(b) Non-income producing security.

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at January 31, 1997.

ADR   American Depository Receipt
PLC   Private Limited Company

                       See notes to financial statements.

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
-------    -------------------------------   ------------
COMMON STOCKS (96.7%):
Advertising (0.1%):
  3,700    Interpublic Group Cos., Inc....   $    182,688
                                             ------------
Aerospace (0.7%):
 18,500    Boeing Co......................      1,981,813
                                             ------------
Aerospace/Defense (1.2%):
  5,100    Lockheed Martin Corp...........        469,200
 11,400    McDonnell Douglas Corp.........        766,650
  1,500    Northrop Corp..................        117,188
  9,700    Rockwell International Corp....        637,775
  9,800    Textron, Inc...................        954,275
  8,500    TRW, Inc.......................        431,375
                                             ------------
                                                3,376,463
                                             ------------
Agriculture & Livestock (0.1%):
  5,600    Pioneer Hi-Bred International,
             Inc..........................        377,300
                                             ------------
Aircraft & Aircraft Parts (Aviation) (1.1%):
  9,000    AlliedSignal, Inc..............        632,250
  4,200    General Dynamics Corp..........        296,625
 29,900    United Technologies Corp.......      2,085,525
                                             ------------
                                                3,014,400
                                             ------------
Air Freight (0.1%):
  5,100    Federal Express Corp. (b)......        261,375
  4,900    Navistar International Corp.
             (b)..........................         49,000
                                             ------------
                                                  310,375
                                             ------------
Airlines (0.3%):
  1,700    AMR Corp. (b)..................        136,850
  6,100    Delta Airlines.................        481,900
    100    Southwest Airlines.............          2,200
  7,700    US Air Group, Inc. (b).........        160,738
                                             ------------
                                                  781,688
                                             ------------
Aluminum (0.3%):
    100    Alcan Aluminum Ltd.............          3,525
 10,300    Aluminum Co. of America........        710,700
    100    Reynolds Metals Co.............          6,038
                                             ------------
                                                  720,263
                                             ------------
Apparel (0.1%):
    100    CVS Corp.......................          4,325
  4,900    Liz Claiborne, Inc.............        206,413
                                             ------------
                                                  210,738
                                             ------------
Automobiles (1.7%):
 97,600    Chrysler Corp..................      3,403,800
  4,200    Echlin, Inc....................        126,525
  9,200    Ford Motor Co..................        295,550
  9,200    General Motors Corp............        542,800
  5,200    PACCAR, Inc....................        339,950
                                             ------------
                                                4,708,625
                                             ------------

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Automotive Parts (0.3%):
    100    Autozone, Inc. (b).............   $      2,162
  6,600    Dana Corp......................        215,325
  5,300    Eaton Corp.....................        371,000
  7,300    Genuine Parts Co...............        322,113
                                             ------------
                                                  910,600
                                             ------------
Banks (1.8%):
 20,300    BankAmerica Corp...............      2,265,988
 10,200    Bank of Boston Corp............        726,750
 18,600    First Union Corp...............      1,555,425
  7,200    KeyCorp........................        377,100
                                             ------------
                                                4,925,263
                                             ------------
Banks -- Money Centers (4.8%):
 26,300    Bank of New York Co., Inc......        963,238
    100    Bankers Trust New York.........          8,500
 13,200    Barnett Banks, Inc.............        580,800
 42,600    Chase Manhattan Corp...........      3,940,500
 15,000    Citicorp.......................      1,745,625
    100    Corestates Financial Corp......          4,975
 11,900    First Chicago NDB Corp.........        679,788
  3,800    Golden West Financial Corp.,
             Delaware.....................        255,075
    100    Great Western Financial
             Corp.........................          3,162
 12,500    J.P. Morgan & Co., Inc.........      1,287,500
 22,500    MBNA Corp......................        776,250
  2,300    National City Corp.............        104,362
 12,200    NationsBank Corp...............      1,317,600
 11,400    Norwest Corp...................        542,925
    100    PNC Financial Corp.............          3,975
  3,800    Republic New York Corp.........        336,775
 15,000    Suntrust Banks, Inc............        750,000
                                             ------------
                                               13,301,050
                                             ------------
Banks -- Outside Money Center (0.9%):
 29,100    Banc One Corp..................      1,320,413
  1,100    Fifth Third Bancorp............         85,113
    100    First Bank Systems, Inc........          7,600
  2,400    Fleet Financial Group, Inc.....        129,600
  9,000    Mellon Bank Corp...............        671,625
  6,800    U.S. Bancorp...................        309,825

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Banks -- Outside Money Center, Continued:
    100    Wachovia Corp..................   $      5,762
    100    Wells Fargo & Co...............         30,475
                                             ------------
                                                2,560,413
                                             ------------
Beverages (2.7%):
 14,000    Anheuser-Busch Co., Inc........        595,000
  3,000    Brown Forman Corp., Class B....        132,000
111,200    Coca-Cola Co...................      6,435,700
  2,500    Coors Adolph Co., Class B......         46,562
 10,400    PepsiCo, Inc...................        362,700
    100    Seagram Co., Ltd...............          3,963
                                             ------------
                                                7,575,925
                                             ------------
Brokerage Firms & Security Dealers (0.5%):
 11,100    Merrill Lynch & Co., Inc.......        935,175
  7,300    Salomon, Inc...................        403,325
                                             ------------
                                                1,338,500
                                             ------------
Building Materials (0.1%):
    100    Masco Corp.....................          3,450
  3,500    Owens Corning (b)..............        162,750
                                             ------------
                                                  166,200
                                             ------------
Chemicals -- General (2.8%):
  7,500    Air Products & Chemicals,
             Inc..........................        535,313
 16,300    Dow Chemical Co................      1,257,138
 19,700    E.I. Du Pont De Nemours Co.....      2,159,613
    100    FMC Corp. (b)..................          7,012
  6,900    Hercules, Inc..................        304,462
 39,500    Monsanto Co....................      1,496,062
 10,800    Morton International, Inc......        438,750
  4,500    Nalco Chemical Co..............        159,750
 11,200    Praxair, Inc...................        519,400
  8,600    Rohm & Haas Co.................        705,200
  2,400    Sigma Aldrich Corp.............         76,200
    100    W.R. Grace & Co................          4,975
                                             ------------
                                                7,663,875
                                             ------------
Chemicals -- Specialty (0.8%):
 14,000    Avery Dennison Corp............        512,750
  5,200    Eastman Chemical Co............        284,050
  4,400    Ecolab, Inc....................        162,800
  9,700    Engelhard Corp.................        192,788
  4,200    Great Lakes Chemical Corp......        181,125
  5,000    Mallinckrodt Group, Inc........        205,000

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Chemicals -- Specialty, Continued:
 12,700    PPG Industries, Inc............   $    679,450
    100    Union Carbide Corp.............          4,538
                                             ------------
                                                2,222,501
                                             ------------
Coal (0.0%):
    500    Nacco Industries, Inc., Class
             A............................         26,188
                                             ------------
Computers (1.1%):
 12,200    Dell Computer Corp.............        806,725
 28,100    Seagate Technology, Inc........      1,447,150
 11,700    3Com Corp......................        785,363
                                             ------------
                                                3,039,238
                                             ------------
Computers & Peripherals (3.3%):
  1,300    Amdahl Corp. (b)...............         14,950
    100    Apple Computer, Inc............          1,663
  2,700    Cabletron Systems (b)..........         93,825
  4,600    Ceridian Corp. (b).............        173,650
 22,900    Cisco Systems, Inc. (b)........      1,597,275
  2,600    Data General Corp. (b).........         49,075
    100    Digital Equipment Corp. (b)....          3,750
  4,800    EMC Corp.......................        181,800
 52,500    Hewlett Packard Co.............      2,762,813
 26,400    I.B.M. Corp....................      4,151,400
    100    Shared Medical Systems Corp....          4,719
    100    Silicon Graphics, Inc. (b).....          2,737
    100    Tandem Computers, Inc. (b).....          1,387
    100    Unisys Corp. (b)...............            687
                                             ------------
                                                9,039,731
                                             ------------
Construction (0.1%):
  2,000    Centex Corp....................         78,000
  2,700    Foster Wheeler Corp............        104,288
    100    Pulte Corp.....................          3,312
                                             ------------
                                                  185,600
                                             ------------
Consumer Credit (0.0%):
    200    Dean Witter Discover & Co......          7,625
                                             ------------
Consumer Goods (0.1%):
  5,000    American Greetings Corp........        141,562
  2,600    Jostens, Inc...................         53,625
                                             ------------
                                                  195,187
                                             ------------
Consumer Services (0.1%):
  6,500    CUC International, Inc. (b)....        160,875
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Container -- Metal, Glass, Paper, Plastic (0.5%):
  2,000    Ball Corp......................   $     51,250
  7,000    Bemis, Inc.....................        286,125
  7,000    Crown Cork & Seal, Inc.........        402,500
 10,500    Newell Co......................        346,500
 10,000    Rubbermaid, Inc................        231,250
    100    Stone Container Corp...........          1,350
                                             ------------
                                                1,318,975
                                             ------------
Cosmetics & Related (1.2%):
    100    Alberto Culver Co., Class B....          5,213
  9,000    Avon Products, Inc.............        564,750
 28,500    Gillette Co....................      2,322,750
  7,400    International Flavors &
             Fragrances, Inc..............        328,375
                                             ------------
                                                3,221,088
                                             ------------
Department Stores (0.3%):
 15,500    J. C. Penney...................        734,312
  1,700    Mercantile Stores, Inc.........         83,300
                                             ------------
                                                  817,612
                                             ------------
Developers -- Real Estate (0.1%):
 15,000    Entergy Corp...................        403,125
    100    Kaufman & Broad Home Corp......          1,412
                                             ------------
                                                  404,537
                                             ------------
Diversified -- Conglomerates (0.5%):
  8,600    Cognizant Corp.................        276,275
 23,100    Corning Glass Works............        822,937
    100    Micron Technology, Inc.........          3,475
    400    Minnesota Mining &
             Manufacturing Co.............         34,100
  3,200    National Service Industries,
             Inc..........................        122,800
    100    Tenneco, Inc...................          4,000
  6,900    Whitman Corp...................        158,700
                                             ------------
                                                1,422,287
                                             ------------
Drug Stores (0.0%):
  2,700    Longs Drug Stores Corp.........         65,475
                                             ------------
Electrical Equipment (3.1%):
 15,000    Emerson Electric Co............      1,481,250
 58,000    General Electric Co............      5,974,000
    100    General Instrument Corp. (b)...          2,487
  8,600    Honeywell, Inc.................        620,275
  2,800    Thomas & Betts Corp............        131,250
  3,600    WW Grainger, Inc...............        278,100
    100    Westinghouse Electric Corp.....          1,838
                                             ------------
                                                8,489,200
                                             ------------

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Electrical Utility (0.2%):
 14,900    Peco Energy Co.................   $    342,700
  6,800    Union Electric Co..............        258,400
                                             ------------
                                                  601,100
                                             ------------
Electronic Computing Equipment (0.9%):
 28,900    Compaq Computer Corp. (b)......      2,510,687
                                             ------------
Electronic & Electrical -- General (1.5%):
 14,700    AMP, Inc.......................        599,025
  7,300    Cooper Industries..............        314,813
  3,400    General Signal Corp............        153,850
  3,700    Harris Corp....................        281,662
 31,800    Motorola, Inc..................      2,170,350
  3,400    Raychem Corp...................        294,525
    700    Raytheon Co....................         32,113
  4,900    Scientific Atlanta, Inc........         93,100
  2,000    Tektronix, Inc.................         99,250
    100    Texas Instruments, Inc.........          7,837
                                             ------------
                                                4,046,525
                                             ------------
Energy (0.2%):
 23,100    Union Pacific Resources Group,
             Inc..........................        655,462
                                             ------------
Engineering, Industrial Construction (0.0%):
    100    E G & G, Inc...................          2,125
    100    Fluor Corp.....................          7,112
                                             ------------
                                                    9,237
                                             ------------
Entertainment (1.1%):
  1,700    Harrah's Entertainment, Inc.
             (b)..........................         33,150
  5,800    Hasbro, Inc....................        229,100
    100    ITT Corp. (b)..................          5,713
  2,500    King World Productions, Inc.
             (b)..........................         97,813
 35,400    The Walt Disney Co.............      2,593,050
                                             ------------
                                                2,958,826
                                             ------------
Environmental Control (0.1%):
 19,100    Laidlaw, Inc., Class B.........        248,300
                                             ------------
Financial Services (3.4%):
 27,700    American Express Co............      1,727,788
 25,800    Automatic Data Processing,
             Inc..........................      1,067,475
  3,600    Beneficial Corp................        242,100
  7,300    Comerica, Inc..................        417,012

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Financial Services, Continued:
 11,400    Dun & Bradstreet Corp..........   $    273,600
 32,300    Federal National Mortgage
             Assoc........................      1,275,850
 12,200    First Data Corp................        439,200
    100    Green Tree Financial Corp......          3,887
  6,600    Household International,
             Inc..........................        654,225
  4,000    MGIC Investment Corp...........        295,000
 10,200    Morgan Stanley Group, Inc......        582,675
  3,000    TransAmerica Corp..............        246,750
 39,800    Travelers, Inc.................      2,084,525
                                             ------------
                                                9,310,087
                                             ------------
Food Distributors (0.6%):
 17,100    Albertsons, Inc................        598,500
    100    Fleming Cos., Inc..............          1,612
    100    Great Atlantic & Pacific Tea
             Co., Inc.....................          3,125
  8,000    Kroger Co. (b).................        382,000
 12,000    Sysco Corp.....................        394,500
 10,100    Winn Dixie Stores, Inc.........        308,050
                                             ------------
                                                1,687,787
                                             ------------
Food Processing & Packaging (2.4%):
 37,000    Archer Daniels Midland Co......        730,750
 22,400    Campbell Soup Co...............      1,859,200
 10,700    Cinergy Corp...................        369,150
 14,700    ConAgra, Inc...................        742,350
 13,700    CPC International, Inc.........      1,053,188
  3,600    General Mills..................        243,900
 10,400    Hershey Foods Corp.............        439,400
    100    H.J. Heinz Co..................          4,025
    100    Kellogg Co.....................          6,963
    100    Quaker Oats Co.................          3,837
    100    Ralston-Purina Group...........          7,862
 32,400    Sara Lee Corp..................      1,279,800
    100    Wrigley, William Jr., Co.......          5,812
                                             ------------
                                                6,746,237
                                             ------------
Forest Products -- Lumber, Paper (1.1%):
    100    Boise Cascade Corp.............          3,450
    100    Champion International Corp....          4,188
    100    Georgia Pacific Corp...........          7,363
    100    IKON Office Solutions, Inc.....          4,413
    100    International Paper Co.........          4,087
  5,900    James River Corp...............        189,537
 15,700    Kimberly Clark Corp............      1,530,750
    100    Louisiana Pacific Corp.........          2,075

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Forest Products -- Lumber, Paper, Continued:
  3,600    Mead Corp......................   $    202,500
  1,900    Potlatch Corp..................         80,750
    100    Temple Inland, Inc.............          5,525
    100    Union Camp Corp................          4,737
    600    Westvaco Corp..................         17,550
 16,000    Weyerhauser Co.................        728,000
  2,300    Willamette Industries, Inc.....        144,612
                                             ------------
                                                2,929,537
                                             ------------
Gold & Silver Mining (0.0%):
    100    Echo Bay Mines, Ltd............            644
    100    Homestake Mining Co............          1,412
    100    Placer Dome, Inc...............          2,038
                                             ------------
                                                    4,094
                                             ------------
Health Care (1.3%):
 10,800    Humana, Inc. (b)...............        205,200
 50,100    Johnson & Johnson, Inc.........      2,887,012
 11,500    United Healthcare Corp.........        560,625
                                             ------------
                                                3,652,837
                                             ------------
Heavy Machinery (1.2%):
  1,400    Baker Hughes, Inc..............         54,600
 20,800    Caterpillar Tractor, Inc.......      1,614,600
 17,600    Deere & Co.....................        752,400
  3,300    Harnischfeger Industries,
             Inc..........................        146,438
    100    Ingersoll-Rand Co..............          4,562
    100    Thermo Electron................          3,412
 15,700    Tyco Laboratories, Inc.........        896,863
                                             ------------
                                                3,472,875
                                             ------------
Hospital & Nursing Equipment (0.3%):
 15,500    Becton Dickinson & Co..........        763,375
  3,800    C.R., Bard, Inc................        107,350
                                             ------------
                                                  870,725
                                             ------------
Hotels & Motels (0.4%):
  6,000    HFS, Inc.......................        420,000
  5,500    Hilton Hotels Corp.............        156,750
 10,700    Marriott International, Inc....        568,438
                                             ------------
                                                1,145,188
                                             ------------
Household Goods (0.2%):
  2,800    Armstrong World Industries,
             Inc..........................        198,800
  6,800    Maytag Corp....................        139,400
  4,100    Tupperware Corp................        192,187
    100    Whirlpool Corp.................          5,088
                                             ------------
                                                  535,475
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Industrial Services (0.0%):
    100    Dover Corp.....................   $      4,950
  2,900    Millipore Corp.................        123,975
                                             ------------
                                                  128,925
                                             ------------
Insurance -- Broker (0.1%):
  3,800    Marsh & McLennan Cos., Inc.....        409,450
                                             ------------
Insurance -- Fire, Marine, Casualty (0.1%):
  8,400    SAFECO Corp....................        319,200
    100    USF&G Corp.....................          2,113
                                             ------------
                                                  321,313
                                             ------------
Insurance -- Life (0.7%):
  7,100    Aetna, Inc.....................        560,900
    100    AON Corp.......................          6,463
  5,200    Conseco, Inc...................        382,200
    100    Jefferson Pilot Corp...........          5,900
  7,000    Lincoln National Corp..........        375,375
  6,300    Providian Corp.................        339,412
  4,700    Torchmark Corp.................        243,225
  2,300    US Life Corp...................         94,300
                                             ------------
                                                2,007,775
                                             ------------
Insurance -- Multi-Line (0.9%):
 10,500    American General Corp..........        418,688
  5,800    CIGNA Corp.....................        879,425
 11,200    ITT Hartford Group, Inc........        821,800
  3,900    Loews Corp.....................        385,612
                                             ------------
                                                2,505,525
                                             ------------
Insurance -- Property, Casualty, Health & Other (1.7%):
 15,600    Allstate Corp..................      1,025,700
 16,100    American International Group,
             Inc..........................      1,950,113
 11,700    Chubb Corp.....................        637,650
    100    General Re Corp................         16,150
  3,900    MBIA, Inc......................        374,887
  5,600    St. Paul Cos., Inc.............        350,000
  3,500    UNUM Corp......................        264,687
                                             ------------
                                                4,619,187
                                             ------------
Leisure -- Recreation, Gaming (0.1%):
 13,000    Brunswick Corp.................        326,625
    100    Caliber System, Inc............          2,200
                                             ------------
                                                  328,825
                                             ------------
Loan Companies (0.4%):
 33,500    Federal Home Loan Mortgage
             Corp.........................      1,013,375
                                             ------------
Machine Tools (0.2%):
  4,900    Case Corp......................        259,700
  2,700    Cincinnati Milacron, Inc.......         62,100

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Machine Tools, Continued:
  6,200    Cyprus Amax Minerals Co........   $    138,725
  2,200    Giddings & Lewis, Inc..........         28,600
                                             ------------
                                                  489,125
                                             ------------
Machinery (0.0%):
    800    Applied Materials (b)..........         39,500
                                             ------------
Manufacturing -- Capital Goods (0.5%):
  1,900    Briggs & Stratton Corp.........         85,738
  3,100    Crane Co.......................        102,300
  2,600    Cummins Engine, Inc............        136,825
  7,000    Illinois Tool Works, Inc.......        571,375
  7,700    Pall Corp......................        172,287
  5,000    Parker-Hannifin Corp...........        215,625
  3,800    Trinova Corp...................        146,300
                                             ------------
                                                1,430,450
                                             ------------
Manufacturing -- Miscellaneous (0.1%):
  7,900    ITT Industries, Inc............        199,475
                                             ------------
Medical Services (1.1%):
    100    Baxter International, Inc......          4,613
  6,700    Beverly Enterprises, Inc.
             (b)..........................         97,150
 13,800    Boston Scientific Corp. (b)....        941,850
 36,400    Columbia/HCA Healthcare
             Corp.........................      1,437,800
    100    HealthSouth Corp...............          4,362
  4,200    Manor Care, Inc................        107,100
 16,600    Tenet Healthcare Corp. (b).....        448,200
                                             ------------
                                                3,041,075
                                             ------------
Medical Supplies (0.6%):
  3,700    Bausch & Lomb, Inc.............        125,337
  7,700    Biomet, Inc....................        119,350
  1,700    Guidant Corp...................         94,775
 14,100    Medtronic, Inc.................        965,850
  5,400    St. Jude Medical, Inc. (b).....        204,525
  4,300    U.S. Surgical Corp.............        172,538
                                             ------------
                                                1,682,375
                                             ------------
Metals -- Fabrication (0.2%):
  2,900    Asarco, Inc....................         79,750
    100    Barrick Gold Corp..............          2,688
 15,100    Battle Mountain Gold Co........         98,150

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Metals -- Fabrication, Continued:
    100    Freeport McMoran Copper & Gold,
             Inc..........................   $      2,875
  3,700    Harcourt General, Inc..........        167,425
    100    Inco, Ltd......................          3,387
  4,300    Phelps Dodge Corp..............        300,462
    100    Santa Fe Pacific Gold Corp.....          1,538
                                             ------------
                                                  656,275
                                             ------------
Metal & Mineral Production (0.1%):
  6,700    Newmont Mining Corp............        267,162
                                             ------------
Mobile Homes & Manufactured Housing (0.0%):
  4,800    Fleetwood Enterprises, Inc.....        128,400
                                             ------------
Newspapers (0.7%):
  6,400    Dow Jones & Co., Inc...........        253,600
 16,600    Gannett Co., Inc...............      1,271,975
  1,400    Knight-Ridder, Inc.............         53,725
  6,600    New York Times Co., Class A....        253,275
  1,100    Tribune Co.....................         42,075
                                             ------------
                                                1,874,650
                                             ------------
Office Equipment & Supplies (0.4%):
  6,700    Moore & Associates, Ltd........        139,025
 15,600    Pitney Bowes, Inc..............        898,950
    100    Xerox Corp.....................          5,862
                                             ------------
                                                1,043,837
                                             ------------
Oil & Gas Exploration, Production, & Services (0.6%):
    100    Amerada Hess Corp..............          5,900
  1,300    Ashland, Inc...................         56,062
 16,800    Burlington Resources, Inc......        835,800
  1,400    Eastern Enterprises............         46,025
 17,100    Enron Corp.....................        705,375
    100    Enserch Corp...................          2,275
  1,800    Helmerich & Payne, Inc.........         87,075
    100    Louisiana Land & Exploration
             Co...........................          5,625
                                             ------------
                                                1,744,137
                                             ------------
Oil & Gas Production (0.7%):
  3,200    Kerr McGee Corp................        220,000
  2,300    Peoples Energy Corp............         76,475
 35,200    Phillips Petroleum Co..........      1,553,200
  5,800    Rowan Cos., Inc. (b)...........        146,450
  6,200    Santa Fe Energy Resources......         92,225
    100    Sun Co., Inc...................          2,637
                                             ------------
                                                2,090,987
                                             ------------
Oil -- Integrated Companies (6.4%):
 26,300    Amoco Corp.....................      2,288,100
 10,800    Atlantic Richfield Co..........      1,428,300

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Oil -- Integrated Companies, Continued:
 40,500    Chevron Corp...................   $  2,688,188
 36,700    Exxon Corp.....................      3,803,038
    100    Mobil Corp.....................         13,125
 22,100    Occidental Petroleum Corp......        563,550
  1,800    Oneok, Inc.....................         53,325
  7,100    Oryx Energy Co. (b)............        172,175
  3,200    Pennzoil Co....................        199,600
 19,900    Royal Dutch Petroleum Co.......      3,452,650
 10,100    Texaco, Inc....................      1,069,337
 38,600    USX -- Marathon Group..........      1,027,725
 24,600    Unocal Corp....................      1,036,275
                                             ------------
                                               17,795,388
                                             ------------
Oilfield Equipment & Services (0.9%):
 15,300    Dresser Industries, Inc........        518,288
  8,400    Halliburton Co.................        607,950
    100    McDermott International,
             Inc..........................          1,825
  9,700    Schlumberger Ltd...............      1,077,912
  3,900    Western Atlas, Inc. (b)........        264,712
    200    Williams Cos., Inc.............          8,025
                                             ------------
                                                2,478,712
                                             ------------
Paint, Varnishes, Enamels (0.0%):
    100    Sherwin Williams Co............          5,550
                                             ------------
Pharmaceuticals (7.0%):
 52,600    Abbott Laboratories............      2,860,125
  4,400    Allergan, Inc..................        155,650
    100    ALZA Corp., Class A (b)........          2,888
 23,600    American Home Products Corp....      1,495,650
  5,600    Amgen, Inc. (b)................        315,700
 16,100    Bristol-Myers Squibb Co........      2,044,700
 16,600    Eli Lilly & Co.................      1,446,275
 53,300    Merck & Co., Inc...............      4,836,975
  9,200    Noram Energy Corp..............        143,750
 24,600    Pfizer, Inc....................      2,284,725
 19,700    Pharmacia & Upjohn, Inc........        733,825
 22,500    Schering-Plough................      1,701,562
 18,300    Warner-Lambert Co..............      1,473,150
                                             ------------
                                               19,494,975
                                             ------------
Photography (0.3%):
  9,200    Eastman Kodak Co...............        798,100
  2,600    Polaroid Corp..................        114,400
                                             ------------
                                                  912,500
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Pollution Control Services & Equipment (0.2%):
 13,900    Browning-Ferris Industries,
             Inc..........................   $    451,750
  3,900    Safety Kleen Corp..............         62,887
    100    WMX Technologies, Inc..........          3,663
                                             ------------
                                                  518,300
                                             ------------
Precision Instruments & Related (0.2%):
  2,900    Johnson Controls, Inc..........        249,400
  2,900    Perkin-Elmer Corp..............        202,637
                                             ------------
                                                  452,037
                                             ------------
Printing (0.1%):
  2,200    John H. Harland Co.............         64,075
  1,900    Meredith Corp..................         97,612
                                             ------------
                                                  161,687
                                             ------------
Publishing, Except Newspaper (0.3%):
  5,500    Deluxe Corp....................        169,125
  6,700    McGraw Hill, Inc...............        333,325
 10,100    R.R. Donnelley & Sons Co.......        315,625
    100    Time Warner, Inc...............          3,850
                                             ------------
                                                  821,925
                                             ------------
Publishing Newspapers (0.1%):
  6,700    Times Mirror Co., Class A......        316,575
                                             ------------
Radio & Television (0.0%):
    100    Comcast Corp., Special Class
             A............................          1,838
    100    Tele-Communications, Class A
             (b)..........................          1,331
    100    Viacom, Inc., Class B (b)......          3,425
                                             ------------
                                                    6,594
                                             ------------
Railroad & Railroad Holding Companies (0.5%):
  5,400    Conrail, Inc...................        579,150
  4,000    Norfolk & Southern Co..........        354,500
  9,800    Union Pacific Corp.............        588,000
                                             ------------
                                                1,521,650
                                             ------------
Restaurants (0.7%):
 10,600    Darden Restaurants, Inc........         76,850
 38,300    McDonald's Corp................      1,742,650
  8,800    Wendy's International , Inc....        193,600
                                             ------------
                                                2,013,100
                                             ------------
Retail (2.4%):
  9,900    American Stores Co.............        415,800
 29,000    Dayton Hudson Corp.............      1,091,125
    400    Dillard Department Stores,
             Inc..........................         11,950
    100    K-Mart Corp....................          1,113

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Retail, Continued:
 11,000    May Department Stores..........   $    489,500
    100    Nordstrom, Inc.................          3,712
 15,800    Price/Costco, Inc. (b).........        420,675
 13,800    Rite Aid.......................        552,000
 27,500    Sears & Roebuck Co.............      1,320,000
  3,900    Tandy Corp.....................        176,475
 16,600    Walgreen Co....................        682,675
 55,300    Wal-Mart Stores, Inc...........      1,313,375
  9,000    Woolworth Corp. (b)............        183,375
                                             ------------
                                                6,661,775
                                             ------------
Retail -- Department Stores (0.0%):
  3,600    Federated Department Stores
             (b)..........................        118,350
                                             ------------
Retail -- Specialty Stores (1.1%):
    100    Charming Shoppes, Inc. (b).....            475
    100    Circuit City Stores, Inc.......          3,513
  2,900    Giant Food, Inc................         95,700
 21,800    Home Depot, Inc................      1,079,100
 11,800    Lowe's Cos., Inc...............        390,875
  8,200    Pep Boys Manny, Moe & Jack.....        260,350
  4,500    Super Value, Inc...............        138,937
 26,300    The Gap, Inc...................        756,125
  3,200    The Limited, Inc...............         54,800
  5,300    TJX Cos., Inc..................        210,675
    100    Toys R Us, Inc. (b)............          2,500
                                             ------------
                                                2,993,050
                                             ------------
Rubber & Rubber Products (0.4%):
  3,600    B.F. Goodrich, Inc.............        147,600
    100    Cooper Tire & Rubber Co........          2,025
 15,200    Goodyear Tire & Rubber Co......        828,400
                                             ------------
                                                  978,025
                                             ------------
Savings & Loan Companies (0.1%):
  7,200    H F Ahmanson & Co..............        270,000
                                             ------------
Semiconductors (2.6%):
  9,300    Advanced Micro Devices, Inc.
             (b)..........................        325,500
 41,200    Intel Corp.....................      6,684,700
    100    LSI Logic Corp. (b)............          3,475
  4,200    National Semiconductor Corp.
             (b)..........................        116,550
                                             ------------
                                                7,130,225
                                             ------------
Services (Non-Financial) (0.2%):
 14,500    Service Corp. International....        420,500
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Shoes, Leather Goods, Clothing Accessories (0.5%):
 19,500    Nike, Inc., Class B............   $  1,323,562
  3,800    Reebok International, Ltd......        180,500
    100    Stride Rite Corp...............          1,200
                                             ------------
                                                1,505,262
                                             ------------
Soaps & Cleaning Agents (2.6%):
  3,400    Clorox Co......................        403,325
  4,800    Colgate-Palmolive Co...........        464,400
 40,600    Procter & Gamble Co............      4,689,300
 10,200    Unilever N. V..................      1,677,900
    100    U.S. West Media Group(b).......          1,863
                                             ------------
                                                7,236,788
                                             ------------
Software & Computer Services (2.4%):
    100    Autodesk, Inc..................          3,163
    100    Bay Networks, Inc. (b).........          2,175
 12,400    Computer Assoc. International,
             Inc..........................        562,650
  3,600    Computer Sciences Corp. (b)....        254,700
    100    Intergraph Corp. (b)...........            800
 40,700    Microsoft Corp. (b)............      4,151,400
    100    Novell, Inc. (b)...............          1,262
 25,200    Oracle Corp. (b)...............        979,650
 21,900    Sun Microsystems, Inc. (b).....        695,325
                                             ------------
                                                6,651,125
                                             ------------
Steel (0.2%):
  5,300    Allegheny Teledyne, Inc........        125,875
    100    Armco, Inc. (b)................            450
    100    Bethlehem Steel Corp. (b)......            850
    100    Inland Steel Industries........          1,913
    100    Nucor Corp.....................          5,200
  2,100    Timken Co......................        108,150
  5,700    USX-U. S. Steel Group..........        180,263
  6,100    Worthington Industries, Inc....        118,187
                                             ------------
                                                  540,888
                                             ------------
Tax Return Preparation (0.1%):
  7,000    H & R Block....................        207,375
                                             ------------
Telecommunications (1.8%):
    100    Airtouch Communications, Inc.
             (b)..........................          2,588
    100    Alltel Corp....................          3,213
  4,000    Andrew Corp. (b)...............        229,750
    100    Bell Atlantic Corp.............          6,725
  5,100    DSC Communications Corp. (b)...        114,750
 47,100    Lucent Technologies, Inc.......      2,555,175
 16,500    Northern Telecom Ltd...........      1,214,812

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Telecommunications, Continued:
 12,200    Tellabs, Inc. (b)..............   $    502,487
 14,000    Worldcom, Inc. (b).............        351,750
                                             ------------
                                                4,981,250
                                             ------------
Textile Manufacturing (0.2%):
  5,200    Fruit of the Loom, Inc. (b)....        208,650
  2,600    Russell Corp...................         83,850
  1,300    Springs Industries, Inc........         54,925
  4,000    VF Corp........................        266,000
                                             ------------
                                                  613,425
                                             ------------
Tobacco & Tobacco Products (1.8%):
  1,500    American Brands................         76,500
 37,200    Philip Morris Cos., Inc........      4,422,150
 12,600    UST, Inc.......................        387,450
                                             ------------
                                                4,886,100
                                             ------------
Tools & Hardware Manufacturing (0.1%):
    100    Black & Decker Corp............          3,350
  4,200    Snap-On, Inc...................        156,450
  5,800    Stanley Works..................        220,400
                                             ------------
                                                  380,200
                                             ------------
Toys & Bicycles -- Manufacturing (0.2%):
 18,200    Mattel, Inc....................        511,875
                                             ------------
Transportation Leasing & Trucking (0.4%):
  3,800    Burlington Northern Santa Fe...        332,500
 16,900    CSX Corp.......................        819,650
  1,900    Ryder Systems, Inc.............         54,150
                                             ------------
                                                1,206,300
                                             ------------
Utilities -- Electric (1.6%):
 12,200    American Electric Power Co.....        504,775
 10,200    Carolina Power & Light Co......        383,775
    100    Central & South West Corp......          2,525
  8,200    Dominion Resources, Inc........        324,925
    400    DTE Energy Co..................         12,550
    100    Duke Power Co..................          4,688
 29,300    Edison International...........        626,288
    100    FPL Group, Inc.................          4,425
 16,200    General Public Utilities
             Corp.........................        542,700
    100    Houston Industries, Inc........          2,263
 19,400    Niagara Mohawk Power Corp......        196,425
    100    Northern States Power Co.......          4,612
 10,200    Ohio Edison....................        235,875
  3,800    PacifiCorp.....................         80,750
  3,900    P.P. & L. Resources, Inc.......         88,237

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
           -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Utilities -- Electric, Continued:
 16,000    Public Service Enterprise
             Group, Inc...................   $    438,000
  6,100    Southern Co....................        133,437
 15,100    Texas Utilities Co.............        611,550
 14,400    Unicom Corp....................        340,200
                                             ------------
                                                4,538,000
                                             ------------
Utilities -- Electric & Gas (0.5%):
 10,000    Baltimore Gas & Electric.......        275,000
 12,700    Consolidated Edison............        393,700
 27,600    Pacific Gas & Electric Co......        627,900
                                             ------------
                                                1,296,600
                                             ------------
Utilities -- Natural Gas (0.5%):
    700    Coastal Corp...................         33,863
  3,800    Columbia Gas Systems, Inc......        247,475
  2,500    Consolidated Natural Gas.......        139,062
  3,300    Nicor, Inc.....................        119,212
    900    Pacific Enterprises............         27,113
 10,200    Panenergy Corp.................        470,475
  5,500    Sonat, Inc.....................        292,875
                                             ------------
                                                1,330,075
                                             ------------
Utilities -- Telecommunications (5.4%):
 72,300    AT&T Corp......................      2,846,813
 47,700    Ameritech Corp.................      2,850,075

                      SECURITY                  MARKET
SHARES               DESCRIPTION                VALUE
-------    -------------------------------   ------------
COMMON STOCKS, CONTINUED:
Utilities -- Telecommunications, Continued:
 37,700    Bellsouth Corp.................   $  1,672,938
 11,600    GTE Corp.......................        545,200
    100    Frontier Corp..................          2,187
 19,300    MCI Telecommunications Corp....        677,913
 26,900    Nynex Corp.....................      1,361,812
 28,800    Pacific Telesis Group..........      1,130,400
 51,400    SBC Communications, Inc........      2,820,575
 28,800    Sprint Corp....................      1,173,600
    100    U.S. West, Inc.................          3,288
                                             ------------
                                               15,084,801
                                             ------------
    Total Common Stocks                       268,170,082
                                             ------------
INVESTMENT COMPANIES (2.8%):
320,801    SEI Index S&P 500 Fund.........      7,984,740
                                             ------------
    Total Investment Companies                  7,984,740
                                             ------------
    Total Investments, at value               276,154,822
                                             ------------
REPURCHASE AGREEMENTS (0.4%):
1,047,230  Merrill Lynch, 5.59%*, 2/1/97,
             (Collateralized by 3,690,000
             U.S. Treasury Strips, 11.25%,
             2/15/15, market value
             $1,068,956)..................      1,047,203
                                             ------------
    Total Repurchase Agreements                 1,047,203
                                             ------------
    Total (Cost--$215,582,151)(a)            $277,202,025
                                             ============

---------

Percentages are based on net assets of $277,423,461.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation....  $63,745,818
               Unrealized depreciation....   (2,125,944)
                                             ----------
               Net unrealized
                 appreciation.............  $61,619,874
                                             ==========

(b) Non-income producing security.

 * Variable rate security. Rate presented represents rate in effect at January 31, 1997. Date presented represents final maturity.

                       See notes to financial statements.

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS (99.0%):
AUSTRALIA (2.9%):
Banking (0.5%):
   45,747    National Australia Bank,
               Ltd........................   $    552,681
   64,467    Westpac Banking Corp.,
               Ltd........................        368,537
                                             ------------
                                                  921,218
                                             ------------
Beverages (0.2%):
   18,369    Coca-Cola Amatil, Ltd........        181,317
   66,122    Foster's Brewing Group,
               Ltd........................        133,559
                                             ------------
                                                  314,876
                                             ------------
Building Materials (0.2%):
   35,275    Boral, Ltd...................         91,417
   67,092    Pioneer International,
               Ltd........................        191,772
                                             ------------
                                                  283,189
                                             ------------
Business & Public Services (0.1%):
    5,017    Brambles Industries, Ltd.....         85,277
                                             ------------
Chemicals (0.1%):
   20,607    ICI Australia, Ltd...........        195,554
                                             ------------
Diversified (0.1%):
   34,851    Southcorp Holdings, Ltd......        114,758
                                             ------------
Energy (0.4%):
   49,637    Broken Hill Proprietary Co.,
               Ltd........................        680,265
                                             ------------
Food Processing & Packaging (0.1%):
   14,789    Burns Philp & Co., Ltd.......         25,363
  132,370    Goodman Fielder, Ltd.........        161,433
                                             ------------
                                                  186,796
                                             ------------
Forest Products (0.1%):
   18,082    Amcor, Ltd...................        111,639
                                             ------------
Merchandising (0.1%):
   34,800    Coles Myer, Ltd..............        131,566
                                             ------------
Metals -- Non Ferrous (0.4%):
   42,821    M.I.M. Holdings, Ltd.........         57,119
   79,243    Newcrest Mining, Ltd.........        303,213
   49,725    North, Ltd...................        149,332
   25,229    WMC, Ltd. (b)................        154,995
                                             ------------
                                                  664,659
                                             ------------
Metals -- Steel (0.1%):
   10,001    CRA, Ltd.....................        141,483
                                             ------------
Multi-Industry (0.1%):
   26,547    CSR, Ltd.....................         88,628
   34,457    Pacific Dunlop, Ltd..........         82,994
                                             ------------
                                                  171,622
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Australia, Continued:
Oil & Gas Exploration, Production & Services (0.0%):
   20,928    Santos, Ltd..................   $     76,090
                                             ------------
Publishing & Broadcasting (0.3%):
   68,696    News Corp., Ltd..............        347,682
   25,297    News Corp., Ltd.,
               Preferred..................        105,087
                                             ------------
                                                  452,769
                                             ------------
Real Estate (0.2%):
    6,288    Lend Lease Corp., Ltd........        108,558
   93,856    Westfield Trust..............        172,410
                                             ------------
                                                  280,968
                                             ------------
    Total Australia                             4,812,729
                                             ------------
AUSTRIA (0.4%):
Banking (0.1%):
    1,386    Bank Austria.................         96,814
      674    Creditanstalt-Bankverein.....         38,974
                                             ------------
                                                  135,788
                                             ------------
Beverages (0.1%):
    1,785    Oesterreichische
               Brau-Beteiligungs..........        123,895
                                             ------------
Building Materials (0.0%):
      256    Weinerberger
               Baustoffindustrie..........         47,593
                                             ------------
Energy (0.0%):
      340    OMV..........................         38,677
                                             ------------
Engineering & Construction (0.1%):
      539    VA Technologie...............         80,865
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.1%):
      586    EA-Generali..................        166,782
                                             ------------
Transportation -- Airlines (0.0%):
      141    Austrian Airlines
               Oesterreichische
               Luftverskehrs (b)..........         21,411
                                             ------------
Transportation -- Misc. (0.0%):
      772    Flughafen Wien...............         37,178
                                             ------------
Utilities (0.0%):
      367    Oesterrichische
               Elektrizitaetswirstchafts,
               Class A....................         26,782
                                             ------------
    Total Austria                                 678,971
                                             ------------
BELGIUM (1.3%):
Banking (0.2%):
      638    Generale de Banque...........        222,184
      335    Kredietbank..................        116,912
                                             ------------
                                                  339,096
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Belgium, Continued:
Building Materials (0.1%):
    1,285    Cimenteries CBR
               Cementbedrijven............   $    127,586
                                             ------------
Chemicals (0.1%):
      799    Gevaert......................         56,124
      262    Solvay.......................        172,000
                                             ------------
                                                  228,124
                                             ------------
Energy (0.1%):
      642    PetroFina....................        226,907
                                             ------------
Industrial Goods & Services (0.0%):
       87    Bekaert......................         50,217
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.2%):
    1,132    Fortis.......................        190,233
       20    Fortis, Strip VVPR (b).......             10
      334    Royale Belge.................         70,086
                                             ------------
                                                  260,329
                                             ------------
Metals -- Non Ferrous (0.1%):
    1,128    Union Miniere (b)............         79,568
                                             ------------
Multi-Industry (0.2%):
      641    Group Bruxelles Lambert......         86,157
      624    Tractebel....................        272,792
                                             ------------
                                                  358,949
                                             ------------
Retail (0.0%):
    1,220    Delhaize-Le Lion.............         71,052
                                             ------------
Utilities -- Electric & Gas (0.2%):
    1,624    Electrabel...................        382,655
      300    Electrabel, Strip VVPR.......            285
                                             ------------
                                                  382,940
                                             ------------
    Total Belgium                               2,124,768
                                             ------------
BRITAIN (18.8%):
Aerospace/Defense (0.3%):
   12,447    British Aerospace PLC........        253,019
   41,047    Rolls-Royce PLC..............        157,867
                                             ------------
                                                  410,886
                                             ------------
Automotive Parts (0.3%):
   17,687    BBA Group PLC................         99,344
   14,614    GKN PLC......................        235,009
   52,989    Lucas Industries PLC.........        175,774
   11,389    T & N PLC....................         30,297
                                             ------------
                                                  540,424
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
Banking (1.9%):
   33,602    Abbey National PLC...........   $    422,432
   34,113    Barclays PLC.................        636,588
   54,711    HSBC Holdings PLC............      1,275,226
   24,494    HSBC Holdings PLC (75P)......        586,224
   29,056    Royal Bank of Scotland PLC...        267,268
                                             ------------
                                                3,187,738
                                             ------------
Beverages (1.0%):
   27,185    Bass PLC.....................        368,770
   99,262    B.A.T Industries PLC.........        771,478
   45,723    Guinness PLC.................        319,096
   12,436    Scottish & Newcastle PLC.....        135,216
                                             ------------
                                                1,594,560
                                             ------------
Building Materials (0.4%):
   23,986    Blue Circle Industries PLC...        149,715
   17,071    BPB Industries PLC...........         99,440
   28,364    Pilkington PLC...............         67,498
   26,360    Redland PLC..................        144,256
    6,560    RMC Group PLC................         98,712
   10,852    Williams Holdings PLC........         56,432
   12,614    Wolseley PLC.................         94,399
                                             ------------
                                                  710,452
                                             ------------
Business & Public Services (0.5%):
   53,423    Reuters Holdings PLC.........        561,605
    8,898    Thames Water PLC.............         96,605
   13,383    United Utilities PLC.........        144,441
                                             ------------
                                                  802,651
                                             ------------
Chemicals (0.8%):
   10,485    BOC Group PLC................        159,453
   13,327    Courtaulds PLC...............         82,330
   19,118    Imperial Chemical Industries
               PLC........................        231,153
   26,608    Zeneca Group PLC.............        769,428
                                             ------------
                                                1,242,364
                                             ------------
Diversified (0.4%):
   30,002    Granada Group PLC............        431,262
   27,114    Harrisons & Crosfield PLC....         56,268
   30,742    LASMO PLC....................        124,146
   19,148    Lonrho PLC...................         40,811
                                             ------------
                                                  652,487
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
Electrical & Electronic (0.3%):
    5,112    Electrocomponents PLC........   $     36,454
   74,653    General Electric Co. PLC.....        466,563
   13,747    Racal Electronic PLC.........         59,370
                                             ------------
                                                  562,387
                                             ------------
Energy (1.3%):
  188,715    British Petroleum Co. PLC....      2,224,272
                                             ------------
Financial Services (1.1%):
  185,761    Lloyds TSB Group PLC.........      1,430,364
    6,695    Mercury Asset Management
               Group PLC..................        140,386
   10,287    Provident Financial PLC......         85,474
    6,463    Schroders PLC................        177,519
                                             ------------
                                                1,833,743
                                             ------------
Food & Household (0.8%):
   30,765    Associated British Foods
               PLC........................        235,905
   25,072    Cadbury Schweppes PLC........        188,836
   11,191    EMI PLC......................        217,176
   10,971    Thorn PLC....................         33,228
   27,559    Unilever PLC.................        616,521
   14,506    United Biscuits (Holdings)
               PLC........................         51,373
                                             ------------
                                                1,343,039
                                             ------------
Forest Products (0.1%):
   25,554    Arjo Wiggins Appleton PLC....         66,954
   16,437    Rexam PLC....................         86,396
                                             ------------
                                                  153,350
                                             ------------
Health Care (1.7%):
  105,147    Glaxo Wellcome PLC...........      1,684,141
   80,517    SmithKline Beecham PLC.......      1,151,581
                                             ------------
                                                2,835,722
                                             ------------
Industrial Goods & Services (0.0%):
    9,462    BICC Group...................         43,366
                                             ------------
Insurance -- Property, Casualty, Health & Other (1.0%):
   13,007    Commercial Union PLC.........        145,385
   33,707    Guardian Royal Exchange
               PLC........................        149,623
   57,207    Legal & General Group PLC....        355,697
   48,556    Prudential Corp. PLC.........        419,791
   56,400    Royal & Sun Alliance
               Insurance Group PLC........        431,570
   53,200    Sedgwick Group PLC (b).......        111,255
                                             ------------
                                                1,613,321
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
Leisure (0.2%):
   32,446    Ladbroke Group PLC...........   $    119,068
   20,954    Rank Organisation PLC........        147,411
                                             ------------
                                                  266,479
                                             ------------
Machine Tools (0.1%):
    9,762    Chubb Security PLC...........         50,060
   10,467    Smiths Industries PLC........        130,916
                                             ------------
                                                  180,976
                                             ------------
Manufacturing (0.1%):
   11,909    IMI PLC......................         76,528
   10,129    Tate & Lyle PLC..............         71,339
   10,376    T I Group PLC................         92,782
                                             ------------
                                                  240,649
                                             ------------
Materials (0.0%):
   17,327    Caradon PLC..................         73,304
                                             ------------
Merchandising (1.4%):
   27,300    Boots Co. PLC................        289,833
   27,420    Great Universal Stores PLC...        284,955
   24,251    Kingfisher PLC...............        262,903
   72,408    Marks & Spencer PLC..........        574,948
   39,566    Safeway PLC..................        242,840
   61,940    Sainsbury PLC................        320,110
   63,876    Sears PLC....................         87,519
   59,317    Tesco PLC....................        339,824
                                             ------------
                                                2,402,932
                                             ------------
Metals -- Non Ferrous (0.3%):
   14,497    Johnson Matthey PLC..........        132,071
   26,357    RTZ Corp. PLC................        384,358
                                             ------------
                                                  516,429
                                             ------------
Metals -- Steel (0.1%):
   84,908    British Steel PLC............        203,418
                                             ------------
Mining (0.0%):
   16,157    English China Clays PLC......         51,783
                                             ------------
Multi-Industry (0.8%):
  132,810    BTR PLC......................        550,161
   55,256    Grand Metropolitan PLC.......        411,305
  125,466    Hanson PLC...................        185,477
   17,459    Pearson PLC..................        212,494
                                             ------------
                                                1,359,437
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
Oil & Gas Exploration, Production, & Services (0.1%):
    6,361    Burmah Castrol PLC...........   $    104,891
                                             ------------
Publishing & Broadcasting (0.8%):
   84,749    British Sky Broadcasting
               Group PLC..................        813,505
   23,200    Carlton Communications PLC...        207,639
    6,221    De La Rue PLC................         57,821
   12,530    Reed International PLC.......        218,162
                                             ------------
                                                1,297,127
                                             ------------
Real Estate (0.4%):
    9,843    Hammerson PLC................         66,091
   19,687    Land Securities PLC..........        240,715
   25,676    MEPC PLC.....................        186,185
   26,150    Slough Estates PLC...........        117,126
                                             ------------
                                                  610,117
                                             ------------
Retail (0.1%):
    9,590    Argos PLC....................        100,814
   11,029    Next PLC.....................        101,095
                                             ------------
                                                  201,909
                                             ------------
Telecommunications (1.3%):
  185,800    British Telecom PLC..........      1,272,860
   72,907    Cable & Wireless PLC.........        544,445
   87,637    Vodafone Group PLC...........        379,184
                                             ------------
                                                2,196,489
                                             ------------
Textile Manufacturing (0.0%):
   22,869    Coats Viyella PLC............         49,291
                                             ------------
Transportation -- Airlines (0.2%):
   22,817    British Airways PLC..........        217,009
                                             ------------
Transportation -- Shipping (0.2%):
   19,221    Peninsular & Oriental Steam
               Navigation Co..............        200,827
                                             ------------
Utilities (0.9%):
    6,437    Anglian Water PLC............         65,348
  144,404    British Gas PLC..............        519,510
    8,658    East Midlands Electricity
               PLC........................         92,959
   13,321    London Electricity PLC.......        148,681
   35,523    National Grid Group PLC......        118,690
   38,056    National Power PLC...........        304,314
    2,835    Northern Electric PLC,
               Preferred..................          4,748
   35,765    Scottish Power PLC...........        214,639
    5,910    Southern Electric PLC........         75,813
                                             ------------
                                                1,544,702
                                             ------------
    Total Britain                              31,468,531
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
DENMARK (1.0%):
Banking (0.2%):
    1,599    Den Danske Bank..............   $    132,375
    3,248    Unidanmark...................        176,833
                                             ------------
                                                  309,208
                                             ------------
Beverages (0.1%):
      862    Carlsberg, Class A...........         53,832
      736    Carlsberg, Class B (b).......         45,963
                                             ------------
                                                   99,795
                                             ------------
Commercial Services (0.0%):
    1,240    ISS International Service
               System, Class B............         29,982
                                             ------------
Engineering (0.0%):
      321    FLS Industries, Class B......         43,220
                                             ------------
Food & Household (0.1%):
    1,829    Danisco......................        105,435
                                             ------------
Health Care (0.2%):
    3,524    Novo Nordisk, Class B........        327,289
                                             ------------
Medical Services (0.0%):
      417    Radiometer...................         24,731
                                             ------------
Multi-Industry (0.1%):
    1,170    Sophus Berendensen, Class
               B..........................        157,374
                                             ------------
Telecommunications (0.1%):
    4,116    Tele Danmark, Class B........        246,499
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Denmark, Continued:
Transportation -- Shipping (0.2%):
        4    D/S, Class B.................   $    165,253
        5    D/S 1912, Class B............        147,318
                                             ------------
                                                  312,571
                                             ------------
  Total Denmark                                 1,656,104
                                             ------------
FINLAND (0.7%):
Banking (0.1%):
   28,033    Merita, Ltd., Class A........         94,734
                                             ------------
Electrical & Electronic (0.4%):
    6,100    Oy Nokia AB, Class A.........        404,788
    3,400    Oy Nokia AB, Class K.........        227,709
                                             ------------
                                                  632,497
                                             ------------
Forest Products (0.1%):
    8,340    UPM-Kymmene Corp.............        162,613
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.0%):
      500    Sampo Insurance Co. Ltd.,
               Class A....................         45,058
                                             ------------
Machine Tools (0.0%):
      200    Kone Corp., Class B..........         22,939
                                             ------------
Metals -- Non Ferrous (0.0%):
    3,500    Outokumpu OY, Class A........         56,343
                                             ------------
Multi-Industry (0.0%):
    1,300    Metra Oy, Class A............         72,954
                                             ------------
Retail (0.0%):
      400    Stockmann AB, Class A........         24,577
                                             ------------
Wholesale (0.1%):
    7,000    Kesko........................         93,906
                                             ------------
    Total Finland                               1,205,621
                                             ------------
FRANCE (7.1%):
Aerospace/Defense (0.1%):
    3,217    Thomson CSF..................         95,677
      150    Sagem........................         86,835
                                             ------------
                                                  182,512
                                             ------------
Automobiles (0.1%):
    1,250    PSA Peugeot..................        134,096
                                             ------------
Automotive Parts (0.1%):
    1,768    Valeo........................        116,422
                                             ------------
Banking (0.5%):
    4,232    Banque Nationale de Paris....        169,579
    4,502    Compagnie de Suez............        213,790
    4,402    Compagnie Financiere de
               Paribas....................        301,258
    2,057    Societe Generale.............        236,671
                                             ------------
                                                  921,298
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
France, Continued:
Beverages (0.5%):
    2,600    LVMH (Louis Vuitton Moet
               Hennessy)..................   $    658,497
    3,048    Pernod Ricard................        170,328
                                             ------------
                                                  828,825
                                             ------------
Building Materials (0.1%):
    2,963    Lafarge......................        178,871
                                             ------------
Business & Public Services (0.4%):
    4,019    Compagnie Generale des
               Eaux.......................        514,759
    2,380    Havas........................        174,590
                                             ------------
                                                  689,349
                                             ------------
Chemicals (0.4%):
    2,570    L'Air Liquide................        417,505
    8,872    Rhone-Poulenc................        295,641
                                             ------------
                                                  713,146
                                             ------------
Commercial Services (0.1%):
      200    Sodexho......................         97,508
                                             ------------
Construction & Housing (0.0%):
      724    Bouygues.....................         71,120
                                             ------------
Diversified (0.1%):
    5,501    Lagardere SCA................        156,440
                                             ------------
Electrical & Electronic (0.4%):
    4,620    Alcatel Alsthom..............        458,010
      872    Legrand......................        146,708
                                             ------------
                                                  604,718
                                             ------------
Energy (0.9%):
    8,400    Elf Aquitaine................        816,030
    7,261    Total, Class B...............        625,253
                                             ------------
                                                1,441,283
                                             ------------
Financial Services (0.1%):
      766    Compagnie Bancaire...........         92,290
      100    Societe Eurafrance...........         42,477
                                             ------------
                                                  134,767
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
France, Continued:
Food & Household (0.3%):
      650    Eridania Beghin-Say (b)......   $     99,715
     2990    Groupe Danone................        462,477
                                             ------------
                                                  562,192
                                             ------------
Furniture (0.0%):
    1,050    Moulinex (b).................         26,137
                                             ------------
Health Care (0.7%):
    2,125    L'OREAL......................        753,088
    4,369    Sanofi.......................        438,660
                                             ------------
                                                1,191,748
                                             ------------
Industrial Goods & Services (0.1%):
    3,238    Michelin.....................        185,749
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.1%):
     7902    Compagnie....................        207,423
                                             ------------
Leisure (0.2%):
    2,076    Accor........................        278,290
                                             ------------
Machine Tools (0.1%):
    3,463    Schneider....................        174,725
      800    Sidel........................         57,441
                                             ------------
                                                  232,166
                                             ------------
Manufacturing (0.1%):
      250    Groupe St. Louis.............         62,186
      750    Societe BIC..................        119,669
                                             ------------
                                                  181,855
                                             ------------
Materials (0.2%):
    2,373    Compagnie de St. Gobain
               (b)........................        365,325
                                             ------------
Merchandising (0.7%):
    1,100    Carrefour....................        660,668
      650    Pinault-Printemps-Redoute....        277,392
      659    Promodes.....................        181,806
                                             ------------
                                                1,119,866
                                             ------------
Metals -- Steel (0.1%):
    9,450    Usinor Sacilor...............        134,371
                                             ------------
Multi-Industry (0.3%):
    5,852    AXA..........................        386,411
    1,230    Lyonnaise des Eaux...........        125,053
                                             ------------
                                                  511,464
                                             ------------
Publishing & Broadcasting (0.1%):
      761    Canal Plus...................        162,725
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
France, Continued:
Real Estate (0.2%):
    2,550    SEFIMEG......................   $    179,911
      841    Simco........................         81,244
      250    Unibail......................         23,066
                                             ------------
                                                  284,221
                                             ------------
Retail (0.1%):
      150    Comptoirs Modernes...........         78,151
    1,550    Establissements Economoiques
               du Casino
               Guichard-Perrachon.........         66,456
                                             ------------
                                                  144,607
                                             ------------
Textiles (0.0%):
      200    Chargeurs International......         10,919
      200    Pathe (b)....................         50,835
                                             ------------
                                                   61,754
                                             ------------
    Total France                               11,920,248
                                             ------------
GERMANY (8.2%):
Automobiles (0.8%):
   13,120    Daimler-Benz (b).............        918,894
      750    Volkswagen...................        351,486
      150    Volkswagen, Preferred........         54,497
                                             ------------
                                                1,324,877
                                             ------------
Banking (0.9%):
    6,550    Bayer Hypotheken-und Weschel-
               Bank.......................        207,176
    7,250    Bayerische Vereinsbank.......        272,258
   14,150    Deutsche Bank................        705,387
   13,450    Dresdner Bank................        428,297
                                             ------------
                                                1,613,118
                                             ------------
Beverages (0.0%):
      150    Brau Und Brunnen (b).........         11,083
                                             ------------
Building Materials (0.2%):
    1,200    Bilfinger & Berger Bau.......         43,818
    3,050    Heidelberg Zement............        250,490
                                             ------------
                                                  294,308
                                             ------------
Business & Public Services (0.3%):
    1,720    SAP..........................        251,012
    1,210    SAP, Preferred Shares........        180,869
                                             ------------
                                                  431,881
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Germany, Continued:
Chemicals (0.8%):
   15,000    BASF.........................   $    542,227
   20,150    Bayer........................        761,612
                                             ------------
                                                1,303,839
                                             ------------
Construction & Housing (0.1%):
      880    AGIV, fuer Industrie und
               Verkehrswesen..............         14,669
    3,500    Hochtief.....................        141,693
                                             ------------
                                                  156,362
                                             ------------
Diversified (0.0%):
    3,400    Kloeckner-Humboldt-Deutz
               (b)........................         17,958
                                             ------------
Electrical & Electronic (0.5%):
   16,870    Siemens......................        827,383
                                             ------------
Engineering (0.0%):
      100    Strabag (b)..................          6,527
                                             ------------
Forest Products (0.0%):
      200    PWA-Papierwerke Waldhof-
               Aschaffenburg..............         27,172
                                             ------------
Health Care (0.3%):
    3,600    Beiersdorf...................        182,012
    3,100    Schering.....................        262,736
                                             ------------
                                                  444,748
                                             ------------
Insurance -- Property, Casualty, Health & Other (1.1%):
      600    Allianz Holding..............      1,108,268
      100    AMV Aachener und Muenchener
               Bete.......................         58,314
      200    AMB Aachener & Muenchener
               Beiteiligungs (b)..........        137,755
    1,750    CKAG Colonia Konzern.........        152,807
      200    Muenchener Ruckversicherungs-
               Gesellschaft...............        460,404
                                             ------------
                                                1,917,548
                                             ------------
Machine Tools (0.4%):
      250    Linde........................        156,318
      400    MAN..........................        101,729
    1,100    Mannesmann...................        427,523
                                             ------------
                                                  685,570
                                             ------------
Materials (0.1%):
      300    Degussa......................        127,588
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Germany, Continued:
Merchandising (0.3%):
      850    Karstadt.....................   $    260,031
    2,660    Metro (b)....................        205,466
                                             ------------
                                                  465,497
                                             ------------
Metals -- Steel (0.1%):
    1,000    Thyssen......................        191,123
                                             ------------
Multi-Industry (0.3%):
      450    Preussag.....................        107,300
      950    Viag.........................        391,267
                                             ------------
                                                  498,567
                                             ------------
Pharmaceuticals (0.1%):
    4,900    Merck KGaA...................        186,104
                                             ------------
Rubber & Rubber Products (0.1%):
    4,400    Continental..................         84,497
                                             ------------
Shoes & Leather (0.1%):
    1,900    Adidas.......................        179,246
                                             ------------
Telecommunications (0.5%):
   48,750    Deutsche Telekom.............        907,314
                                             ------------
Transportation -- Airlines (0.2%):
   19,700    Lufthansa....................        264,641
                                             ------------
Utilities -- Electric & Gas (1.0%):
   14,880    RWE..........................        629,657
   10,800    RWE, Preferred Shares........        371,938
   13,032    VEBA.........................        720,954
                                             ------------
                                                1,722,549
                                             ------------
    Total Germany                              13,689,500
                                             ------------
HOLLAND (4.7%):
Banking (0.5%):
   12,469    ABN Amro Holding.............        821,347
                                             ------------
Beverages (0.2%):
    1,883    Heineken.....................        297,029
                                             ------------
Chemicals (0.2%):
    2,240    Akzo Nobel...................        314,963
                                             ------------
Computer Software (0.0%):
    2,024    Getronics....................         57,909
                                             ------------
Energy (1.6%):
   15,423    Royal Dutch Petroleum Co.....      2,701,317
                                             ------------
Financial Services (0.6%):
   26,717    ING Groep (b)................      1,007,098
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Holland, Continued:
Food & Household (1.0%):
    4,473    Koninklijke Ahold............   $    276,150
    1,919    NV Konklijke KNP BT..........         42,274
   12,724    Philips Electronics..........        512,160
    4,565    Unilever.....................        756,348
                                             ------------
                                                1,586,932
                                             ------------
Metals -- Steel (0.0%):
      754    Koninklijke Hoogovens........         31,047
                                             ------------
Publishing & Broadcasting (0.3%):
   17,660    Elsevier.....................        271,849
    2,437    Wolters Kluwer...............        300,907
                                             ------------
                                                  572,756
                                             ------------
Telecommunications (0.3%):
   11,534    Royal PTT Nederland..........        419,090
                                             ------------
Transportation -- Airlines (0.0%):
    2,680    KLM Royal Dutch Air Lines
               (b)........................         80,177
                                             ------------
Transportation -- Misc. (0.0%):
      749    Koninklijke Pakhoed..........         24,241
                                             ------------
    Total Holland                               7,913,906
                                             ------------
HONG KONG (3.7%):
Banking (0.5%):
   47,063    Bank of East Asia............        211,962
   55,800    Hang Seng Bank...............        657,083
                                             ------------
                                                  869,045
                                             ------------
Business & Public Services (0.1%):
   59,000    Wharf Holdings, Ltd..........        266,485
                                             ------------
Hotels & Motels (0.0%):
   19,000    Miramar Hotel & Investment,
               Ltd........................         36,656
                                             ------------
Financial Services (0.1%):
  101,578    Chinese Estates Holdings.....        112,733
   15,820    Evergo China Holdings Ltd....          2,327
   53,000    Peregrine Investment
               Holdings...................         94,386
                                             ------------
                                                  209,446
                                             ------------
Multi-Industry (0.8%):
   51,000    Hong Kong & Shanghai Hotels,
               Ltd........................         93,786
  103,000    Hutchison Whampoa, Ltd.......        777,583
   43,500    Swire Pacific, Ltd., Class
               A..........................        399,970
                                             ------------
                                                1,271,339
                                             ------------
Publishing & Broadcasting (0.1%):
   80,000    South China Morning Post
               Holdings, Ltd..............         64,008
   10,000    Television Broadcasts,
               Ltd........................         44,135
                                             ------------
                                                  108,143
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Hong Kong, Continued:
Real Estate (1.3%):
   82,000    Cheung Kong Holdings, Ltd....   $    764,549
   46,000    Hang Lung Development........         94,386
  131,139    Hopewell Holdings............         79,117
   25,000    Hysan Development Co.,
               Ltd........................         90,979
   46,134    New World Development Co.,
               Ltd........................        284,579
   38,000    Shangri-La Asia, Ltd.........         56,394
   69,000    Sun Hung Kai Properties,
               Ltd........................        779,131
                                             ------------
                                                2,149,135
                                             ------------
Telecommunications (0.4%):
  346,569    Hong Kong Telecommunications,
               Ltd........................        599,305
                                             ------------
Transportation -- Airlines (0.1%):
  120,000    Cathay Pacific Airways.......        185,830
                                             ------------
Transportation -- Marine (0.0%):
   72,000    Shun Tak Holdings, Ltd.......         49,245
                                             ------------
Utilities -- Electric & Gas (0.3%):
   75,000    China Light & Power Co.,
               Ltd........................        351,335
   89,200    Hong Kong & China Gas Co.,
               Ltd........................        168,063
                                             ------------
                                                  519,398
                                             ------------
    Total Hong Kong                             6,264,027
                                             ------------
IRELAND (0.3%):
Banking (0.1%):
   23,366    Allied Irish Banks...........        160,167
                                             ------------
Building Materials (0.1%):
    9,978    CRH PLC......................        101,563
                                             ------------
Food & Household (0.1%):
   10,434    Greencore Group PLC..........         61,731
    4,102    Kerry Group PLC..............         42,405
   35,332    Waterford Wedgewood PLC......         44,111
                                             ------------
                                                  148,247
                                             ------------
Forest Products (0.0%):
   29,117    Jefferson Smurfit Group
               PLC........................         78,261
                                             ------------
Insurance -- Life (0.0%):
    8,059    Irish Life PLC...............         34,734
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Ireland, Continued:
Publishing -- Newspaper (0.0%):
    9,128    Independent Newspapers PLC...   $     48,197
                                             ------------
    Total Ireland.........................        571,169
                                             ------------
ITALY (3.4%):
Automobiles (0.2%):
   82,000    Fiat.........................        262,880
   24,000    Fiat, di Risp................         43,465
   29,000    Fiat, Privileged.............         52,431
                                             ------------
                                                  358,776
                                             ------------
Banking (0.3%):
   56,000    Banca Commerciale Italiana...        113,597
   57,500    Credito Italiano.............         78,415
   37,100    Istituto Bancario San Paolo
               di Torina..................        255,853
    8,000    Mediobanca...................         54,673
                                             ------------
                                                  502,538
                                             ------------
Building Materials (0.1%):
   38,982    Italcementi..................        242,070
                                             ------------
Computer Software (0.0%):
   82,500    Olivetti & Co. (b)...........         32,240
                                             ------------
Construction & Housing (0.0%):
    3,500    Sirti........................         24,876
                                             ------------
Diversified (0.0%):
   23,400    Parmalat Finanziaria.........         39,471
                                             ------------
Energy (0.1%):
   16,000    Edison.......................        100,748
                                             ------------
Financial Services (0.1%):
   12,000    Banco Ambrosiano Veneto......         33,550
   16,084    Istituto Mobiliare
               Italiano...................        156,887
                                             ------------
                                                  190,437
                                             ------------
Forest Products (0.0%):
    4,000    Burgo (Cartiere).............         18,838
                                             ------------
Industrial Goods & Services (0.1%):
   50,000    Pirelli......................        111,522
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.6%):
   28,775    Assicurazioni Generali.......        594,431
  123,794    Instituto Nazionale Delle
               Assicurazioni..............        171,129
    9,075    Riunione Adriatici de
               Sicurta....................         87,590
    7,075    Riunione Adriatici de
               Sicurta, di Risp...........         39,561
    5,000    Societa Assicuratrice
               Industriale................         47,373
                                             ------------
                                                  940,084
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Italy, Continued:
Multi-Industry (0.1%):
   92,500    Montedison (b)...............   $     75,055
   20,000    Snia BPD.....................         22,988
                                             ------------
                                                   98,043
                                             ------------
Oil & Gas Exploration, Production, & Services (0.8%):
  226,926    Ente Nazionale Idrocarburi...      1,267,471
                                             ------------
Publishing & Broadcasting (0.1%):
   29,384    Mediaset.....................        134,181
   12,499    Mondadori (Arnoldo)
               Editore....................        107,475
                                             ------------
                                                  241,656
                                             ------------
Telecommunications (0.9%):
  209,700    Telecom Italia...............        606,474
   45,000    Telecom Italia, di Risp......        104,004
  219,437    Telecom Italia Mobile........        653,040
   60,025    Telecom Italia Mobile, di
               Risp.......................        102,369
                                             ------------
                                                1,465,887
                                             ------------
Textiles (0.0%):
    3,500    Benetton Group...............         46,752
                                             ------------
Utilities -- Electric & Gas (0.0%):
   19,000    Italgas......................         79,444
                                             ------------
    Total Italy                                 5,760,853
                                             ------------
JAPAN (29.0%):
Automobiles (2.5%):
   29,000    Honda Motor Co...............        776,359
   85,000    Nissan Motor Co., Ltd........        525,123
  115,000    Toyota Motor Corp............      2,964,990
                                             ------------
                                                4,266,472
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Banking (4.6%):
   66,000    Asahi Bank, Ltd..............   $    451,235
   18,000    Ashikaga Bank................         69,687
  151,000    Bank of Tokyo Mitsubishi.....      2,214,002
   32,000    Bank of Yokohama.............        167,380
   22,000    Chiba Bank...................        130,659
   86,000    Fuji Bank, Ltd...............        899,670
   13,000    Gunma Bank...................        104,407
   18,000    Hokuriku Bank................         65,091
   81,000    Industrial Bank of Japan.....      1,020,840
   29,000    Joyo Bank....................        152,644
  117,000    Sakura Bank, Ltd.............        664,991
   34,000    Shizuoka Bank................        313,674
   98,000    Sumitomo Bank................      1,057,495
   58,000    Tokai Bank...................        449,094
                                             ------------
                                                7,760,869
                                             ------------
Beverages (0.3%):
    9,000    Asahi Breweries, Ltd.........         84,514
   27,000    Kirin Brewery Co., Ltd.......        235,749
   12,000    Sapporo Breweries............         90,445
    5,000    Takara Shuzo Co., Ltd........         30,684
                                             ------------
                                                  441,392
                                             ------------
Building Materials (0.5%):
   44,000    Chichibu Onoda Cement
               Corp.......................        170,708
   10,000    Nihon Cement Co., Ltd........         49,918
    9,000    Sanwa Shutter Corp...........         64,053
   12,000    Tostem Corp..................        281,713
   12,000    Toto, Ltd....................        122,570
    6,000    Toyo Seikan Kaisha, Ltd......        155,189
                                             ------------
                                                  844,151
                                             ------------
Business & Public Services (0.5%):
   26,000    Dai Nippon Printing Co.,
               Ltd........................        421,911
    7,000    Dai Nippon Screen............         58,237
   29,000    Toppan Printing Co., Ltd.....        343,987
                                             ------------
                                                  824,135
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Chemicals (1.3%):
   51,000    Asahi Chemical Industry......   $    263,822
   21,000    Dai Nippon Ink & Chemical,
               Inc........................         67,463
    6,000    Daicel Chemical Industries...         26,590
   33,000    Denki Kagaku Kogyo...........         75,297
   13,000    Kaneka Corp..................         57,932
   91,000    Mitsubishi Chemical Corp.....        252,611
   25,000    Mitsui Toatsu Chemical.......         67,751
   11,000    Nippon Shokubai Co...........         64,695
   13,000    Sekisui Chemical.............        122,076
    8,000    Shin-Etsu Chemical...........        146,293
   37,000    Showa Denko K. K. (b)........         72,232
   65,000    Sumitomo Chemical Co.,
               Ltd........................        230,231
   90,000    Toray Industries, Inc........        511,532
   35,000    Tosoh Corp. (b)..............        105,231
   39,000    Ube Industries, Ltd..........        102,158
                                             ------------
                                                2,165,914
                                             ------------
Construction & Housing (0.7%):
   22,000    Aoki Corp....................         38,237
   19,000    Daiwa House Industry.........        222,240
   40,000    Fujita Corp..................         71,829
   52,000    Haseko Corp. (b).............        109,654
   25,000    Kajima Corp..................        154,448
    4,000    Misawa Homes.................         25,898
   15,000    Obayashi Corp................         84,638
   21,000    Penta-Ocean Construction.....         84,761
   17,000    Sekisui House, Ltd...........        151,236
   19,000    Shimizu Corp.................        120,667
   26,000    Taisei Corp..................        117,364
                                             ------------
                                                1,180,972
                                             ------------
Data Processing (0.3%):
   53,000    Fujitsu, Ltd.................        532,619
                                             ------------
Diversified (0.5%):
    4,000    Ebara Corp...................         48,764
    7,000    Kurita Water.................        141,268
   10,000    Makita Corp..................        133,443
   24,000    Mitsubishi Materials.........         88,171
   19,000    NSK, Ltd.....................        106,268
   12,000    Shimano, Inc.................        196,705
    6,000    Toyoda Automatic Loom
               Works......................        102,306
                                             ------------
                                                  816,925
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Electrical & Electronic (1.0%):
   96,000    Hitachi, Ltd.................   $    861,944
   73,000    Mitsubishi Electric Corp.....        415,510
   40,000    NEC Corp.....................        467,875
                                             ------------
                                                1,745,329
                                             ------------
Electronic Components (1.2%):
    4,200    Advantest Corp...............        225,222
    3,000    Alps Electric Co., Ltd.......         33,114
    5,500    Fanuc........................        153,583
    5,000    Kyocera......................        293,245
    7,000    Myrata Manufacturing.........        216,804
    3,000    Nitto Denko Co...............         41,516
    6,000    Omron Corp...................         97,364
    5,000    Pioneeer Electronic Corp.....         84,020
    6,000    Rohm Co., Ltd................        392,916
    3,000    Secom Co., Ltd...............        161,862
    3,000    Tokyo Electron, Ltd..........        107,990
    2,000    Uniden Corp..................         23,888
   24,000    Yokogawa Electric............        180,099
                                             ------------
                                                2,011,623
                                             ------------
Energy (0.2%):
   39,000    Japan Energy Corp............         94,769
   17,000    Mitsubishi Oil Co., Ltd......         84,020
   48,000    Nippon Oil Co., Ltd..........        213,509
                                             ------------
                                                  392,298
                                             ------------
Engineering (0.3%):
    7,500    Daito Trust Construction
               Co.........................         72,282
    5,000    Kandenko Co..................         42,422
    8,000    Kinden Corp..................        100,165
   46,000    Kumagi Gumi Co., Ltd. (b)....         90,560
   15,000    Sumitomo Forestry Co.,
               Ltd........................        142,092
    9,000    Toa Corp.....................         42,850
                                             ------------
                                                  490,371
                                             ------------
Entertainment (0.1%):
    3,400    Sega Enterprise, Ltd.........         93,822
      700    Toho Co., Ltd................         92,257
    7,000    Tokyo Dome Corp..............         97,446
                                             ------------
                                                  283,525
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Financial Services (1.4%):
   13,000    77 Bank......................   $    102,801
   34,000    Daiwa Securities Co., Ltd....        263,542
    4,000    Jaccs........................         24,712
   32,000    Mitsubishi Trust & Banking...        329,489
   34,000    Mitsui Trust & Banking.......        217,051
   58,000    Nomura Securities Co.,
               Ltd........................        740,527
    2,000    Orix Corp....................         85,008
    4,000    Yamaguchibank................         56,013
   70,000    Yamaichi Securities..........        254,283
    5,000    Yamazaki Banking Co..........         70,840
   50,000    Yasuda Trust & Banking.......        153,212
                                             ------------
                                                2,297,478
                                             ------------
Food & Household (0.4%):
   19,000    Ajinomoto....................        170,593
   35,000    Kao Corp.....................        369,028
   15,000    Meiji Seika..................         75,371
   11,000    Nichirei Corp................         49,654
                                             ------------
                                                  664,646
                                             ------------
Food Processing & Packaging (0.1%):
    2,000    House Foods Corp.............         27,018
   10,000    Meiji Milk Products..........         43,987
    3,000    Nissin Food Products.........         55,107
                                             ------------
                                                  126,112
                                             ------------
Forest Products (0.2%):
   30,000    New Oji Paper Co., Ltd.......        158,896
   43,000    Nippon Paper Industries
               Co.........................        192,331
                                             ------------
                                                  351,227
                                             ------------
Health Care (1.0%):
   13,000    Chugai Pharmaceutical........        100,552
    9,000    Kyowa Hakko Kogyo............         62,941
   14,000    Sankyo Co., Ltd..............        364,415
   23,000    Shiseido Co., Ltd............        267,133
   11,000    Taisho Pharmaceutical........        250,082
   27,000    Takeda Chemical Industries...        531,548
    7,000    Yamanouchi Pharmaceutical....        130,890
                                             ------------
                                                1,707,561
                                             ------------
Hotels & Motels (0.0%):
    4,000    Fujita Kanko, Inc............         55,025
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Household Goods (1.3%):
   56,000    Matsushita Electric
               Industrial Co..............   $    844,151
   55,000    Sanyo Electric Co., Ltd......        231,054
   37,000    Sharp Corp...................        505,931
    8,500    Sony Corp....................        572,734
                                             ------------
                                                2,153,870
                                             ------------
Industrial Goods & Services (0.9%):
   25,000    Bridgestone Corp.............        428,336
    8,000    N G K Insulators, Ltd........         69,852
    6,000    N G K Sparkplug Co., Ltd.....         64,250
   26,000    Nippondenso Co., Ltd.........        531,136
   29,000    Sumitomo Electric
               Industries.................        389,374
                                             ------------
                                                1,482,948
                                             ------------
Insurance -- Fire & Marine (0.5%):
   22,000    Mitsui Marine & Fire
               Insurance..................        117,974
    9,000    Nichido Fire & Marine........         50,264
   23,000    Nippon Fire & Marine
               Insurance..................         85,066
   24,000    Sumitomo Marine & Fire.......        137,397
   46,000    Tokio Marine & Fire
               Insurance..................        416,804
                                             ------------
                                                  807,505
                                             ------------
Leisure (0.1%):
   16,000    Konica Corp..................         91,334
                                             ------------
Machine Tools (0.9%):
   10,000    Amada Co., Ltd...............         66,722
    9,000    Daikin Industries, Ltd.......         70,428
   36,000    Komatsu, Ltd.................        253,542
   62,000    Kubota Corp..................        288,550
  104,000    Mitsubishi Heavy Industries,
               Ltd........................        747,874
   44,000    Mitsui Engineer & Shipbuild
               (b)........................         83,723
    6,000    Mori Seiki Co., Ltd..........         78,089
                                             ------------
                                                1,588,928
                                             ------------
Materials (0.2%):
   26,000    Asahi Glass Co., Ltd.........        231,301
   22,000    Nippon Sheet Glass...........         73,394
                                             ------------
                                                  304,695
                                             ------------
Merchandising (0.9%):
   16,000    Daiei, Inc...................        109,127
   13,000    Ito-Yokado Co., Ltd..........        601,812
    9,000    Jusco........................        251,318
   10,000    Marui Co., Ltd...............        141,680
   27,000    Mitsukoshi, Ltd..............        158,352
   19,000    Takashimaya Co...............        181,549
                                             ------------
                                                1,443,838
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Metals-Non Ferrous (0.3%):
   43,000    Furukawa Electric............   $    182,768
   35,000    Nippon Light Metal Co........        129,448
   25,000    NTN Corp.....................        126,441
   14,000    Sumitomo Metal Mining Co.....         86,606
                                             ------------
                                                  525,263
                                             ------------
Metals-Steel (0.9%):
   24,000    Daido Steel Co., Ltd.........         79,275
   78,000    Kawasaki Steel...............        191,466
  255,000    Nippon Steel Co..............        630,148
  149,000    NKK Corp. (b)................        301,927
  130,000    Sumitomo Metal Industries....        282,702
                                             ------------
                                                1,485,518
                                             ------------
Oil & Gas Exploration, Production, & Services (0.1%):
   28,000    Cosmo Oil Co., Ltd...........        114,399
                                             ------------
Pharmaceuticals (0.3%):
   13,000    Daiichi Pharmaceutical.......        204,530
   15,000    Eisai Co., Ltd...............        289,127
                                             ------------
                                                  493,657
                                             ------------
Publishing & Broadcasting (0.1%):
   17,000    Tokyo Broadcasting...........        232,455
                                             ------------
Real Estate (0.3%):
   32,000    Mitsubishi Estate Co.,
               Ltd........................        355,848
   20,000    Mitsui Fudosan...............        205,931
                                             ------------
                                                  561,779
                                             ------------
Recreation (0.8%):
   24,000    Canon, Inc...................        508,072
   41,000    Citizen Watch Co., Ltd.......        303,278
   16,000    Fuji Photo Film..............        485,008
   13,000    Olympus Optical Co., Ltd.....        108,155
                                             ------------
                                                1,404,513
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Retail (0.4%):
    5,000    Aoyama Trading Co., Ltd......   $    129,324
   10,900    Credit Saison................        231,647
    3,000    Hankyu Department Stores.....         26,442
    6,000    Istetan......................         62,273
    8,000    Mycal Corp...................        106,754
    4,000    Seiyu, Ltd...................         36,573
                                             ------------
                                                  593,013
                                             ------------
Retail -- Specialty Stores (0.1%):
    3,000    Hoya Corp....................        119,852
                                             ------------
Rubber & Rubber Products (0.1%):
   31,000    Okamoto Industries, Inc......        129,720
                                             ------------
Textiles (0.1%):
   26,000    Teijin, Ltd..................         95,947
   31,000    Toyobo, Ltd..................         80,692
                                             ------------
                                                  176,639
                                             ------------
Transportation -- Airlines (0.1%):
   52,000    Japan Airlines (b)...........        216,738
                                             ------------
Transportation -- Rail (1.3%):
      161    East Japan Railway (b).......        671,054
   27,000    Hankyu Corp. (b).............        125,214
   33,000    Kinki Nippon Railway.........        199,794
   18,000    Nagoya Railroad Co., Ltd.....         64,646
   35,000    Nankai Electric Railway......        167,216
   53,000    Nippon Express Co., Ltd......        315,206
   27,000    Odakyu Electric Railway......        142,117
   33,000    Tobu Railway Co., Ltd........        145,156
   33,000    Tokyu Corp...................        151,408
   16,000    Yamato Transport Co., Ltd....        147,611
                                             ------------
                                                2,129,422
                                             ------------
Transportation -- Shipping (0.2%):
   71,000    Kawasaki Kisen (b)...........        146,211
   31,000    Mitsui O.S.K. Lines, Ltd.
               (b)........................         65,115
   22,000    Nippon Yusen Kabushiki
               Kaish......................         86,079
                                             ------------
                                                  297,405
                                             ------------
Utilities -- Electric & Gas (1.1%):
   20,900    Kansai Electric Power........        387,356
   82,000    Osaka Gas Co.................        206,013
   15,600    Tohoku Electric Power........        268,567
   31,700    Tokyo Electric Power.........        611,021
  143,000    Tokyo Gas Co., Ltd...........        360,445
                                             ------------
                                                1,833,402
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Wholesale (0.9%):
   63,000    Itochu Corp..................   $    295,280
   65,000    Marubeni Corp................        257,001
   37,000    Mitsubishi Corp..............        341,351
   36,000    Mitsui & Co..................        264,514
   17,000    Nagase & Co. Ltd.............        117,628
   29,000    Sumitomo Corp................        213,797
                                             ------------
                                                1,489,571
                                             ------------
    Total Japan                                48,635,108
                                             ------------
MALAYSIA (2.7%):
Agriculture & Livestock (0.1%):
   67,000    Highlands & Lowlands
               Berhad.....................        117,539
                                             ------------
Automobiles (0.2%):
   11,000    Edaran Otomobile Nasional....        108,880
   25,000    Perusahaan Otomobil Nasional
               Berhad.....................        159,940
                                             ------------
                                                  268,820
                                             ------------
Banking (0.4%):
   62,000    DCB Holdings Berhad..........        234,498
   35,000    Malayan Banking Berhad.......        387,277
                                             ------------
                                                  621,775
                                             ------------
Building Materials (0.1%):
   16,000    Hume Industries Berhad.......        101,074
   58,000    Pan Malaysia-Cement Works
               Berhad.....................         64,177
                                             ------------
                                                  165,251
                                             ------------
Construction & Housing (0.0%):
   95,000    Amsteel Corp. Berhad.........         78,361
                                             ------------
Engineering (0.1%):
   23,500    YTL Corp. Berhad.............        124,814
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Malaysia, Continued:
Financial Services (0.3%):
   38,000    AMMB Holdings Berhad.........   $    336,377
   74,333    Public Bank Berhad...........        164,500
   30,000    Technology Resources
               Industries Berhad (b)......         63,372
                                             ------------
                                                  564,249
                                             ------------
Forest Products (0.0%):
   24,000    Land & General Berhad........         53,112
                                             ------------
Leisure (0.2%):
   61,500    Magnum Corp. Berhad..........        123,727
   37,000    Resorts World Berhad.........        186,094
                                             ------------
                                                  309,821
                                             ------------
Machine Tools (0.1%):
   18,000    United Engineers, Ltd........        161,509
                                             ------------
Materials (0.1%):
  123,000    Golden Hope Plantations
               Berhad.....................        217,760
                                             ------------
Multi-Industry (0.2%):
   39,000    Multi-Purpose Holdings Berhad
               (b)........................         86,307
   39,000    Multi-Purpose Holdings Berhad
               (b)........................         70,929
   74,000    Sime Darby Berhad............        275,419
                                             ------------
                                                  432,655
                                             ------------
Real Estate (0.1%):
   61,000    Hong Leong...................         89,832
   33,000    Malaysian Resources Corp.
               Berhad.....................        134,108
                                             ------------
                                                  223,940
                                             ------------
Telecommunications (0.3%):
   57,000    Telekom Malaysia Berhad......        447,229
                                             ------------
Tobacco & Tobacco Products (0.1%):
   12,000    Rothmans of Pall Mall
               Berhad.....................        129,159
                                             ------------
Transportation -- Airlines (0.0%):
   25,000    Malaysian Airline System
               Berhad.....................         61,864
                                             ------------
Transportation -- Shipping (0.1%):
   36,000    Malaysian International
               Shipping Berhad............         90,532
                                             ------------
Utilities -- Electric & Gas (0.3%):
   94,000    Tenaga Nasional Berhad.......        450,086
                                             ------------
    Total Malaysia                              4,518,476
                                             ------------
NEW ZEALAND (0.4%):
Beverages (0.0%):
   13,326    Lion Nathan, Ltd.............         34,408
                                             ------------
Building Materials (0.0%):
    4,600    Fletcher Challenge
               Building...................         14,696
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
New Zealand, Continued:
Forest Products (0.1%):
   49,289    Carter Holt Harvey, Ltd......   $    114,369
   31,069    Fletcher Challenge, Ltd......         47,277
    9,200    Fletcher Challenge Paper
               (b)........................         18,116
                                             ------------
                                                  179,762
                                             ------------
Multi-Industry (0.1%):
   66,325    Brierley Investments, Ltd....         61,194
                                             ------------
Oil & Gas Exploration, Production, & Services (0.0%):
    4,600    Fletcher Challenge Energy
               (b)........................         13,398
                                             ------------
Telecommunications (0.2%):
   60,102    Telecom Corp. of New Zealand,
               Ltd........................        304,989
                                             ------------
    Total New Zealand                             608,447
                                             ------------
NORWAY (0.6%):
Chemicals (0.0%):
    1,200    Dyno Industrier..............         30,714
                                             ------------
Energy (0.3%):
    7,050    Norsk Hydro..................        397,854
                                             ------------
Forest Products (0.0%):
      700    Norske Skogindustrier, Class
               A..........................         21,479
                                             ------------
Health Care (0.0%):
    1,050    Nycomed, Class A (b).........         18,861
    1,600    Nycomed, Class B (b).........         28,124
                                             ------------
                                                   46,985
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.0%):
    7,398    UNI Storebrand, Class A
               (b)........................         44,373
                                             ------------
Machine Tools (0.0%):
    1,450    Kvaerner, Class A............         68,413
                                             ------------
Multi-Industry (0.1%):
    1,250    Orkla........................         99,452
                                             ------------
Oil & Gas Exploration, Production, & Services (0.1%):
    1,700    Petroleum Geo-Services (b)...         73,656
                                             ------------
Transportation -- Shipping (0.0%):
    2,400    Bergesen, Class A............         54,213
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Norway, Continued:
Utilities -- Electric & Gas (0.1%):
   10,950    Hafslund, Class A............   $     82,730
    1,600    Hafslund, Class B............         11,274
                                             ------------
                                                   94,004
                                             ------------
    Total Norway                                  931,143
                                             ------------
SINGAPORE (1.4%):
Automobiles (0.0%):
    3,000    Cycle & Carriage, Ltd........         33,033
                                             ------------
Banking (0.3%):
   15,000    Development Bank of
               Singapore..................        207,789
   25,000    United Overseas Bank, Ltd....        291,260
                                             ------------
                                                  499,049
                                             ------------
Beverages (0.0%):
    6,000    Fraser & Neave, Ltd..........         58,394
                                             ------------
Financial Services (0.2%):
   25,000    OCBC.........................        340,988
                                             ------------
Household Goods (0.0%):
   29,000    Amcol Holdings, Ltd..........         53,976
                                             ------------
Leisure (0.0%):
   13,200    Shangri La Hotel, Ltd........         42,760
                                             ------------
Machine Tools (0.2%):
   27,000    Keppel Corp..................        218,658
                                             ------------
Metals -- Steel (0.0%):
   26,000    Natsteel, Ltd................         64,646
                                             ------------
Multi-Industry (0.0%):
   32,000    United Industrial Corp.......         27,279
                                             ------------
Publishing & Broadcasting (0.1%):
    7,000    Singapore Press Holdings.....        140,231
                                             ------------
Real Estate (0.2%):
   15,000    City Developments............        150,248
   20,000    DBS Land.....................         82,405
                                             ------------
                                                  232,653
                                             ------------
Telecommunications (0.2%):
  158,000    Singapore Telecommunications
               (b)........................        372,643
                                             ------------
Transportation -- Airlines (0.2%):
   29,000    Singapore Airlines...........        271,938
                                             ------------
Transportation -- Shipping (0.0%):
   47,000    Neptune Orient Lines.........         40,066
                                             ------------
    Total Singapore                             2,396,314
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
SPAIN (2.2%):
Banking (0.6%):
    4,326    Corporacion Bancaria De
               Espana.....................   $    181,096
    6,181    Banco Bilbao Vizcaya.........        375,633
    3,925    Banco Central
               Hispanoamericano...........        101,843
    6,271    Banco de Santander...........        407,355
                                             ------------
                                                1,065,927
                                             ------------
Beverages (0.0%):
    1,563    Tabacalera...................         70,620
                                             ------------
Business & Public Services (0.0%):
    5,445    Autopistas Concesionaria
               Espanola...................         67,399
                                             ------------
Construction & Housing (0.0%):
      640    Fomento De Construccion y
               Contratas..................         57,325
                                             ------------
Energy (0.3%):
   10,348    Repsol.......................        410,036
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.0%):
    1,047    Corporacion Mafre cia
               International..............         61,362
                                             ------------
Manufacturing (0.1%):
      822    Zardoya-Otis.................         90,180
                                             ------------
Metal -- Steel (0.0%):
      294    Acerinox, Registered.........         37,665
                                             ------------
Multi-Industry (0.0%):
      579    Corporacion Financiera
               Alba.......................         53,073
                                             ------------
Real Estate (0.1%):
    1,062    Inmobiliaria Metropolitana
               Vasco Central..............         38,326
    1,915    Vallehermoso.................         42,847
                                             ------------
                                                   81,173
                                             ------------
Telecommunications (0.4%):
   27,169    Telefonica De Espana.........        637,310
                                             ------------
Utilities -- Electric & Gas (0.7%):
    7,557    Empresa Nacional de
               Electridad.................        493,619
    1,164    Gas Natural SDG..............        273,126
   22,505    Iberdrola....................        268,825
    9,913    Union Electrica Fenosa.......         85,142
                                             ------------
                                                1,120,712
                                             ------------
    Total Spain                                 3,752,782
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
SWEDEN (2.6%):
Automobiles (0.2%):
    5,933    Volvo AB, Class A............   $    142,347
    7,321    Volvo AB, Class B............        175,142
                                             ------------
                                                  317,489
                                             ------------
Automotive Parts (0.0%):
    1,200    Autoliv AB, Class B..........         52,023
                                             ------------
Banking (0.3%):
    1,455    Diligentia...................         20,120
    2,666    Skandia Group Foersaekrings
               AB.........................         71,890
   14,559    Skandinaviska Enskildea
               Banken, Class A............        145,963
    3,862    Stadshypotek.................        100,937
    6,651    Svenska Handelsbanken........        173,370
                                             ------------
                                                  512,280
                                             ------------
Building Materials (0.0%):
    1,200    Scancem AB...................         41,485
                                             ------------
Chemicals (0.1%):
    5,458    AGA AB, Class A..............         83,023
    7,650    AGA AB, Class B..............        114,251
                                             ------------
                                                  197,274
                                             ------------
Construction & Housing (0.1%):
    3,259    Skanska AB, Class B..........        138,130
                                             ------------
Electrical & Electronic (0.7%):
    1,385    ABB, Class A.................        176,203
      550    ABB, Class B.................         69,592
   29,527    Ericsson LM, Class B.........        992,202
                                             ------------
                                                1,237,997
                                             ------------
Forest Products (0.1%):
    8,716    Stora Kopparbergs Bergslags
               AB, Class A................        110,887
    5,310    Svenska Cellulosa AB, Class
               B..........................        106,840
                                             ------------
                                                  217,727
                                             ------------
Health Care (0.6%):
   17,307    Astra AB, Class A............        826,884
    2,900    Astra AB, Class B............        135,547
                                             ------------
                                                  962,431
                                             ------------
Household Goods (0.1%):
    2,991    Electrolux AB, Class B.......        180,334
                                             ------------
Industrial Goods & Services (0.1%):
    3,000    S.K.F. AB, Class B (b).......         69,281
    2,000    Trelleborg AB, Class B.......         30,008
                                             ------------
                                                   99,289
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Sweden, Continued:
Insurance -- Property, Casualty, Health & Other (0.1%):
    3,400    Skanddia Forsakrings AB
               (b)........................   $     91,683
                                             ------------
Machine Tools (0.1%):
    4,120    Atlas Copco AB, Class A......         95,430
                                             ------------
Merchandising (0.1%):
    1,237    Hennes & Mauritz AB, Class
               B..........................        195,007
                                             ------------
Tobacco & Tobacco Products (0.0%):
    9,654    Swedish Match AB (b).........         32,708
                                             ------------
    Total Sweden                                4,371,287
                                             ------------
SWITZERLAND (5.8%):
Banking (1.0%):
    5,724    CS Holding, Registered.......        588,201
      638    Schweiz Bankgesellschaft,
               Class B....................        529,420
    2,621    Schweizerische Bankverein,
               Registered.................        484,343
      520    Union Bank of Switzerland....         86,958
                                             ------------
                                                1,688,922
                                             ------------
Building Materials (0.1%):
      241    Holderbank Finan Glaris,
               Class B....................        175,093
                                             ------------
Business & Public Services (0.1%):
      450    Adecco.......................        126,316
       34    Societe Generale de
               Surveillance Holding.......         74,655
      116    Societe Generale de
               Surveillance, Registered...         47,681
                                             ------------
                                                  248,652
                                             ------------
Chemicals (1.5%):
      204    Novartis-Bearer..............        233,067
    1,941    Novartis, Registered.........      2,221,656
                                             ------------
                                                2,454,723
                                             ------------
Construction & Housing (0.0%):
       25    Schindler Holding............         26,261
       25    Schindler Holding,
               Registered.................         25,822
                                             ------------
                                                   52,083
                                             ------------
Electrical & Electronic (0.2%):
      260    ABB AG.......................        332,487
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
             -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Switzerland, Continued:
Health Care (1.5%):
       46    Roche Holding AG -- Bearer...   $    573,702
      212    Roche Holding
               AG -- Genussshein..........      1,861,239
                                             ------------
                                                2,434,941
                                             ------------
Household Goods (0.7%):
    1,130    Nestle SA, Registered........      1,225,902
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.5%):
      422    Schweiz Rueckversicherungs,
               Registered.................        415,710
    1,200    Zurich Versicherungs,
               Registered.................        338,108
                                             ------------
                                                  753,818
                                             ------------
Metals -- Non Ferrous (0.1%):
      100    Alusuisse-Lonza Holding Ltd.,
               Registered.................         82,138
                                             ------------
Recreation (0.1%):
      673    Swiss Corp. for
               Microelectronics...........        103,441
      106    Swiss Corp. for
               Microelectronics-Bearer....         71,873
                                             ------------
                                                  175,314
                                             ------------
Retail (0.0%):
      280    Valora Holding, Registered...         55,578
                                             ------------
Transportation -- Airlines (0.0%):
       50    Swissair.....................         45,777
                                             ------------
    Total Switzerland.....................      9,725,428
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
UNITED STATES (0.0%):
Banking (0.0%):
    1,792    Millenium Chemicals, Inc.....   $     35,616
                                             ------------
    Total United States                            35,616
                                             ------------
    Total Common Stock                        163,041,028
                                             ------------
RIGHT & WARRANTS (0.0%):
RIGHTS (0.0%):
FRANCE (
     1,05    Moulinex.....................          1,653
MALAYSIA (
   39,000    Multi-Purpose Holdings
               Berhad.....................            157
                                             ------------
    Total Rights                                    1,810
                                             ------------
WARRANTS (0.0%):
BELGIUM (
      329    Soc Gen Bru Put Warrants.....          3,959
                                             ------------
HONG KONG (0.0%):
    1,250    Hysan Development Co.,Ltd....            984
    5,600    Hong Kong & China Gas Co.,
               Ltd........................          2,927
                                             ------------
                                                    3,911
                                             ------------
SWITZERLAND (0.0%):
      195    Schweizerische Bankverein,
               Registered.................            543
      209    Roche Holding AG.............         13,657
                                             ------------
                                                   14,200
                                             ------------
    Total Warrants........................         22,070
                                             ------------
    Total Rights & Warrants...............         23,880
                                             ------------
Investment Companies (2.3%):
2,701,050    Bank of New York Cash
               Reserve....................      2,701,050
  130,376    SEI Core International.......      1,230,747
                                             ------------
    Total Investment Companies............      3,931,797
                                             ------------
    Total (Cost $163,124,433)(a)..........   $166,996,705
                                             ============

---------

Percentages are based on net assets of $167,642,816.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation...  $ 20,620,512
               Unrealized depreciation...   (16,748,240)
                                             ----------
               Net unrealized
                 appreciation............  $  3,872,272
                                             ==========

(b) Non-income producing security.

                       See notes to financial statements.

QUALIVEST FUNDS
ALLOCATED CONSERVATIVE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES              DESCRIPTION                 VALUE
--------   --------------------------------   -----------
INVESTMENT COMPANIES (99.7%):
 329,301   Qualivest Diversified Bond Fund
             (Class Y).....................   $ 3,332,524
 320,274   Qualivest Intermediate Bond Fund
             (Class Y).....................     3,231,561
  75,719   Qualivest International
             Opportunities Fund (Class
             Y)............................       803,379
  89,836   Qualivest Large Companies Fund
             (Class Y).....................     1,229,858
 249,679   Qualivest Money Market Fund
             (Class Y).....................       249,679
  58,118   Qualivest Optimized Stock Fund
             (Class Y).....................       818,303
  31,449   Qualivest Small Companies Fund
             (Class Y).....................       511,672
                                              -----------
                 Total Investment Companies    10,176,976
                                              -----------
    Total (Cost-$9,930,380)(a)                $10,176,976
                                               ==========

---------

Percentages indicated are based on net assets of $10,211,498.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation......   $279,838
               Unrealized depreciation......    (33,242)
                                               --------
               Net unrealized
               appreciation.................   $246,596
                                               ========

                       See notes to financial statements.

QUALIVEST FUNDS
ALLOCATED BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

                             SECURITY               MARKET
        SHARES             DESCRIPTION               VALUE
      ----------   ----------------------------   -----------
      INVESTMENT COMPANIES (99.8%):
       1,678,839   Qualivest Diversified Bond
                     Fund (Class Y)............   $16,989,846
       1,053,461   Qualivest Intermediate Bond
                     Fund (Class Y)............    10,629,416
         991,320   Qualivest International
                     Opportunities Fund (Class
                     Y)........................    10,517,907
       1,148,166   Qualivest Large Companies
                     Fund (Class Y)............    15,718,386
       1,473,538   Qualivest Money Market Fund
                     (Class Y).................     1,473,538
         707,559   Qualivest Optimized Stock
                     Fund (Class Y)............     9,963,002
         350,978   Qualivest Small Companies
                     Fund (Class Y)............     5,710,416
       Total Investment Companies                  71,002,511
       Total (Cost -- $68,495,452)(a)             $71,002,511

---------

Percentages indicated are based on net assets of $71,119,172.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation...   $ 2,853,474
               Unrealized depreciation...      (346,415)
                                            -----------
               Net unrealized
                 appreciation............   $ 2,507,059
                                            ===========

                       See notes to financial statements.

QUALIVEST FUNDS
ALLOCATED GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES              DESCRIPTION                 VALUE
--------   --------------------------------   -----------
INVESTMENT COMPANIES (99.2%):
 205,468   Qualivest Diversified Bond Fund
             (Class Y).....................   $ 2,079,332
 131,270   Qualivest Intermediate Bond Fund
             (Class Y).....................     1,324,516
 352,980   Qualivest International
             Opportunities Fund (Class
             Y)............................     3,745,116
 390,265   Qualivest Large Companies Fund
             (Class Y).....................     5,342,724
 380,658   Qualivest Money Market Fund
             (Class Y).....................       380,658
 256,482   Qualivest Optimized Stock Fund
             (Class Y).....................     3,611,261
 152,317   Qualivest Small Companies Fund
             (Class Y).....................     2,478,190
                                              -----------
                 Total Investment Companies    18,961,797
                                              -----------
             Total (Cost -- $18,160,467)(a)   $18,961,797
                                              ===========

---------

Percentages indicated are based on net assets of $19,106,963.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation.....   $ 936,441
               Unrealized depreciation.....    (135,111)
                                              ---------
               Net unrealized
                 appreciation..............   $ 801,330
                                              =========

                       See notes to financial statements.

QUALIVEST FUNDS
ALLOCATED AGGRESSIVE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

                       SECURITY                 MARKET
 SHARES              DESCRIPTION                 VALUE
--------   --------------------------------   -----------
INVESTMENT COMPANIES (99.6%):
 493,174   Qualivest International
             Opportunities Fund (Class
             Y)............................   $ 5,232,581
 491,911   Qualivest Large Companies Fund
             (Class Y).....................     6,734,255
 444,156   Qualivest Money Market Fund
             (Class Y).....................       444,156
 299,187   Qualivest Optimized Stock Fund
             (Class Y).....................     4,212,554
 269,239   Qualivest Small Companies Fund
             (Class Y).....................     4,380,518
                                              -----------
                                               21,004,064
                                              -----------
    Total (Cost -- $20,079,364)(a)            $21,004,064
                                              ===========

---------

Percentages indicated are based on net assets of $21,096,074

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation...   $ 1,033,192
               Unrealized depreciation...      (108,492)
                                            -----------
               Net unrealized
                 appreciation............   $   924,700
                                             ==========

                       See notes to financial statements.

QUALIVEST FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

1. ORGANIZATION:

   Qualivest Funds (the "Trust") was organized on May 19, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of units of beneficial interest "shares" to the public and includes the following diversified investment portfolios (each a "Fund" and collectively, the "Funds"): Qualivest Money Market Fund, Qualivest U.S. Treasury Money Market Fund and Qualivest Tax-Free Money Market Fund (collectively "the money market funds"), each of which offers Class A, Class Y and Class Q shares; Qualivest Intermediate Bond Fund, Qualivest Diversified Bond Fund, Qualivest Small Companies Value Fund, Qualivest Large Companies Value Fund, Qualivest Optimized Stock Fund, Qualivest International Opportunities Fund, Qualivest Tax-Free National Bond Fund and Qualivest Income Equity Value Fund, (known as the "variable net asset value funds"), each of which offers Class A, Class C and Class Y Shares; Qualivest Allocated Conservative Fund, Qualivest Allocated Balanced Fund, Qualivest Allocated Growth Fund and Qualivest Allocated Aggressive Fund, (known as the "dynamic allocation series"), each of which offers Class A, and Class Y shares. Sales of shares of the Funds may be made to customers of the United States National Bank of Oregon ("U.S. Bank") and its affiliates, to all accounts of correspondent banks of U.S. Bank and to the general public. The Trust does not intend to offer shares of the Qualivest Tax-Free National Bond Fund or the Qualivest Income Equity Value Fund to the public at this time. Between the date of organization and the date of commencement of operations, the Trust had no operations other than those actions relating to organizational matters, including the sale of initial shares.

   Certain purchases of Class A shares are subject to front-end sales charges, while certain redemptions of Class C shares may be subject to a contingent deferred sales charges, all in accordance with the Trust's current prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees paid by the Class A, Class C and Class Q shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

The Fund's investment objectives are as follows:

             FUND                                               OBJECTIVE
Money Market Fund..............   The Fund seeks current income consistent with liquidity and stability of principal. It invests in high quality short-term money market instruments.
U.S. Treasury Money Market        The Fund seeks current income consistent with the liquidity and
  Fund.........................   stability of principal. It invests primarily in short term U.S.
                                  Treasury Bills, notes and bonds and in other money market instruments issued or guaranteed by the U.S. Government.

                                   Continued

QUALIVEST FUNDS

                                JANUARY 31, 1997
                                  (UNAUDITED)

             FUND                                               OBJECTIVE
Tax-Free Money Market Fund.....   The Fund seeks current income, free from federal income tax, consistent with liquidity and stability of principal. Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Tax-Free Money Market Fund will be invested in high quality Money Market instruments the interest on which is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.
Intermediate Bond Fund.........   The Fund seeks current income consistent with preservation of capital.
                                  It invests primarily in debt obligations which include corporate debt obligations, mortgage-related securities and obligations issued or guaranteed by the U.S. Government or its agencies or
                                  instrumentalities.
Diversified Bond Fund..........   The Fund seeks current income consistent with preservation of capital it invests primarily in obligations issued or guaranteed by the U.S.
                                  Government or its agencies or instrumentalities, corporate debt obligations and mortgage related securities.
Small Companies Value Fund.....   The Fund seeks capital appreciation. It invests primarily in common stocks and securities convertible into common stock of small sized companies.
Large Companies Value Fund.....   The Fund seeks long-term capital appreciation. It invests primarily in common stocks and securities convertible into common stocks of large capitalization companies.
Optimized Stock Fund...........   The Fund seeks capital appreciation and current income. It invests primarily in common stocks and securities convertible into common stocks of companies whose securities are listed on the S&P 500 Index.
International Opportunities       The Fund seeks capital appreciation. It invests primarily in common
  Fund.........................   stocks and securities convertible into common stocks of companies that are organized under the laws of at least three countries other than the U.S. whose securities are listed on the EAFE Index.
Allocated Conservative Fund....   The Fund seeks to produce current income with a secondary objective of long-term capital appreciation. The Fund will concentrate its investments in Underlying Funds that invest primarily in fixed income securities and short-term money market instruments. The Conservative
                                  Fund also may invest a portion of its assets in Underlying Funds that invest primarily in equity securities.
Allocated Balanced Fund........   The Fund seeks to provide a balance between long-term capital appreciation and current income. The Fund broadly diversifies its assets among most or all of the Underlying Funds, with emphasis placed on investments in equity funds and the income funds.
Allocated Growth Fund..........   The Fund seeks to provide capital appreciation and income growth. The
                                  Fund seeks capital appreciation primarily through an equity-oriented investment. This Fund focuses on investment it the Equity Funds, although it also will invest in the Income Funds and Money Market
                                  Funds. However, this Fund emphasizes the potential rewards and risks of an investment in equity securities.
Allocated Aggressive Fund......   The Fund seeks to provide maximum capital appreciation. The Fund seeks this

                                   Continued

QUALIVEST FUNDS

                                JANUARY 31, 1997
                                  (UNAUDITED)

             FUND                                               OBJECTIVE
<->                               objective by investing substantially all of its assets in those
                                  Underlying Funds that invests primarily in equity securities. The Fund is oriented toward those investors seeking long-term capital appreciation, with the potential for greater gains but with greater risk of loss.

                                   Continued

QUALIVEST FUNDS

                                JANUARY 31, 1997
                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   VALUATION OF INVESTMENTS:

   Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost, which when combined with accrued interest approximates market value. Discount or premium is amortized on a ratable basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than 397 days (thirteen months) unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

   Investments in common and preferred stocks, corporate bonds, convertible bonds, commercial paper, U.S. Government securities and securities of U.S. Government agencies of the variable net asset value funds and the dynamic allocation series are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value under the supervision of the Trust's Board of Trustees. The differences between the amortized cost and market values of investments held by the variable net asset value funds and dynamic allocation series, are reflected as either unrealized appreciation or depreciation.

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. The Funds amortize premiums and accrete discounts on purchases of securities on the same basis for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Gains or losses realized on sales of securities are determined using the identified cost basis.

                                   Continued

QUALIVEST FUNDS

                                JANUARY 31, 1997
                                  (UNAUDITED)

   FOREIGN CURRENCY TRANSLATION:

   The market value of investment securities, other assets and liabilities of the International Opportunities Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

   FORWARD CURRENCY CONTRACTS:

   The International Opportunities Fund may enter into forward currency exchange contracts for the purchase or sale of specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   REPURCHASE AGREEMENTS:

   The Funds may enter into repurchase agreements with member banks of the Federal Reserve System and from broker/dealers which the Trust's investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement, is required to pledge securities as collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest).

                                   Continued

QUALIVEST FUNDS

                                JANUARY 31, 1997
                                  (UNAUDITED)

Securities subject to repurchase agreements are held by each Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

   DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions from net investment income are declared daily and paid monthly for the money market funds. Distributions from net investment income are declared and paid monthly for the Intermediate Bond Fund and the Diversified Bond Fund. Distributions from net investment income are declared and paid quarterly for the Small Companies Value Fund, the Large Companies Value Fund, the Optimized Stock Fund, the International Opportunities Fund, the Allocated Conservative Fund, the Allocated Balanced Fund, the Allocated Growth Fund and the Allocated Aggressive Fund. Net realized capital gains, if any, are declared and distributed annually for all Funds.

   Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions and deferrals of certain losses.

   FEDERAL INCOME TAXES:

   It is the policy of each of the Funds to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and by making distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income is required in the financial statements.

   DELAYED DELIVERY TRANSACTIONS

   Any of the Funds may purchase securities on a when issued or delayed delivery basis and sell securities on a delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. There were no such commitments included in any Fund's schedule of portfolio investments at January 31, 1997.

   OTHER:

   Expenses that are directly related to one of the Funds are charged directly to that Fund and are allocated to each class of shares based on the relative net assets of each class, except 12b-1 fees are allocated only to

                                   Continued

QUALIVEST FUNDS

                                JANUARY 31, 1997
                                  (UNAUDITED)

Class A shares, Class C shares or Class Q shares, and Shareholder service fees are allocated only to Class Y shares. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

3. PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of securities (excluding short-term securities) for the six months ended January 31, 1997 are as follows:

                                                                       PURCHASES        SALES
                                                                      -----------    -----------
   Intermediate Bond Fund..........................................   $99,973,128    $84,968,736
   Diversified Bond Fund...........................................   $46,187,434    $15,875,160
   Small Companies Value Fund......................................   $66,435,096    $56,812,688
   Large Companies Value Fund......................................   $37,370,090    $23,510,605
   Optimized Stock Fund............................................   $74,036,851    $67,365,290
   International Opportunities Fund................................   $24,615,679    $ 3,717,267
   Allocated Conservative Fund.....................................   $ 2,485,478    $   323,240
   Allocated Balanced Fund.........................................   $31,363,224    $ 3,003,843
   Allocated Growth Fund...........................................   $ 7,669,148    $   568,003
   Allocated Aggressive Fund.......................................   $13,535,294    $ 2,279,964

                                   Continued

QUALIVEST FUNDS

                                JANUARY 31, 1997

4. CAPITAL SHARE TRANSACTIONS:


                                                                                  U.S. TREASURY
                                             MONEY MARKET FUND                  MONEY MARKET FUND
                                      -------------------------------     -----------------------------
                                       FOR THE SIX                        FOR THE SIX
                                       MONTHS ENDED      YEAR ENDED       MONTHS ENDED      YEAR ENDED
                                       JANUARY 31,        JULY 31,        JANUARY 31,        JULY 31,
                                           1997             1996              1997             1996
                                       ------------    --------------     ------------     ------------
                                       (UNAUDITED)                        (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued.....    $236,710,854     $  444,512,914     $167,450,602     $182,756,923
  Dividends reinvested............       5,588,446         10,674,201        2,405,821        3,897,686
  Cost of shares redeemed.........    (228,264,855)      (440,045,094)    (139,615,442)    (170,321,093)
                                      ------------       ------------     ------------     ------------
  Net increase (decrease)--Class A
    Shares........................    $ 14,034,445     $   15,142,021     $ 30,240,981     $ 16,333,516
                                      ============       ============     ============     ============
CLASS Y SHARES:
  Proceeds from shares issued.....    $268,760,101     $  337,817,323     $ 27,834,671     $  4,244,114
  Dividends reinvested............          11,738              7,661            8,285              711
  Cost of shares redeemed.........    (222,020,640)      (303,841,055)     (26,716,398)      (3,937,660)
                                      ------------       ------------     ------------     ------------
  Net increase--Class Y Shares....    $ 46,751,199     $   33,983,929     $  1,126,558     $    307,165
                                      ============       ============     ============     ============
CLASS Q SHARES:
  Proceeds from shares issued.....    $806,268,871     $1,146,443,973     $192,924,646     $155,622,865
  Dividends reinvested............       3,596,853          4,382,109          864,215        1,253,472
  Cost of shares redeemed.........    (742,316,225)    (1,091,816,368)    (200,624,210)    (133,308,321)
                                      ------------       ------------     ------------     ------------
  Net increase (decrease)--Class Q
    Shares........................    $ 67,549,499     $   59,009,714     $ (6,835,349)    $ 23,568,016
                                      ------------       ------------     ------------     ------------
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued..........................     236,710,854        444,512,914      167,450,602      182,756,923
  Reinvested......................       5,588,446         10,674,201        2,405,821        3,897,686
  Redeemed........................    (228,264,855)      (440,045,094)    (139,615,442)    (170,321,093)
                                      ------------       ------------     ------------     ------------
  Net increase (decrease)--Class A
    Shares........................      14,034,445         15,142,021       30,240,981       16,333,516
                                      ============       ============     ============     ============
CLASS Y SHARES:
  Issued..........................     268,760,101        337,817,323       27,834,671        4,244,114
  Reinvested......................          11,738              7,661            8,285              711
  Redeemed........................    (222,020,640)      (303,841,055)     (26,716,398)      (3,937,660)
                                      ------------       ------------     ------------     ------------
  Net increase--Class Y Shares....      46,751,199         33,983,929        1,126,558          307,165
                                      ============       ============     ============     ============
CLASS Q SHARES:
  Issued..........................     806,268,871      1,146,443,973      192,924,646      155,622,865
  Reinvested......................       3,596,853          4,382,109          864,215        1,253,472
  Redeemed........................    (742,316,225)    (1,091,816,368)    (200,624,210)    (133,308,321)
                                      ------------       ------------     ------------     ------------
  Net increase (decrease)--Class Q
    Shares........................      67,549,499         59,009,714       (6,835,349)      23,568,016
                                      ============       ============     ============     ============

                                                 TAX-FREE
                                            MONEY MARKET FUND
                                      -------------------------------
                                      FOR THE SIX
                                        MONTHS
                                         ENDED           YEAR ENDED
                                      JANUARY 31,         JULY 31,
                                         1997               1996
                                      -----------        -----------
                                      (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued.....    $24,841,108        $64,492,744
  Dividends reinvested............        417,418            991,188
  Cost of shares redeemed.........    (22,537,731)       (68,911,030)
                                      -----------        -----------
  Net increase (decrease)--Class A
    Shares........................    $ 2,720,795        $(3,427,098)
                                      ===========        ===========
CLASS Y SHARES:
  Proceeds from shares issued.....    $ 4,264,752        $ 3,950,136
  Dividends reinvested............            211                502
  Cost of shares redeemed.........       (754,750)        (3,241,089)
                                      -----------        -----------
  Net increase--Class Y Shares....    $ 3,510,213        $   709,549
                                      ===========        ===========
CLASS Q SHARES:
  Proceeds from shares issued.....    $16,319,674        $26,681,957
  Dividends reinvested............         57,566             60,852
  Cost of shares redeemed.........    (15,630,061)       (24,820,752)
                                      -----------        -----------
  Net increase (decrease)--Class Q
    Shares........................    $   747,179        $ 1,922,057
                                      -----------        -----------
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued..........................     24,841,108         64,492,744
  Reinvested......................        417,418            991,188
  Redeemed........................    (22,537,731)       (68,911,030)
                                      -----------        -----------
  Net increase (decrease)--Class A
    Shares........................      2,720,795         (3,427,098)
                                      ===========        ===========
CLASS Y SHARES:
  Issued..........................      4,264,752          3,950,136
  Reinvested......................            211                502
  Redeemed........................       (754,750)        (3,241,089)
                                      -----------        -----------
  Net increase--Class Y Shares....      3,510,213            709,549
                                      ===========        ===========
CLASS Q SHARES:
  Issued..........................     16,319,674         26,681,957
  Reinvested......................         57,566             60,852
  Redeemed........................    (15,630,061)       (24,820,752)
                                      -----------        -----------
  Net increase (decrease)--Class Q
    Shares........................        747,179          1,922,057
                                      ===========        ===========

                                   Continued

QUALIVEST FUNDS

                                JANUARY 31, 1997


                                                                                                             SMALL COMPANIES
                                         INTERMEDIATE BOND FUND           DIVERSIFIED BOND FUND                 VALUE FUND
                                      ----------------------------     ---------------------------     ----------------------------
                                      FOR THE SIX                      FOR THE SIX                     FOR THE SIX
                                      MONTHS ENDED     YEAR ENDED      MONTHS ENDED    YEAR ENDED      MONTHS ENDED     YEAR ENDED
                                      JANUARY 31,       JULY 31,       JANUARY 31,      JULY 31,       JANUARY 31,       JULY 31,
                                          1997            1996            1997            1996            1997             1996
                                      ------------     -----------     -----------     -----------     -----------     ------------
                                      (UNAUDITED)                      (UNAUDITED)                     (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued.....    $    169,036     $   468,264     $   130,497     $   319,488     $18,060,754     $  8,734,542
  Dividends reinvested............          19,435          28,482          13,386           7,815       1,147,443          278,166
  Cost of shares redeemed.........         (37,652)       (278,948)        (34,840)         (7,252)    (14,807,633)      (1,346,500)
                                      ------------     ------------    ------------    ------------    ------------    ------------
  Net increase--Class A Shares....    $    150,819     $   217,798     $   109,043     $   320,051     $ 4,400,564     $  7,666,208
                                      ============     ============    ============    ============    ============    ============
CLASS Y SHARES:
  Proceeds from shares issued.....    $ 44,013,600     $63,922,643     $43,421,137     $91,218,940     $97,563,339     $117,310,514
  Dividends reinvested............       4,486,361       8,007,605       5,469,074       9,024,800      32,083,876       18,872,436
  Cost of shares redeemed.........     (32,414,272)    (52,698,051)     (8,114,304)    (11,304,575)    (93,851,728)     (61,655,821)
                                      ------------     ------------    ------------    ------------    ------------    ------------
  Net increase--Class Y Shares....    $ 16,085,689     $19,232,197     $40,775,907     $88,939,165     $35,795,487     $ 74,527,129
                                      ============     ============    ============    ============    ============    ============
CLASS C SHARES:
  Proceeds from shares issued.....    $    100,133     $    31,389     $    12,000     $     9,129     $   196,154     $    932,486
  Dividends reinvested............           3,412           5,799             686              73         132,990           52,781
  Cost of shares redeemed.........        (142,534)        (60,283)            (15)             --        (187,992)         (90,439)
                                      ------------     ------------    ------------    ------------    ------------    ------------
  Net increase--Class C Shares....    $    (38,989)    $   (23,095)    $    12,671     $     9,202     $   141,152     $    894,828
                                      ============     ============    ============    ============    ============    ============
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued..........................          16,956          46,452          13,153          31,704       1,183,167          627,722
  Reinvested......................           1,947           2,833           1,344             778          79,733           21,595
  Redeemed........................          (3,775)        (27,997)         (3,509)           (720)       (972,219)         (97,404)
                                      ------------     ------------    ------------    ------------    ------------    ------------
  Net increase--Class A Shares....          15,128          21,288          10,988          31,762         290,681          551,913
                                      ============     ============    ============    ============    ============    ============
CLASS Y SHARES:
  Issued..........................       4,362,117       6,277,182       4,280,663       8,867,817       6,497,916        8,469,326
  Reinvested......................         445,231         787,648         538,955         874,181       2,227,862        1,468,821
  Redeemed........................      (3,211,789)     (5,186,990)       (799,750)     (1,107,314)     (6,233,063)      (4,421,271)
                                      ------------     ------------    ------------    ------------    ------------    ------------
  Net increase--Class Y Shares....       1,595,559       1,877,840       4,019,868       8,634,684       2,492,715        5,516,876
                                      ============     ============    ============    ============    ============    ============
CLASS C SHARES:
  Issued..........................          10,055           3,129           1,259             969          13,040           67,990
  Reinvested......................             345             581              72               8           9,412            4,166
  Redeemed........................         (14,419)         (5,906)             (2)             --         (12,974)          (6,763)
                                      ------------     ------------    ------------    ------------    ------------    ------------
  Net increase--Class C Shares....          (4,019)         (2,196)          1,329             977           9,478           65,393
                                      ============     ============    ============    ============    ============    ============

                                   Continued

QUALIVEST FUNDS

                                JANUARY 31, 1997

                                            LARGE COMPANIES                                           INTERNATIONAL OPPORTUNITIES
                                              VALUE FUND                 OPTIMIZED STOCK FUND                    FUND
                                      ---------------------------     ---------------------------     ---------------------------
                                      FOR THE SIX                     FOR THE SIX                     FOR THE SIX
                                        MONTHS                          MONTHS                          MONTHS
                                         ENDED        YEAR ENDED         ENDED        YEAR ENDED         ENDED         YEAR ENDED
                                      JANUARY 31,      JULY 31,       JANUARY 31,      JULY 31,       JANUARY 31,       JULY 31,
                                         1997            1996            1997            1996            1997             1996
                                      -----------     -----------     -----------     -----------     -----------      -----------
                                      (UNAUDITED)                     (UNAUDITED)                     (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued.....    $ 1,061,695     $ 3,958,952     $   821,711     $ 1,222,446     $   226,740     $ 2,815,117
  Dividends reinvested............        384,635         163,883         114,460           9,227          16,123           7,129
  Cost of shares redeemed.........       (467,224)       (377,056)       (135,251)        (53,231)       (531,043)       (920,350)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net increase--Class A Shares....    $   979,106     $ 3,745,779     $   800,920     $ 1,178,442     $  (288,180)    $ 1,901,896
                                      ============    ============    ============    ============    ============    ============
CLASS Y SHARES:
  Proceeds from shares issued.....    $38,149,757     $47,212,764     $21,998,478     $68,724,893     $31,066,499     $90,541,293
  Dividends reinvested............      7,005,879       9,349,993      14,762,451       5,756,933       1,144,838         461,408
  Cost of shares redeemed.........    (28,435,105)    (40,083,973)    (17,311,347)    (21,810,924)     (7,311,633)    (10,494,579)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net increase--Class Y Shares....    $16,720,531     $16,478,784     $19,449,582     $52,670,902     $24,899,704     $80,508,122
                                      ============    ============    ============    ============    ============    ============
CLASS C SHARES:
  Proceeds from shares issued.....    $   229,509     $   439,893     $    53,386     $    72,298     $     5,595     $    18,591
  Dividends reinvested............         45,690          32,959           7,583           1,519             112              20
  Cost of shares redeemed.........       (146,071)        (87,269)         (5,621)         (2,756)         (2,154)             --
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net increase--Class C Shares....    $   129,128     $   385,583     $    55,348     $    71,061     $     3,553     $    18,611
                                      ============    ============    ============    ============    ============    ============
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued..........................         84,176         320,635          62,832         100,759          21,006         273,252
  Reinvested......................         30,415          14,377           8,717             774           1,480             674
  Redeemed........................        (36,407)        (30,203)        (10,280)         (4,335)        (49,424)        (89,117)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net increase--Class A Shares....         78,184         304,809          61,269          97,198         (26,938)        184,809
                                      ============    ============    ============    ============    ============    ============
CLASS Y SHARES:
  Issued..........................      2,968,425       3,808,985       1,664,700       5,785,352       2,865,303       8,541,811
  Reinvested......................        551,486         821,751       1,124,160         492,000         104,347          43,820
  Redeemed........................     (2,199,151)     (3,228,601)     (1,320,623)     (1,799,096)       (671,304)       (983,990)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net increase--Class Y Shares....      1,320,760       1,402,135       1,468,237       4,478,256       2,298,346       7,601,641
                                      ============    ============    ============    ============    ============    ============
CLASS C SHARES:
  Issued..........................         18,152          36,992           4,095           6,079             519           1,747
  Reinvested......................          3,670           2,947             579             129              10               2
  Redeemed........................        (11,697)         (7,195)           (418)           (232)           (198)             --
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net increase--Class C Shares....         10,125          32,744           4,256           5,976             331           1,749
                                      ============    ============    ============    ============    ============    ============

                                   Continued

QUALIVEST FUNDS

                                JANUARY 31, 1997

                                              ALLOCATED CONSERVATIVE FUND           ALLOCATED BALANCED FUND
                                            -------------------------------     -------------------------------
                                            FOR THE SIX     FOR THE PERIOD      FOR THE SIX     FOR THE PERIOD
                                              MONTHS          FROM MAY 1,         MONTHS          FROM MAY 1,
                                               ENDED         1996 THROUGH          ENDED         1996 THROUGH
                                            JANUARY 31,        JULY 31,         JANUARY 31,        JULY 31,
                                               1997             1996(A)            1997             1996(A)
                                            -----------     ---------------     -----------     ---------------
                                            (UNAUDITED)                         (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued...........    $ 1,168,974       $        10       $ 3,734,730       $        10
  Dividends reinvested..................         10,613                --            26,563                --
  Cost of shares redeemed...............        (46,648)               --           (19,610)               --
                                            ------------     ------------       ------------     ------------
  Net increase--Class A Shares..........    $ 1,132,939       $        10       $ 3,741,683       $        10
                                            ============     ============       ============     ============
CLASS Y SHARES:
  Proceeds from shares issued...........    $ 2,034,750       $ 7,728,016       $27,679,010       $39,938,929
  Dividends reinvested..................         52,776                --           984,490            77,746
  Cost of shares redeemed...............     (1,065,763)         (109,914)       (5,059,534)         (750,056)
                                            ------------     ------------       ------------     ------------
  Net increase--Class Y Shares..........    $ 1,021,763       $ 7,618,102       $23,603,966       $39,266,619
                                            ============     ============       ============     ============
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued................................        113,098                 1           356,906                 1
  Reinvested............................          1,017                --             2,498                --
  Redeemed..............................         (4,521)               --            (1,852)               --
                                            ------------     ------------       ------------     ------------
  Net increase--Class A Shares..........        109,594                 1           357,552                 1
                                            ============     ============       ============     ============
CLASS Y SHARES:
  Issued................................        197,587           771,455         2,744,829         3,995,653
  Reinvested............................          5,076                --            95,214             7,698
  Redeemed..............................       (102,299)          (11,098)         (486,438)          (76,460)
                                            ------------     ------------       ------------     ------------
  Net increase--Class Y Shares..........        100,364           760,357         2,353,605         3,926,891
                                            ============     ============       ============     ============

---------------

(a) Period from commencement of operations.

                                   Continued

QUALIVEST FUNDS

                                JANUARY 31, 1997

                                                 ALLOCATED GROWTH FUND              ALLOCATED AGGRESSIVE FUND
                                            --------------------------------     --------------------------------
                                                             FOR THE PERIOD                       FOR THE PERIOD
                                            FOR THE SIX        FROM MAY 1,       FOR THE SIX        FROM MAY 1,
                                            MONTHS ENDED      1996 THROUGH       MONTHS ENDED      1996 THROUGH
                                            JANUARY 31,         JULY 31,         JANUARY 31,         JULY 31,
                                                1997             1996(A)             1997             1996(A)
                                            ------------     ---------------     ------------     ---------------
                                            (UNAUDITED)                          (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued...........    $  5,252,807      $          10      $  2,943,329      $       2,010
  Dividends reinvested..................          21,369                 --             4,161                  5
  Cost of shares redeemed...............         (61,728)                --           (46,563)                --
                                            ------------       ------------      ------------       ------------
  Net increase--Class A Shares..........    $  5,212,448      $          10      $  2,900,927      $       2,015
                                            ============       ============      ============       ============
CLASS Y SHARES:
  Proceeds from shares issued...........    $  2,194,074      $  11,303,541      $ 10,075,734      $   9,803,652
  Dividends reinvested..................          68,071              1,099            52,178             10,390
  Cost of shares redeemed...............        (911,505)          (162,459)       (1,935,367)        (1,311,747)
                                            ------------       ------------      ------------       ------------
  Net increase--Class Y Shares..........    $  1,350,640      $  11,142,181      $  8,192,545      $   8,502,295
                                            ============       ============      ============       ============
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued................................         492,049                  1           275,188                196
  Reinvested............................           1,975                 --               384                 --
  Redeemed..............................          (5,734)                --            (4,188)                --
                                            ------------       ------------      ------------       ------------
  Net increase--Class A Shares..........         488,290                  1           271,384                196
                                            ============       ============      ============       ============
CLASS Y SHARES:
  Issued................................         210,614          1,128,551           934,395            984,956
  Reinvested............................           6,502                107             5,008              1,012
  Redeemed..............................         (86,790)           (16,968)         (181,884)          (131,480)
                                            ------------       ------------      ------------       ------------
  Net increase--Class Y Shares..........         130,326          1,111,690           757,519            854,488
                                            ============       ============      ============       ============

---------------

(a) Period from commencement of operations.

5. RELATED PARTY TRANSACTIONS (UNAUDITED):

   Qualivest Capital Management, Inc. ("Qualivest") is the investment adviser to the Trust. Qualivest, a registered investment adviser, is an affiliate of U.S. Bank, which is a wholly owned subsidiary of U.S. Bancorp. Under the terms of the investment advisory agreement with the Trust, Qualivest is entitled to receive fees from each of the Funds at the following annual rates of each Fund's average daily net assets: Money Market Fund--0.35%; U.S. Treasury Money Market Fund--0.35%; Tax--Free Money Market Fund-- 0.35%; Intermediate Bond Fund--0.60%; Diversified Bond Fund--0.60%; Small Companies Value Fund-- 0.80%; Large Companies Value Fund--0.75%; Optimized Stock Fund--0.50%; International Opportunities Fund--0.60%; Allocated Conservative Fund --0.05%; Allocated Balanced Fund--0.05%; Allocated Growth Fund--0.05%; and Allocated Aggressive Fund--0.05%.

                                   Continued

QUALIVEST FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), serves the Funds as Administrator. Under the terms of the administration agreement, BISYS receives a fee from each Fund, computed daily at a rate of 0.13% of the average daily net assets of the Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Intermediate Bond Fund, Diversified Bond Fund, Small Companies Value Fund, Large Companies Value Fund, Optimized Stock Fund, and International Opportunities Fund, and 0.07% of the average daily net assets of the Allocated Conservative Fund, Allocated Balanced Fund, Allocated Growth Fund, and the Allocated Aggressive Fund. BISYS also serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the six months ended January 31, 1997, BISYS received $672,930 of commissions earned on sales of shares of the Trust's variable net asset value funds, of which $607,666 was reallowed to dealers of the Funds' shares, including $546,999 to affiliates of the Fund. BISYS Fund Services Ohio, Inc.("BISYS Ohio") serves the Funds as transfer agent and mutual fund accountant.

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

   The Trust has adopted a Class A Distribution and Shareholder Service Plan (the "Class A Plan"), a Class Q Distribution and Shareholder Service Plan (the "Class Q Plan") and a Class C Distribution and Shareholder Service Plan (the "Class C Plan"), pursuant to Rule 12b-1 under the 1940 Act. BISYS may enter into agreements with banks and their affiliates, and other institutions, including broker-dealers (each a "Participating Organization") for providing shareholder services with respect to the Class Y shares. Under the Class A Plan, the Funds pay or reimburse BISYS, as distributor, a fee not to exceed 0.40% of the average daily net assets of Class A shares of the money market funds and not to exceed 0.25% of the average daily net assets of Class A shares of the variable net asset value funds. Under the Class Q Plan, the money market funds pay or reimburse BISYS, as distributor, a fee not to exceed 0.25% of the average daily net assets of Class Q shares of a Fund. Under the Class C Plan, the variable net asset value funds pay or reimburse BISYS, as distributor, (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of Class C shares of a Fund, and (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of the Class C shares of a Fund. These fees may be used by BISYS to pay banks, including affiliates of the investment adviser, broker-dealers and other institutions, or to reimburse BISYS or its affiliates for administration, distribution and shareholder service assistance in connection with the distribution of Fund shares. Under a shareholder service plan for Class Y Shares, Participating Organizations may be compensated at the annual rate of up to 0.25% of the average daily net assets of certain shares of the Class Y shares. As of January 31, 1997 there were no Class Y shareholder service fees charged to the Funds.

   U.S. Bank (the "Custodian") provides custody services to the Funds, except the International Opportunities Fund which uses an independent custodian. Under the terms of the custody agreement with the Trust, the Custodian is entitled to receive fees based on a percentage of the average daily net assets of each Fund of the Trust, as well as reimbursement of certain out-of-pocket expenses.

                                   Continued

QUALIVEST FUNDS

                                JANUARY 31, 1997
                                  (UNAUDITED)

   Certain trustees and officers of the Trust are affiliated with BISYS or with U.S. Bancorp. Such persons are not paid any fees directly by the Funds for serving in those capacities.

   Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Such fees are permanently waived.

   Information regarding these transactions is as follows for the six months ended January 31, 1997:

                                                                                               U.S.
                                                                                             TREASURY         TAX-FREE
                                                                          MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                                              FUND             FUND             FUND
                                                                          ------------     ------------     ------------
INVESTMENT ADVISORY FEES:
  Voluntary fee reductions............................................      $264,157         $260,350         $ 68,591
DISTRIBUTION & SERVICE FEES:
CLASS Q
  Voluntary fee reductions............................................      $191,331         $  9,025               --
TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES:.......................      $ 26,502         $ 20,122         $ 19,512

                                                                                                               SMALL
                                                                          INTERMEDIATE     DIVERSIFIED       COMPANIES
                                                                           BOND FUND        BOND FUND        VALUE FUND
                                                                          ------------     ------------     ------------
INVESTMENT ADVISORY FEES:
  Voluntary fee reductions............................................      $129,280         $312,485               --
TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES:.......................      $ 20,555         $ 23,193         $ 32,924

                                                                             LARGE                          INTERNATIONAL
                                                                           COMPANIES        OPTIMIZED       OPPORTUNITIES
                                                                           VALUE FUND       STOCK FUND          FUND
                                                                          ------------     ------------     ------------
INVESTMENT ADVISORY FEES:
  Voluntary fee reductions............................................      $107,936         $249,965         $239,559
TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES:.......................      $ 28,492         $ 24,605         $ 28,598

                                                               ALLOCATED       ALLOCATED    ALLOCATED     ALLOCATED
                                                              CONSERVATIVE     BALANCED      GROWTH       AGGRESSIVE
                                                                  FUND           FUND         FUND           FUND
                                                              ------------     --------     ---------     ----------
TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES:...........        $ 72          $9,208        $ 415          $392

                                   Continued

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                MONEY MARKET FUND
                -----------------------------------------------------------------------------------------------------------------
                                                                                                                         JANUARY
                        FOR THE SIX MONTHS                                                                                 10,
                      ENDED JANUARY 31, 1997                                                                             1995 TO
                ----------------------------------             FOR THE YEAR ENDED                AUGUST 1, 1994 TO       JULY 31,
                                                                  JULY 31, 1996                  JULY 31, 1995 (A)       1995(A)
                           (UNAUDITED)                 -----------------------------------     ---------------------     --------
                CLASS A      CLASS Y      CLASS Q       CLASS A      CLASS Y      CLASS Q      CLASS A      CLASS Y      CLASS Q
                --------     --------     --------     ---------     --------     --------     --------     --------     --------
NET ASSET
 VALUE,
 BEGINNING
 OF PERIOD..    $  1.000     $  1.000     $  1.000     $   1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                --------       ------     --------      --------       ------     --------     --------       ------
Investment
 Activities
   Net
  investment
   income...       0.023        0.025        0.025         0.047        0.051        0.051        0.049        0.053        0.031
                --------       ------     --------      --------       ------     --------     --------       ------
Distributions
   Net
  investment
   income...      (0.023)      (0.025)      (0.025)       (0.047)      (0.051)      (0.051)      (0.049)      (0.053)      (0.031)
                --------       ------     --------      --------       ------     --------     --------       ------
NET ASSET
 VALUE, END
 OF
 PERIOD.....    $  1.000     $  1.000     $  1.000     $   1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                ========       ======     ========      ========       ======     ========     ========       ======
Total
 Return.....        2.33%(b)     2.54%(b)     2.54%(b)      4.79%        5.20%        5.20%        4.97%        5.40%       3.13%(b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets
 at end of
 period
 (000)......    $245,854     $147,219     $181,907     $ 231,819     $100,468     $114,358     $216,679     $ 66,484     $ 55,346
Ratio of
 expenses to
 average net
 assets.....        0.89%(c)     0.49%(c)     0.49%(c)      0.91%        0.51%        0.51%        0.79%        0.38%       0.54%(c)
Ratio of net
 investment
 income to
 average net
 assets.....        4.58%(c)     4.98%(c)     4.98%(c)      4.68%        5.06%        5.04%        5.09%        5.31%       5.57%(c)
Ratio of
 expenses to
 average net
 assets*....        0.99%(c)     0.59%(c)     0.84%(c)      1.01%        0.61%        0.86%        1.04%        0.67%       0.90%(c)
Ratio of net
 investment
 income to
 average net
 assets*....        4.48%(c)     4.88%(c)     4.63%(c)      4.58%        4.96%        4.69%        4.83%        5.02%       5.22%(c)

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                             U.S. TREASURY MONEY MARKET FUND
                         --------------------------------------------------------------------------------------------------------
                                FOR THE SIX MONTHS
                              ENDED JANUARY 31, 1997
                         --------------------------------           FOR THE YEAR ENDED                  JANUARY 11, 1995 TO
                                                                       JULY 31, 1996                     JULY 31, 1995 (A)
                                   (UNAUDITED)                -------------------------------     -------------------------------
                         CLASS A      CLASS Y     CLASS Q     CLASS A     CLASS Y     CLASS Q     CLASS A     CLASS Y     CLASS Q
                         --------     -------     -------     -------     -------     -------     -------     -------     -------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD..............   $  1.000     $1.000      $ 1.000     $ 1.000     $1.000      $ 1.000     $ 1.000     $1.000      $1.000
                         --------     ------      --------    --------    ------      --------    --------    ------
Investment Activities
  Net investment
    income............      0.023      0.025        0.024       0.046      0.050        0.048       0.028      0.030       0.029
                         --------     ------      --------    --------    ------      --------    --------    ------
Distributions
  Net investment
    income............     (0.023)    (0.025)      (0.024)     (0.046)    (0.050)      (0.048)     (0.028)    (0.030)     (0.029)
                         --------     ------      --------    --------    ------      --------    --------    ------
NET ASSET VALUE, END
  OF PERIOD...........   $  1.000     $1.000      $ 1.000     $ 1.000     $1.000      $ 1.000     $ 1.000     $1.000      $1.000
                         ========     ======      ========    ========    ======      ========    ========    ======
Total Return..........       2.31%(b)   2.51% (b)    2.41%(b)    4.74%      5.16%        4.95%       2.79%(b)   3.02% (b)  2.90% (b)
RATIOS/SUPPLEMENTARY
  DATA:
Net Assets at end of
  period (000)........   $119,997     $1,447      $26,392     $89,756     $  321      $33,227     $73,423     $   14      $9,659
Ratio of expenses to
  average net
  assets..............       0.67%(c)   0.27% (c)    0.47%(c)    0.72%      0.31%        0.51%       0.81%(c)   0.40% (c)  0.61% (c)
Ratio of net
  investment income to
  average net
  assets..............       4.53%(c)   4.93% (c)    4.73%(c)    4.63%      4.86%        4.81%       5.02%(c)   5.56% (c)  5.25% (c)
Ratio of expenses to
  average net
  assets*.............       1.02%(c)   0.62% (c)    0.87%(c)    1.07%      0.66%        0.91%       1.17%(c)   0.75% (c)  1.01% (c)
Ratio of net
  investment income to
  average net
  assets*.............       4.18%(c)   4.58% (c)    4.33%(c)    4.28%      4.51%        4.41%       4.66%(c)   5.21% (c)  4.86% (c)

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                TAX-FREE MONEY MARKET FUND
                          -------------------------------------------------------------------------------------------------------
                                FOR THE SIX MONTHS
                              ENDED JANUARY 31, 1997
                          -------------------------------           FOR THE YEAR ENDED                  JANUARY 9, 1995 TO
                                                                       JULY 31, 1996                     JULY 31, 1995 (A)
                                    (UNAUDITED)               -------------------------------     -------------------------------
                          CLASS A     CLASS Y     CLASS Q     CLASS A     CLASS Y     CLASS Q     CLASS A     CLASS Y     CLASS Q
                          -------     -------     -------     -------     -------     -------     -------     -------     -------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD...............   $ 1.000     $1.000      $1.000      $ 1.000     $1.000      $1.000      $ 1.000     $1.000      $1.000
                          --------    ------      --------    --------    ------      --------    --------    ------
Investment Activities
  Net investment
    income.............     0.013      0.015       0.014        0.028      0.032       0.029        0.017      0.019       0.017
                          --------    ------      --------    --------    ------      --------    --------    ------
Distributions
  Net investment
    income.............    (0.013)    (0.015)     (0.014)      (0.028)    (0.032)     (0.029)      (0.017)    (0.019)     (0.017)
                          --------    ------      --------    --------    ------      --------    --------    ------
NET ASSET VALUE, END OF
  PERIOD...............   $ 1.000     $1.000      $1.000      $ 1.000     $1.000      $1.000      $ 1.000     $1.000      $1.000
                          ========    ======      ========    ========    ======      ========    ========    ======
Total Return...........      1.34%(b)   1.54% (b)   1.41% (b)    2.81%      3.22%       2.96%        1.66%(b)   1.88% (b)   1.73%(b)
RATIOS/SUPPLEMENTARY
  DATA:
Net Assets at end of
  period (000).........   $32,863     $4,233      $3,919      $30,143     $  723      $3,172      $33,569         14      $1,250
Ratio of expenses to
  average net assets...      0.87%(c)   0.47% (c)   0.72% (c)    0.89%      0.41%       0.72%        1.00%(c)   0.59% (c)   0.85%(c)
Ratio of net investment
  income to average net
  assets...............      2.64%(c)   3.04% (c)   2.79% (c)    2.78%      2.92%       2.88%        2.98%(c)   3.38% (c)   3.19%(c)
Ratio of expenses to
  average net
  assets*..............      1.22%(c)   0.82% (c)   1.07% (c)    1.25%      0.79%       1.08%        1.36%(c)   0.94% (c)   1.21%(c)
Ratio of net investment
  income to average net
  assets*..............      2.29%(c)   2.69% (c)   2.44% (c)    2.42%      2.54%       2.52%        2.61%(c)   3.03% (c)   2.83%(c)

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                 INTERMEDIATE BOND FUND
                       ----------------------------------------------------------------------------------------------------------
                              FOR THE SIX MONTHS
                            ENDED JANUARY 31, 1997
                       --------------------------------            FOR THE YEAR ENDED                   AUGUST 1, 1994 TO
                                                                     JULY 31, 1996                      JULY 31, 1995 (A)
                                 (UNAUDITED)                --------------------------------     --------------------------------
                       CLASS A     CLASS Y      CLASS C     CLASS A     CLASS Y      CLASS C     CLASS A     CLASS Y      CLASS C
                       -------     --------     -------     -------     --------     -------     -------     --------     -------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD............    $9.91      $  10.01      $9.84      $10.06      $  10.16      $9.96      $10.00      $  10.00     $10.00
                        -----      --------      -----       -----      --------      -----       -----      --------      -----
Investment
  Activities
  Net investment
    income..........     0.27          0.29       0.21        0.55          0.56       0.44        0.53          0.64       0.46
  Net realized and
    unrealized gains
    (losses) from
    investments.....     0.11          0.11       0.13       (0.16)        (0.15)     (0.10)       0.11          0.14       0.05
                        -----      --------      -----       -----      --------      -----       -----      --------      -----
    Total from
      Investment
      Activities....     0.38          0.40       0.34        0.39          0.41       0.34        0.64          0.78       0.51
                        -----      --------      -----       -----      --------      -----       -----      --------      -----
Distributions
  Net investment
    income..........    (0.27)        (0.29)     (0.23)      (0.54)        (0.56)     (0.46)      (0.58)        (0.62)     (0.55)
  Net realized
    gains...........    (0.03)        (0.03)     (0.03)         --            --         --          --            --         --
                        -----      --------      -----       -----      --------      -----       -----      --------      -----
    Total
    Distributions...    (0.30)        (0.32)     (0.26)      (0.54)        (0.56)     (0.46)      (0.58)        (0.62)     (0.55)
                        -----      --------      -----       -----      --------      -----       -----      --------      -----
NET ASSET VALUE, END
  OF PERIOD.........    $9.99      $  10.09      $9.92      $ 9.91      $  10.01      $9.84      $10.06      $  10.16     $ 9.96
                        =====      ========      =====       =====      ========      =====       =====      ========      =====
Total
  Return-excluding
  sales and
  redemption
  charges...........     3.85%(b)      3.95%(b)   3.44%(b)    3.94%         4.15%      3.49%       6.67%         8.09%      5.42%
RATIOS/SUPPLEMENTARY
  DATA:
Net Assets at end of
  period (000)......    $ 742      $175,457      $  71      $  586      $158,172      $ 110      $  381      $141,399     $  133
Ratio of expenses to
  average net
  assets............     0.96%(c)      0.72%(c)   1.71%(c)    1.01%         0.76%      1.76%       0.80%         0.41%      1.59%
Ratio of net
  investment income
  to average net
  assets............     5.39%(c)      5.63%(c)   4.64%(c)    5.31%         5.57%      4.58%       5.94%         6.31%      5.18%
Ratio of expenses to
  average net
  assets*...........     1.11%(c)      0.87%(c)   1.86%(c)    1.16%         0.91%      1.91%       1.17%         0.91%      1.92%
Ratio of net
  investment income
  to average net
  assets*...........     5.24%(c)      5.48%(c)   4.49%(c)    5.16%         5.42%      4.43%       5.57%         5.81%      4.85%
Portfolio Turnover
  (d)...............       52%           52%        52%         66%           66%        66%        107%          107%       107%

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Unannualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                  DIVERSIFIED BOND FUND
                        ---------------------------------------------------------------------------------------------------------
                               FOR THE SIX MONTHS
                             ENDED JANUARY 31, 1997
                        --------------------------------            FOR THE YEAR ENDED                    MAY 2, 1995 TO
                                                                      JULY 31, 1996                      JULY 31, 1995 (A)
                                  (UNAUDITED)                --------------------------------     -------------------------------
                        CLASS A     CLASS Y      CLASS C     CLASS A     CLASS Y      CLASS C     CLASS A     CLASS Y     CLASS C
                        -------     --------     -------     -------     --------     -------     -------     -------     -------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD.............   9$.86..     $  10.04      $9.44      $10.18      $  10.33     $10.22      $10.00      $ 10.00     $10.00
                         -----      --------      -----      ------      --------     ------      ------      --------
Investment Activities
  Net investment
    income...........     0.27          0.29       0.21        0.55          0.58       0.48        0.01         0.15       0.01
  Net realized and
    unrealized gains
    (losses) from
    investments......     0.15          0.15       0.15       (0.16)        (0.13)     (0.60)       0.30         0.31       0.33
                         -----      --------      -----      ------      --------     ------      ------      --------
    Total from
      Investment
      Activities.....   0.42..          0.44       0.36        0.39          0.45      (0.12)       0.31         0.46       0.34
                         -----      --------      -----      ------      --------     ------      ------      --------
Distributions
  Net investment
    income...........    (0.28)        (0.29)     (0.24)      (0.55)        (0.58)     (0.50)      (0.13)       (0.13)     (0.12)
  Net realized
    gains............    (0.07)        (0.07)     (0.07)      (0.16)        (0.16)     (0.16)         --           --         --
                         -----      --------      -----      ------      --------     ------      ------      --------
    Total
     Distributions...    (0.35)        (0.36)     (0.31)      (0.71)        (0.74)     (0.66)      (0.13)       (0.13)     (0.12)
                         -----      --------      -----      ------      --------     ------      ------      --------
NET ASSET VALUE, END
  OF PERIOD..........    $9.93      $  10.12      $9.49      $ 9.86      $  10.04     $ 9.44      $10.18      $ 10.33     $10.22
                         =====      ========      =====      ======      ========     ======      ======      ========
Total
  Return-excluding
  sales and
  redemption
  charges............     4.30%(b)      4.45%(b)   3.81%(b)    3.79%         4.33%     (1.37)%      3.07% (b)    4.58%(b)   3.35%(b)
RATIOS/SUPPLEMENTARY
  DATA:
Net Assets at end of
  period (000).......    $ 425      $225,485      $  22      $  313      $183,255     $    9          **      $99,347         **
Ratio of expenses to
  average net
  assets.............     0.82%(c)      0.57%(c)   1.72%(c)    0.85%         0.61%      1.58%       0.95% (c)    0.70%(c)   1.70%(c)
Ratio of net
  investment income
  to average net
  assets.............     5.57%(c)      5.83%(c)   4.67%(c)    5.48%         5.72%      4.81%       5.66% (c)    5.91%(c)   4.91%(c)
Ratio of expenses to
  average net
  assets*............     1.12%(c)      0.87%(c)   2.00%(c)    1.15%         0.91%      1.82%       1.25% (c)    1.00%(c)   2.00%(c)
Ratio of net
  investment income
  to average net
  assets*............     5.27%(c)      5.53%(c)   4.39%(c)    5.18%         5.42%      4.57%       5.36% (c)    5.61%(c)   4.61%(c)
Portfolio Turnover
  (d)................        8%            8%         8%         48%           48%        48%         34%          34%        34%

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

 **  Net assets are less than $1,000.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                               SMALL COMPANIES VALUE FUND
                       ----------------------------------------------------------------------------------------------------------
                               FOR THE SIX MONTHS
                             ENDED JANUARY 31, 1997
                       ----------------------------------             FOR THE YEAR ENDED                 AUGUST 1, 1994 TO
                                                                        JULY 31, 1996                    JULY 31, 1995 (A)
                                  (UNAUDITED)                  --------------------------------    ------------------------------
                       CLASS A      CLASS Y       CLASS C      CLASS A     CLASS Y      CLASS C    CLASS A    CLASS Y     CLASS C
                       -------      --------      -------      -------     --------     -------    -------    --------    -------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD.............. $ 13.95      $  13.96      $ 13.74      $ 13.23     $  13.26     $ 13.14    $ 10.00    $  10.00    $ 10.00
                       -------      --------      --------      ------     --------      ------     ------      ------
Investment Activities
  Net investment
    income (loss).....      --            --        (0.05)        0.04         0.06       (0.03)      0.09        0.13      (0.03)
  Net realized and
    unrealized gains
    from
    investments.......    3.84          3.86         3.79         1.83         1.81        1.74       3.29        3.30       3.29
                       -------      --------      --------      ------     --------      ------     ------      ------
    Total from
      Investment
      Activities......    3.84          3.86         3.74         1.87         1.87        1.71       3.38        3.43       3.26
                       -------      --------      --------      ------     --------      ------     ------      ------
Distributions
  Net investment
    income............   (0.01)        (0.03)          --        (0.04)       (0.06)         --      (0.10)      (0.12)     (0.07)
  Net realized
    gains.............   (1.52)        (1.52)       (1.52)       (1.11)       (1.11)      (1.11)     (0.05)      (0.05)     (0.05)
                       -------      --------      --------      ------     --------      ------     ------      ------
    Total
      Distributions...   (1.53)        (1.55)       (1.52)       (1.15)       (1.17)      (1.11)     (0.15)      (0.17)     (0.12)
                       -------      --------      --------      ------     --------      ------     ------      ------
NET ASSET VALUE, END
  OF PERIOD........... $ 16.26      $  16.27      $ 15.96      $ 13.95     $  13.96     $ 13.74    $ 13.23    $  13.26    $ 13.14
                       =======      ========      ========      ======     ========      ======     ======      ======
Total
  Return -- excluding
  sales redemption
  charges.............   28.95% (b)    29.11%(b)    28.68% (b)   14.93%       14.94%      13.79%     34.29%      34.76%     33.02%
RATIOS/SUPPLEMENTARY
  DATA:
Net Assets at end of
  period (000)........ $15,248      $387,637      $ 1,574      $ 9,022     $297,793     $ 1,225    $ 1,257    $209,626    $   312
Ratio of expenses to
  average net
  assets..............    1.31% (c)     1.06%(c)     2.06% (c)    1.33%        1.08%       2.08%      1.11%       0.60%      1.85%
Ratio of net
  investment income to
  average net
  assets..............   (0.02)%(c)     0.23%(c)    (0.77)%(c)    0.14%        0.41%      (0.60)%     0.63%       1.20%     (0.10)%
Ratio of expenses to
  average net
  assets*.............    1.31% (c)     1.06%(c)     2.06% (c)    1.33%        1.08%       2.08%      1.38%       1.12%      2.13%
Ratio of net
  investment income to
  average net
  assets*.............   (0.02)%(c)     0.23%(c)    (0.77)%(c)    0.14%        0.41%      (0.60)%     0.36%       0.68%     (0.38)%
Portfolio Turnover
  (d).................      16%           16%          16%          34%          34%         34%        37%         37%        37%
Average commission
  rate paid (e)....... $0.0515      $ 0.0515      $0.0515      $0.0398     $ 0.0398     $0.0398

---------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Unannualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 96.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                    LARGE COMPANIES VALUE FUND
                                  -----------------------------------------------------------------------------------------------
                                         FOR THE SIX MONTHS
                                       ENDED JANUARY 31, 1997
                                  --------------------------------          FOR THE YEAR ENDED             AUGUST 1, 1994 TO
                                                                              JULY 31, 1996                JULY 31, 1995 (A)
                                            (UNAUDITED)                ----------------------------   ---------------------------
                                  CLASS A     CLASS Y      CLASS C     CLASS A   CLASS Y    CLASS C   CLASS A   CLASS Y   CLASS C
                                  -------     --------     -------     -------   --------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................... $ 11.92     $  11.98     $ 11.73     $ 12.20   $  12.23   $ 12.04   $10.00    $ 10.00   $10.00
                                  -------     --------     -------     -------   --------   -------   -------   -------   -------
Investment Activities
  Net investment income..........    0.08         0.10        0.03        0.20       0.21      0.13     0.18       0.24     0.12
  Net realized and unrealized
    gains from investments.......    2.52         2.53        2.48        0.71       0.75      0.69     2.23       2.22     2.11
                                  -------     --------     -------     -------   --------   -------   -------   -------   -------
    Total from Investment
      Activities.................    2.60         2.63        2.51        0.91       0.96      0.82     2.41       2.46     2.23
                                  -------     --------     -------     -------   --------   -------   -------   -------   -------
Distributions
  Net investment income..........   (0.11)       (0.13)      (0.05)      (0.19)     (0.21)    (0.13)   (0.18)     (0.20)   (0.16)
  Net realized gains.............   (0.79)       (0.79)      (0.79)      (1.00)     (1.00)    (1.00)   (0.03)     (0.03)   (0.03)
                                  -------     --------     -------     -------   --------   -------   -------   -------   -------
    Total Distributions..........   (0.90)       (0.92)      (0.84)      (1.19)     (1.21)    (1.13)   (0.21)     (0.23)   (0.19)
                                  -------     --------     -------     -------   --------   -------   -------   -------   -------
Net Asset Value, End of Period... $ 13.62     $  13.69     $ 13.40     $ 11.92   $  11.98   $ 11.73   $12.20    $ 12.23   $12.04
                                  =======     ========     =======     =======   ========   =======   =======   =======   =======
Total Return -- excluding sales
  redemption charges.............   22.39%(b)    22.54%(b)   21.93%(b)    8.17%      8.57%     7.46%   24.61%     25.04%   22.78%
Ratios/Supplementary Data:
Net Assets at end of period
  (000).......................... $ 6,394     $147,070     $   876     $ 4,666   $112,908   $   648   $1,056    $98,127   $  271
Ratio of expenses to average net
  assets.........................    1.16%(c)     0.91%(c)    1.91%(c)    1.18%      0.93%     1.93%    1.04%      0.53%    1.78%
Ratio of net investment income to
  average net assets.............    1.26%(c)     1.51%(c)    0.51%(c)    1.52%      1.77%     0.77%    1.70%      2.19%    0.91%
Ratio of expenses to average net
  assets*........................    1.31%(c)     1.06%(c)    2.06%(c)    1.33%      1.08%     2.08%    1.38%      1.11%    2.13%
Ratio of net investment income to
  average net assets*............    1.11%(c)     1.36%(c)    0.36%(c)    1.37%      1.62%     0.62%    1.36%      1.61%    0.56%
Portfolio Turnover (d)...........      18%          18%         18%         35%        35%       35%      48%        48%      48%
Average commission rate paid
  (e)............................ $0.0574     $ 0.0574     $0.0574     $0.0574   $ 0.0574   $0.0574

---------

*During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Unannualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 96.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                           OPTIMIZED STOCK FUND
          -----------------------------------------------------------------------------------------------------------------------
                   FOR THE SIX MONTHS
                 ENDED JANUARY 31, 1997
          ------------------------------------               FOR THE YEAR ENDED                         MAY 2, 1995 TO
                                                               JULY 31, 1996                          JULY 31, 1995 (A)
                      (UNAUDITED)                    ----------------------------------      ------------------------------------
          CLASS A       CLASS Y        CLASS C       CLASS A      CLASS Y       CLASS C      CLASS A       CLASS Y        CLASS C
          -------       --------       -------       -------      --------      -------      -------       --------       -------

NET ASSET
 VALUE,
BEGINNING
 OF
PERIOD...      $12.10   $  12.12       $12.05        $10.94       $  10.95      $10.92       $10.00        $  10.00     $10.00
                -----   --------        -----        ------       --------      ------       ------        --------     ------
Investment
Activities
 Net
 investment
  income...      0.08       0.10         0.02          0.19           0.21        0.11         0.03            0.06       0.03
 Net
 realized
   and
   unrealized
   gains
   from
   investments.. 2.76       2.76        2.76          1.36           1.37        1.37         0.93            0.91        0.91
                -----    -------       -----        ------       --------      ------       ------        --------      ------
   Total
    from
    Investment
    Activities.. 2.84       2.86       2.78          1.55           1.58        1.48         0.96            0.97         0.94
                -----    -------      -----        ------       --------      ------       ------        --------       ------
Distributions
 Net
 investment
  income...     (0.11)     (0.13)     (0.05)        (0.19)         (0.21)      (0.15)       (0.02)          (0.02)       (0.02)
 Net
 realized
 gains...       (0.77)     (0.77)     (0.77)        (0.20)         (0.20)      (0.20)          --              --           --
                -----    -------      -----        ------       --------      ------       ------        --------       ------
 Total
 Distributions  (0.88)     (0.90)     (0.82)        (0.39)         (0.41)      (0.35)       (0.02)          (0.02)       (0.02)
                -----    -------      -----        ------       --------      ------       ------        --------       ------
NET ASSET
 VALUE,
 END OF
PERIOD...      $14.06   $  14.08     $14.01        $12.10       $  12.12      $12.05       $10.94        $  10.95       $10.92
                =====   ========      =====        ======       ========      ======       ======        ========       ======
Total
Return--excluding
 sales
 and
 redemption
 charges...     24.02%(b)  24.15%(b)  23.56%(b)     14.36%         14.56%      13.62%        9.64%(b)        9.74%(b)     9.41%(b)
RATIOS/SUPPLEMENTARY
 DATA:
Net
 Assets
 at end
 of
 period
 (000)...      $2,273   $274,982     $  169        $1,214       $219,014      $   94       $   35        $148,782       $   20
Ratio of
 expenses
 to
 average
 net
assets...        0.82%(c)   0.57%(c)   1.56%(c)      0.84%          0.60%       1.59%        0.91%(c)        0.68%(c)     1.68%(c)
Ratio of
 net
 investment
 income
 to
 average
 net
assets...        1.27%(c)   1.52%(c)   0.53%(c)      1.40%          1.76%       0.70%        1.03%(c)        2.38%(c)     1.13%(c)
Ratio of
 expenses
 to
 average
 net
 assets*...      1.02%(c)   0.77%(c)   1.76%(c)      1.04%          0.80%       1.79%        1.10%(c)        0.88%(c)     1.88%(c)
Ratio of
 net
 investment
 income
 to
 average
 net
 assets*...      1.07%(c)   1.32%(c)   0.33%(c)      1.20%          1.56%       0.50%        0.85%(c)        2.18%(c)     0.92%(c)
Portfolio
 Turnover
 (d).....          27%        27%        27%           56%            56%         56%           5%              5%           5%
Average
commission
 rate
 paid
 (e).....     $0.0302    $0.0302    $0.0302       $0.0351      $ 0.0351      $0.0351

---------

*During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 96.

                        See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                            INTERNATIONAL OPPORTUNITIES FUND
                       ----------------------------------------------------------------------------------------------------------
                              FOR THE SIX MONTHS
                            ENDED JANUARY 31, 1997
                       --------------------------------             FOR THE YEAR ENDED                    JULY 3, 1995 TO
                                                                      JULY 31, 1996                      JULY 31, 1995 (A)
                                 (UNAUDITED)                 --------------------------------     -------------------------------
                       CLASS A     CLASS Y      CLASS C      CLASS A     CLASS Y      CLASS C     CLASS A     CLASS Y     CLASS C
                       -------     --------     -------      -------     --------     -------     -------     -------     -------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD.............. $10.64..    $  10.69     $ 10.63      $ 10.45     $  10.48     $ 10.46     $10.00      $ 10.00     $10.00
                       -------     --------     -------      -------     --------     -------     -------     -------     -------
Investment Activities
  Net investment
    income(loss)......    0.02         0.03       (0.03)        0.07         0.09        0.03         --         0.01      (0.01)
  Net realized and
    unrealized gains
    (losses) from
    investments.......      --           --          --         0.17         0.18        0.17       0.45         0.47       0.47
                       -------     --------     -------      -------     --------     -------     -------     -------     -------
    Total from
      Investment
      Activities......    0.02         0.03       (0.03)        0.24         0.27        0.20       0.45         0.48       0.46
                       -------     --------     -------      -------     --------     -------     -------     -------     -------
Distributions
  Net investment
    income............   (0.06)       (0.08)      (0.02)       (0.05)       (0.06)      (0.03)        --           --         --
  Net realized
    gains.............   (0.03)       (0.03)      (0.03)          --           --          --         --           --         --
                       -------     --------     -------      -------     --------     -------     -------     -------     -------
    Total
      distributions...   (0.09)       (0.11)      (0.05)       (0.05)       (0.06)      (0.03)        --           --         --
                       -------     --------     -------      -------     --------     -------     -------     -------     -------
NET ASSET VALUE, END
  OF PERIOD........... $ 10.57     $  10.61     $ 10.55      $ 10.64     $  10.69     $ 10.63     $10.45      $ 10.48     $10.46
                       =======     ========     =======      =======     ========     =======     =======     =======     =======
Total
  Return -- excluding
  sales and redemption
  char................    0.20%(b)     0.26%(b)    0.26%(b)     2.29%        2.56%       1.92%      4.50%(b)     4.80%(b)   4.60%(b)
RATIOS/SUPPLEMENTARY
  DATA:
  Net Assets at end of
    period (000)...... $ 1,689     $165,732     $    22      $ 1,986     $142,478     $    19     $   20      $60,073         **
Ratio of expenses to
  average net
  assets..............    1.02%(c)     0.77%(c)    1.76%(c)     1.06%        0.81%       1.78%      1.40%(c)     1.18%(c)   2.18%(c)
Ratio of net
  investment income to
  average net
  assets..............    0.56%(c)     0.81%(c)   (0.18%)(c)    0.84%        1.18%       0.41%      0.23%(c)     1.32%(c)   0.32%(c)
Ratio of expenses to
  average net
  assets*.............    1.32%(c)     1.07%(c)    2.06%(c)     1.35%        1.10%       2.06%      1.54%(c)     1.39%(c)   2.39%(c)
Ratio of net
  investment income to
  average net
  assets*.............    0.26%(c)     0.51%(c)   (0.48%)(c)    0.55%        0.89%       0.13%      0.09%(c)     1.12%(c)   0.12%(c)
Portfolio Turnover
  (d).................       2%           2%          2%           6%           6%          6%         0%           0%         0%
Average commission
  rate paid (e)....... $0.0226     $ 0.0226     $0.0226      $0.0221     $ 0.0221     $0.0221

---------

 *During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

**Net assets are less than $1,000.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 96.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                         ALLOCATED CONSERVATIVE FUND
                                                          ----------------------------------------------------------
                                                          FOR THE SIX MONTHS ENDED            FROM MAY 1, 1996 TO
                                                              JANUARY 31, 1997                  JULY 31, 1996(A)
                                                          ------------------------          ------------------------
                                                          CLASS A          CLASS Y          CLASS A          CLASS Y
                                                          -------          -------          -------          -------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD....................  $ 9.95           $ 9.96           $10.00           $10.00
                                                          ------           ------           ------           ------
Investment Activities
  Net investment income.................................    0.21             0.20             0.10             0.08
  Net realized and unrealized (losses) from
    investments.........................................    0.58             0.62            (0.12)           (0.09)
                                                          ------           ------           ------           ------
        Total from Investment Activities................    0.79             0.82            (0.02)           (0.01)
                                                          ------           ------           ------           ------
Distributions
  Net investment income loss............................   (0.24)           (0.25)           (0.03)           (0.03)
                                                          ------           ------           ------           ------
NET ASSET VALUE, END OF PERIOD..........................  $10.50           $10.53           $ 9.95           $ 9.96
                                                          ======           ======           ======           ======
Total return--excluding sales charge....................    8.08% (b)        8.34% (b)      (0.18)%  (b)     (0.08)%  (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).......................  $1,151           $9,060           $   **           $7,573
Ratio of expenses to average net assets.................    0.63% (c)        0.39% (c)        0.00%  (c)       0.34%  (c)
Ratio of net investment income to average net assets....    3.47% (c)        3.91% (c)        3.96%  (c)       3.77%  (c)
Portfolio Turnover(d)...................................       4 %              4 %              3 %              3 %

---------

 ** Net assets are less than $1,000.

 (a) Period from commencement of operations.

(b) Not annualized.

 (c) Annualized.

 (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                           ALLOCATED BALANCED FUND
                                                          ----------------------------------------------------------
                                                          FOR THE SIX MONTHS ENDED            FROM MAY 1, 1996 TO
                                                              JANUARY 31, 1997                  JULY 31, 1996(A)
                                                          ------------------------          ------------------------
                                                          CLASS A          CLASS Y          CLASS A          CLASS Y
                                                          -------          -------          -------          -------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD....................  $ 9.74           $  9.75          $10.00           $ 10.00
                                                          ------           -------          ------           -------
Investment Activities
  Net investment income.................................    0.15              0.15            0.08              0.06
  Net realized and unrealized (losses) from
    investments.........................................    1.08              0.99           (0.31)            (0.28)
                                                          ------           -------          ------           -------
        Total from Investment Activities................    1.23              1.14           (0.23)            (0.22)
                                                          ------           -------          ------           -------
Distributions
  Net investment income.................................   (0.17)            (0.18)          (0.03)            (0.03)
                                                          ------           -------          ------           -------
NET ASSET VALUE, END OF PERIOD..........................  $10.80           $ 10.71          $ 9.74           $  9.75
                                                          ======           =======          ======           =======
Total return--excluding sales charge....................   12.76% (b)        11.78%(b)       (2.31)% (b)       (2.21)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).......................  $3,863           $67,256          $   **           $38,283
Ratio of expenses to average net assets.................    0.53% (c)         0.25%(c)        0.00%  (c)        0.22% (c)
Ratio of net investment income to average net assets....    2.56% (c)         3.04%(c)        3.20%  (c)        2.67% (c)
Portfolio Turnover(d)...................................       5 %               5%              4 %               4%

---------

 ** Net assets are less than $1,000.

 (a) Period from commencement of operations.

(b) Not annualized.

 (c) Annualized.

 (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                            ALLOCATED GROWTH FUND
                                                          ----------------------------------------------------------
                                                          FOR THE SIX MONTHS ENDED            FROM MAY 1, 1996 TO
                                                              JANUARY 31, 1997                  JULY 31, 1996(A)
                                                          ------------------------          ------------------------
                                                          CLASS A          CLASS Y          CLASS A          CLASS Y
                                                          -------          -------          -------          -------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD....................  $ 9.74           $  9.72          $10.00           $ 10.00
                                                          ------           -------          ------           -------
Investment Activities
  Net investment income.................................    0.10              0.10            0.05              0.04
  Net realized and unrealized (losses) from
    investments.........................................    1.40              1.30           (0.28)            (0.29)
                                                          ------           -------          ------           -------
        Total from Investment Activities................    1.50              1.40           (0.23)            (0.25)
                                                          ------           -------          ------           -------
Distributions
  Net investment income.................................   (0.11)            (0.11)          (0.03)            (0.03)
                                                          ------           -------          ------           -------
NET ASSET VALUE, END OF PERIOD..........................  $11.13           $ 11.01          $ 9.74           $  9.72
                                                          ======           =======          ======           =======
Total return--excluding sales charge....................   15.54% (b)        14.60%(b)       (2.32)% (b)       (2.52)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).......................  $5,436           $13,670          $   **           $10,801
Ratio of expenses to average net assets.................    0.56% (c)         0.29%(c)        0.00%  (c)        0.31% (c)
Ratio of net investment income to average net assets....    1.51% (c)         2.04%(c)        1.99%  (c)        1.58% (c)
Portfolio Turnover(d)...................................       4 %               4%              4 %               4%

---------

 ** Net assets are less than $1,000.

 (a) Period from commencement of operations.

(b) Not annualized.

 (c) Annualized.

 (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                          ALLOCATED AGGRESSIVE FUND
                                                          ----------------------------------------------------------
                                                          FOR THE SIX MONTHS ENDED            FROM MAY 1, 1996 TO
                                                              JANUARY 31, 1997                  JULY 31, 1996(A)
                                                          ------------------------          ------------------------
                                                          CLASS A          CLASS Y          CLASS A          CLASS Y
                                                          -------          -------          -------          -------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD....................  $ 9.64           $ 9.60           $10.00           $10.00
                                                          ------           ------           ------           ------
Investment Activities
  Net investment income (loss)..........................    0.05             0.06            (0.01)            0.02
  Net realized and unrealized (losses) from
    investments.........................................    1.60             1.59            (0.33)           (0.40)
                                                          ------           ------           ------           ------
    Total from Investment Activities....................    1.65             1.65            (0.34)           (0.38)
                                                          ------           ------           ------           ------
Distributions
  Net investment income.................................   (0.05)           (0.06)           (0.02)           (0.02)
                                                          ------           ------           ------           ------
NET ASSET VALUE, END OF PERIOD..........................  $11.24           $11.19           $ 9.64           $ 9.60
                                                          ======           ======           ======           ======
Total return............................................   17.20% (b)       17.29% (b)       (3.38)% (b)      (3.78)% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).......................  $  272           $1,612           $    2           $8,207
Ratio of expenses to average net assets.................    0.59% (c)        0.32% (c)        0.57%  (c)       0.35%  (c)
Ratio of net investment income to average net assets....    0.62% (c)        1.10% (c)       (0.30% )(c)       0.70%  (c)
Portfolio Turnover(d)...................................      19%              19%              18%              18%

---------

 (a) Period from commencement of operations.

(b) Not annualized.

 (c) Annualized.

 (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST MUTUAL FUNDS
3435 Stelzer Road
Columbus, Ohio 43219-3035

INVESTMENT ADVISER
Qualivest Capital Management, Inc.
P.O. Box 2758
Portland, Oregon 97208

ADMINISTRATOR & DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, Ohio 45402


This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless proceded or accompanied by a prospectus. To obtain a prospectus for any of the Qualivest Mutual Funds, call 1-800-743-8637. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

For more information, about these Funds or your account, contact your investment representative or call 1-800-743-8637.


          QUALIVEST
         SEMI-ANNUAL
           REPORT

JANUARY 31, 1997

o  Small Companies Value Fund

o  International Opportunities Fund

o  Large Companies Value Fund

o  Optimized Stock Fund

o  Diversified Bond Fund

o  Intermediate Bond Fund

o  Money Market Fund

o  Tax-Free Money Market Fund

o  U.S. Treasury Money Market Fund


o  Allocated Conservative Fund

o  Allocated Balanced Fund

o  Allocated Growth Fund

o  Allocated Aggressive Fund


MUTUAL FUNDS:

o  Are not insured by the FDIC

o  Are not deposits or other obligations
   of, or guaranteed by, any bank

o Are subject to investment risk, including the possible loss of the principal amount invested

o  May involve sales charges and other fees

[LOGO]      QUALIVEST
          ------------
          Mutual Funds


QUA-0030
  3/97